     NUVEEN

     Municipal
     Bond Funds


     February 28, 1998


     Annual Report


     Dependable, tax-free income
     to help you keep more of
     what you earn.




     [PHOTO APPEARS HERE]



     California

     California
     Insured

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.



Over the past 12 months, the Nuveen California Municipal Bond Funds have performed well, rewarding investors with dependable tax-free income and attractive returns. As of February 28, 1998, shareholders in the Nuveen California Municipal Bond Fund's Class A shares were receiving an annualized tax-free current yield on net asset value of 4.19%, while investors in the Nuveen California Insured Municipal Bond Fund's Class A shares were receiving 3.78% annually. To match these yields on an after-tax basis, investors in the combined 37.4% federal and California state income tax bracket would have had to earn 6.69% and 6.04%, respectively, from comparable taxable investments.

For the year ended February 28, 1998, the uninsured fund provided Class A shareholders with a total return on net asset value of 8.87%. The insured fund provided Class A shareholders with an annual total return of 8.66%. You will find additional details on the individual performance of each fund on pages 5-6.


Municipal Market Review

The bond market enjoyed a period of solid performance over the past year, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate tightening in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these bonds an attractive investment opportunity.

Meeting Investor Needs
The stable income stream and quality portfolios detailed on the

"We remain committed to providing you with quality investment solutions that withstand the test of time."


following pages demonstrate that these municipal bond funds have continued to achieve their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable investors to strike the proper balance between reward and risk in their portfolios. With their focus on attractive tax-free income and competitive after-tax total returns, Nuveen's municipal bond funds can be ideal for the tax-sensitive investor who wants to build and sustain long-term financial security.


Building Better Portfolios
Nuveen's broad array of insured and traditional municipal bond funds provide a variety of choices so that investors can select the risk level appropriate to their individual needs. Our municipal bond funds can also be combined with other Nuveen investments, creating the foundation for a well-balanced investment portfolio that offers risk resistance as well as tax efficiency.

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. These include the Nuveen Growth and Income Stock Fund, our two balanced funds, which seek capital appreciation and stability through a blend of equities and Treasury securities or municipal bonds, and the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

Nuveen California Municipal Bond Funds

Portfolio Manager's Comments

Portfolio manager Steve Krupa discusses the performance of the California Municipal Bond Funds, the California municipal market, and key investment strategies.





Performance Review

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally by year end -- the third largest volume ever. This environment afforded opportunities to find value in the essential services sector, especially among bonds issued by schools and water and sewer districts.


Nuveen California Municipal Bond Fund

As Tim mentioned in his letter to shareholders, the fund provided Class A shareholders with an annualized total return on net asset value of 8.87% for the period ended February 28, 1998. This return is equivalent to a return of 12.04% for shareholders in the combined 37.4% federal and state tax bracket. This return trails the 9.72% annual return for the Lehman Brothers California Municipal Bond Index, which does not incur operating expenses or transaction costs.

The performance of the fund continues to be influenced by its shorter duration. Duration measures a fund's price volatility, or reaction to interest rate movements. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration funds were more sensitive to interest rate movements -- both on the upside, and on the downside. Therefore, funds with longer duration bonds appreciated more in value in this declining rate environment, but are penalized more during periods of rising interest rates.

Nearly 20% of the fund's portfolio has been pre-refunded and escrowed with U.S. Treasury securities, providing price stability and enhanced credit quality. However, since advance-refunded securities are less affected by interest rate movements, the fund participated less in the market rally as interest rates fell.


Nuveen California Insured Municipal Bond Fund

The Nuveen California Insured Municipal Bond Fund posted a total return of 8.66% on net asset value for the period, recording price changes and reinvested dividends. During the same period, the Lehman Brothers California Municipal Bond Index, which does not incur operating expenses or transaction costs, reported a 10.27% total return.


California's Economic
Rebound Continues

California continues its strong economic recovery and is building a more diversified economy. High technology and service industry jobs are replacing positions lost in the 1990-94 recession. Although the state's financial situation is improving, California continues to feel the pressures of mandated school funding levels (in accordance

"California continues its strong economic recovery and is building a more diversified economy."



with Proposition 98), mandatory sentencing laws, and a required two-thirds legislative majority approval for budget passage. The supply of municipal bonds has been heavy and is expected to continue as the state enjoys rapid economic and population growth.


Finding Value in Today's Market

In light of the state's high credit ratings, we have increased our exposure to California general obligation bonds, which are backed by the full faith and credit of the issuing state or local government. These bonds receive high credit ratings and, as the credit quality of the issuer is upgraded, prices also tend to appreciate. The improving economic environment in California has increased supply, enhancing our opportunities to purchase bonds at attractive levels.

We also selectively added non-rated securities to the portfolio as a way to increase the funds' yields. With the influx of new issues in the California market, we have found several opportunities to purchase non-rated bonds with favorable risk profiles.

Over the past few years, we took advantage of consolidation and deregulation in the utilities and healthcare sectors to selectively purchase bonds that we anticipated would add quality, income, and price stability to the portfolio. We continue to see opportunity in both those sectors. We also find value in obligations backed by the state.

In healthcare, the bonds we selected for purchase three years ago were issued by organizations with strong competitive positions and healthy financial operations that were then being penalized by the turmoil surrounding healthcare reform. Since that time, spreads have narrowed, and many of these bonds have been pre-refunded, enhancing the credit quality of the portfolio and ensuring greater price stability and income.


Strategies for the Future

In the coming months, we will continue to focus on the selection of undervalued securities that provide attractive income and the opportunity for price appreciation relative to the market.

Nuveen California Municipal Bond Fund

Performance Overview

As of February 28, 1998


                             [GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)/1/

March                            .0455
April                            .0455
May                              .0455
June                             .0455
July                             .0455
August                           .0455
September                        .0455
October                          .0455
November                         .0455
December                         .0455
January                          .0455
February                         .0455

Top 5 Sectors

Tax Obligation (Limited)           25%
--------------------------------------
U.S. Guaranteed                    17%
--------------------------------------
Housing (Multifamily)              15%
--------------------------------------
Health Care                        12%
--------------------------------------
Housing (Single Family)            11%
--------------------------------------

1 The fund paid a capital gains distribution to shareholders in November of $0.003 per share.

2 Class R Share returns are actual. Class A, B, and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                               A           B           C            R
--------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94         7/86
--------------------------------------------------------------------------------
Net Asset Value                      $10.91      $10.92      $10.92     $  10.93
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $251,819
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          22.66
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.61
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
1-Year                 8.87%          4.33%       8.08%       8.36%        8.99%
--------------------------------------------------------------------------------
5-Year                 5.85%          4.94%       5.19%       5.18%        6.16%
--------------------------------------------------------------------------------
10-Year                7.60%          7.13%       7.02%       6.86%        7.89%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
Distribution Rate      5.00%          4.79%       4.29%       4.45%        5.22%
--------------------------------------------------------------------------------
SEC 30-Day Yield       4.19%          4.01%       3.44%       3.63%        4.39%
--------------------------------------------------------------------------------
Taxable Equivalent
  Yield/3/             6.69%          6.41%       5.50%       5.80%        7.01%
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Index Comparison/4/

                 Lehman Brothers       Nuveen California       Nuveen California
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,675.77               10,227.38
February 1990          11,708.95               11,698.16               11,206.84
February 1991          12,788.46               12,665.65               12,133.69
February 1992          14,066.52               13,804.91               13,225.10
February 1993          16,002.67               15,652.15               14,994.76
February 1994          16,887.10               16,405.07               15,716.05
February 1995          17,205.76               16,441.75               15,751.20
February 1996          19,107.08               18,142.53               17,380.54
February 1997          20,331.95               19,103.54               18,301.19
February 1998          22,192.00               20,802.00               19,920.00
--------------------------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen California Municipal Bond Fund (NAV) - $20,802
-Nuveen California Municipal Bond Fund (Offer) - $19,920

Past results are not predictive of future performance.

Nuveen California Insured Municipal Bond Fund

Performance Overview

As of February 28, 1998


                             [GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)/1/

March                            .0450
April                            .0450
May                              .0450
June                             .0450
July                             .0450
August                           .0450
September                        .0450
October                          .0450
November                         .0450
December                         .0450
January                          .0450
February                         .0450

Top 5 Sectors

Tax Obligation (Limited)           36%
--------------------------------------
U.S. Guaranteed                    23%
--------------------------------------
Tax Obligation (General)            8%
--------------------------------------
Housing (Multifamily)               8%
--------------------------------------
Housing (Single Family)             7%
--------------------------------------

1 The fund paid a capital gains distribution to shareholders in November of $0.003 per share.

2 Class R Share returns are actual. Class A, B, and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 37.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A Shares, performance reflects Class R Shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                               A           B           C            R
--------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94         7/86
--------------------------------------------------------------------------------
Net Asset Value                      $11.06      $11.06      $10.98     $  11.04
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $233,950
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          22.65
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.13
--------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
1-Year                 8.66%          4.09%       7.82%       7.96%        8.86%
--------------------------------------------------------------------------------
5-Year                 5.78%          4.87%       5.00%       4.94%        6.00%
--------------------------------------------------------------------------------
10-Year                7.65%          7.18%       7.03%       6.82%        7.89%
--------------------------------------------------------------------------------

Tax-Free Yields

Share Class           A(NAV)       A(Offer)           B           C            R
--------------------------------------------------------------------------------
Distribution Rate      4.88%          4.68%       4.12%       4.32%        5.05%
--------------------------------------------------------------------------------
SEC 30-Day Yield       3.78%          3.62%       3.03%       3.23%        3.98%
--------------------------------------------------------------------------------
Taxable Equivalent
  Yield/3/             6.04%          5.78%       4.84%       5.16%        6.36%
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

Index Comparison/4/

                 Lehman Brothers       Nuveen California       Nuveen California
                  Municipal Bond  Insured Municipal Bond  Insured Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,583.84               10,139.32
February 1990          11,708.95               11,558.28               11,072.84
February 1991          12,788.46               12,532.89               12,006.51
February 1992          14,066.52               13,741.79               13,164.64
February 1993          16,002.67               15,773.66               15,111.16
February 1994          16,887.10               16,403.78               15,714.82
February 1995          17,205.76               16,664.41               15,964.50
February 1996          19,107.08               18,384.62               17,612.47
February 1997          20,331.95               19,224.33               18,416.91
February 1998          22,192.00               20,895.00               20,014.00
--------------------------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen California Insured Municipal Bond Fund (NAV) - $20,895
-Nuveen California Insured Municipal Bond Fund (Offer) - $20,014

Past results are not predictive of future performance.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen California and California Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated theron in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998


                       Portfolio of Investments
                       February 28, 1998
                       California

   Principal                                                                         Optional Call                      Market
      Amount   Description                                                             Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 4.8%

  $  960,000   California Educational Facilities Authority, Pooled College and         4/07 at 102        Baa2      $1,031,347
                  University Projects Revenue Bonds, Series 1997B (Southern
                  California College of Optometry), 6.300%, 4/01/21

     985,000   California State Public Works Board, High Technology Facilities        No Opt. Call          A1       1,112,311
                  Lease, The Regents of the University of California, San Diego
                  Facility, 7.375%, 4/01/06

   1,500,000   Certificates of Participation, California Statewide Community          12/06 at 105         N/R       1,644,915
                  Development Authority, San Diego Space and Science Foundation,
                  Series 1996, 7.500%, 12/01/26

               The Regents of the University of California, 1993 Refunding
               Certificates of Participation (UCLA Central Chiller/Cogeneration
               Facility):
   3,500,000      5.600%, 11/01/20                                                    11/03 at 102         Aa3       3,609,760
   4,335,000      6.000%, 11/01/21                                                    11/03 at 102         Aa3       4,611,053
------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 12.5%

               California Health Facilities Financing Authority, Insured
               Health Facility Revenue Bonds (Small Facilities Pooled Loan
               Program), 1994 Series B:
   3,000,000      7.400%, 4/01/14                                                      4/05 at 102           A       3,524,850
   3,635,000      7.500%, 4/01/22                                                      4/05 at 102           A       4,292,644

   3,750,000   California Health Facilities Financing Authority, Insured               8/06 at 102         Aaa       4,064,100
                  Revenue Bond (Sutter/CHS), 5.875%, 8/15/16

   4,000,000   California Health Facilities Financing Authority, Insured               8/08 at 101         Aaa       3,872,880
                  Revenue Bonds (Sutter Health), Series 1998A, 5.000%, 8/15/37

   1,700,000   California Health Facilities Financing Authority, Hospital              1/99 at 102          A+       1,772,794
                  Revenue Refunding Bonds (Sutter Health), Series
                  1989A, 7.000%, 1/01/09

   3,380,000   California Health Facilities Financing Authority, Kaiser               12/00 at 102          A+       3,672,235
                  Permanente, Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

   5,080,000   California Health Facilities Financing Authority, Hospital              5/03 at 102          A-       5,230,470
                  Revenue Bonds (Downey Community Hospital), Series 1993,
                  5.750%, 5/15/15

   1,755,000   Central Joint Powers Health Financing Authority, Certificates           2/03 at 100        Baa1       1,652,508
                  of Participation, Series 1993 (Community Hospitals of Central
                  California), 5.000%, 2/01/23

   2,475,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma           12/03 at 102         BBB       2,631,544
                  Linda University Medical Center Project), Series 1993-A, 6.000%,
                  12/01/06

     840,000   City of Monterey, Hospital Revenue Bonds (Monterey Peninsula            7/98 at 100          A+         849,122
                  Hospital Project), Series 1984 A, 7.375%, 7/01/14
------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 14.7%

   6,570,000   California Housing Finance Agency, Multifamily Housing Revenue          8/04 at 100         Aaa       6,853,561
                  Bonds II, 1996 Series A, 6.050%, 8/01/27

   2,905,000   California Statewide Communities Development Authority, Senior          9/06 at 100         AAA       3,089,468
                  Lien Multifamily Housing Revenue Bonds (Monte Vista Terrace),
                  Series 1996A, 6.375%, 9/01/20

   3,000,000   City of Duarte, Multifamily Housing Revenue Bonds, 1997 Series A       11/07 at 102         AAA       3,090,990
                  (Heritage Park Apartments), 5.850%, 5/01/30 (Alternative Minimum
                  Tax)

   4,840,000   The Community Redevelopment Agency of the City of Los Angeles,          6/05 at 105         AAA       5,566,048
                  California, Multifamily Housing Revenue Refunding Bonds, 1995
                  Series A (Angelus Plaza Project), 7.400%, 6/15/10

Portfolio of Investments
February 28, 1998
California -- continued

      Principal                                                                              Optional Call                    Market
         Amount    Description                                                                  Provisions*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                   Housing/Multifamily -- continued
    $ 4,500,000    The City of Los Angeles, Multifamily Housing Revenue Bonds                  7/07 at 102        AAA     $4,634,730
                     (Earthquake Rehabilitation Project), Series 1997C, 5.900%,
                     1/01/30 (Alternative Minimum Tax)

        740,000    Community Development Agency of the City of Menlo Park, Multifamily         6/98 at 103         Aa        763,303
                     Housing Revenue Bonds (FHA-Insured Mortgage Loan -- The Gateway
                     Project), Series 1987A, 8.250%, 12/01/28

      3,285,000    City of Riverside, California, Multifamily Housing Revenue Bonds            7/02 at 100        AAA      3,424,251
                     (Fannie Mae Pass-through Certificate Program/Birchwood Park
                     Apartment Project), Series 1992A, 6.500%, 1/01/18

      4,005,000    City of Riverside, California, Multifamily Housing Revenue Bonds            7/02 at 100        AAA      4,166,922
                     (Fannie Mae Pass-through Certificate Program/Palm Shadows
                     Apartments Project), 1992 Series A, 6.500%, 1/01/18

      2,080,000    City of Salinas, Housing Facility Refunding Revenue Bonds, Series           7/04 at 102        AAA      2,229,490
                     1994A (GNMA Collateralized -- Villa Serra Project), 6.500%, 7/20/17

      3,000,000    Housing Authority of the County of Santa Cruz, Multifamily Housing          7/00 at 102        AAA      3,204,570
                     Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                     7.750%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
                   Housing/Single Family -- 10.6%

      4,750,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,             8/05 at 102        Aaa       5,27,163
                     1995 Series F, 5.950%, 8/01/14

      2,250,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,             2/07 at 102        Aaa      2,376,720
                     1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

      4,230,000    California Housing Finance Agency, Home Mortgage Revenue Bonds,         2/08 at 101 1/2        Aaa      4,198,275
                     Series B, 5.250%, 2/01/28 (Alternative Minimum Tax) (DD)

      3,000,000    California Rural Home Mortgage Finance Authority, Single Family            No Opt. Call         AAA     3,374,850
                     Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                     1997 Series A, 6.250%, 9/01/29 (Alternative Minimum Tax)

      2,200,000    City of Corona (California), Single Family Mortgage Revenue Bonds,         11/06 at 102        Aaa      2,329,360
                     Series 1996A (Senior), 6.050%, 5/01/27

        400,000    City of Corona (California), Single Family Mortgage Revenue Bonds,         11/06 at 102          A        426,212
                     Series 1996B (Subordinate), 6.300%, 11/01/28

        180,000    The City of Los Angeles, 1987 Home Mortgage Revenue Bonds (GNMA            No Opt. Call        Aaa        195,806
                     Mortgage-Backed Securities Program), 8.100%, 5/01/17

        160,000    County of Los Angeles, Single Family Mortgage Revenue Bonds (GNMA          No Opt. Call        Aaa        173,229
                     Mortgage-Backed Securities Program), 1987 Issue A, 8.000%, 3/01/17

      5,000,000    County of San Bernardino (California), Single Family Home Mortgage          5/07 at 103        AAA      5,298,100
                     Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                     6.200%, 5/01/21 (Alternative Minimum Tax)

     24,670,000    County of San Bernardino (California), Single Family Home Mortgage      5/07 at 22 9/16        AAA      3,303,066
                     Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                     0.000%, 5/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                   Long Term Health Care -- 6.3%

      2,500,000    Certificates of Participation, California Statewide Communities            11/04 at 102          A      2,741,925
                     Development Authority (Solheim Lutheran Home), 6.500%, 11/01/17


 Principal                                                                     Optional Call                    Market
    Amount    Description                                                         Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
              Long Term Health Care -- continued

$1,500,000    Insured Certificates of Participation (Channing House),            1/01 at 102          A+     $1,623,630
               Series 1991A, ABAG Finance Authority for Nonprofit
               Corporations, 7.125%, 1/01/21

 9,000,000    Revenue Refunding Certificates of Participation (American         10/07 at 102         BBB      9,278,550
               Baptist Homes of the West Facilities Project), Series
               1997A, 5.850%, 10/01/27

 2,000,000    Certificates of Participation, Insured Health Facility Revenue     2/01 at 102           A      2,133,840
               (Sierra Sunrise Lodge), Series 1991A, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- 0.7%

              Petaluma Joint High School District (Sonoma County,
              California), General Obligation Bonds, Election of 1992,
              Series C, Capital Appreciation Bonds:
 4,220,000     0.000%, 8/01/20                                              8/04 at 38 13/32         AAA      1,141,890
 2,080,000     0.000%, 8/01/21                                                8/04 at 36 1/8         AAA        528,902
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 25.6%

 4,915,000    Certificates of Participation (1991 Financing Project),            9/06 at 102         Aaa      5,309,724
               County of Alameda, California, Alameda County Public
               Facilities Corporation, 6.000%, 9/01/21

   800,000    Blythe Redevelopment Agency, Redevelopment Project No. 1,         11/08 at 102         BBB        821,024
               Tax Allocation Refunding Bonds, Series 1997, 5.800%, 5/01/28

 7,000,000    Brea Redevelopment Agency (Orange County, California), 1993        8/03 at 102         Aaa      7,214,620
               Tax Allocation Refunding Bonds (Redevelopment Project AB),
               5.500%, 8/01/17

 2,000,000    Carson Redevelopment Agency (California), Redevelopment           10/03 at 102        Baa1      2,092,840
               Project Area No. 1, Tax Allocation Bonds, Series 1993,
               6.000%, 10/01/16

 2,500,000    Fontana Public Financing Authority (San Bernardino County,         9/00 at 102         BBB      2,640,700
               California), Tax Allocation Revenue Bonds (North Fontana
               Redevelopment Project), 1990 Series A, 7.250%, 9/01/20

 2,000,000    Los Angeles County Transportation Commission (California),         7/99 at 102         AA-      2,127,280
               Sales Tax Revenue Refunding Bonds, Series 1989-A,
               7.400%, 7/01/15

 1,260,000    Marysville Community Development Agency, Marysville Plaza          3/02 at 102         Baa      1,377,734
               Project, 1992 Tax Allocation Refunding Bonds,
               7.250%, 3/01/21

 2,080,000    City of Ontario (San Bernardino County, California),               3/98 at 103         N/R      2,171,104
               Limited Obligation Improvement Bonds, Assessment District
               No. 1000 (California Commerce Center -- Phase III),
               8.000%, 9/02/11

 4,300,000    Orange County Development Agency, Santa Ana Heights Project        9/03 at 102         Baa      4,536,500
               Area, 1993 Tax Allocation Revenue Bonds, 6.125%, 9/01/23

 1,645,000    City of Rancho Cucamoga, Assessment District No. 93-1              3/99 at 103         N/R      1,696,373
               (Masi Plaza), Limited Obligation Improvement Bonds,
               6.250%, 9/02/22

 1,410,000    Redding Joint Powers Financing Authority, Lease Revenue            6/03 at 102           A      1,503,483
               Bonds (Capital Improvement Projects), Series 1993,
               6.250%, 6/01/23

 1,000,000    County of Sacramento, Laguna Creek Ranch Community                12/07 at 102         N/R        993,720
               Facilities District No. 1, Improvement Area No. 1
               Special Tax Refunding Bonds (Laguna Creek Ranch),
               5.700%, 12/01/20

 2,315,000    Limited Obligation Refunding Bonds, City of Salinas,               9/06 at 103         N/R      2,416,096
               Consolidated Refunding District 94-3, Series No. A-181
               Monterey County, California, 7.400%, 9/02/09

 5,000,000    City and County of San Francisco, Redevelopment Financing          8/03 at 103           A      4,934,400
               Authority, 1993 Series C Tax Allocation Revenue Bonds
               (San Francisco Redevelopment Projects), 5.125%, 8/01/18

              Portfolio of Investments

              February 28, 1998
              California -- continued

  Principal                                                                              Optional Call                       Market
     Amount   Description                                                                   Provisions*     Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued

$ 7,090,000   Redevelopment Agency of the City of San Marcos, Tax Allocation              10/07 at 102           A-      $7,496,470
               Bonds (1997 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27
               (Alternative Minimum Tax)

  1,000,000   Certificates of Participation Series 1991, San Mateo County Board            5/99 at 102           A+       1,050,880
               of Education (Administration Building Project), 7.100%, 5/01/21

  4,000,000   Shafter Joint Powers Financing Authority Lease, Revenue Bonds,               1/07 at 101         BBB+       4,257,840
               1997 Series A (Community Correctional Facility Acquisition Project),
               6.050%, 1/01/17

              City of Stockton, Mello-Roos Revenue Bonds, Series 1997A, Community
              Facilities District No. 90-2 (Brookside Estates):
    880,000    5.850%, 8/01/09                                                             8/05 at 102          N/R         909,577
  1,000,000    6.200%, 8/01/15                                                             8/05 at 102          N/R       1,044,180

  2,000,000   Taft Public Financing Authority Lease, Revenue Bonds, 1997 Series A          1/07 at 101         BBB+       2,128,920
               (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

  1,100,000   Certificates of Participation (1992 Financing Project), Series B,           11/02 at 102           A3       1,194,798
               County of Tulare, Tulare County Public Facilities Corporation,
               6.875%, 11/15/12

  4,200,000   Certificates of Participation (Capital Improvement Program), 1996            2/06 at 102          Aaa       4,540,116
               Series A, County of Tulare, California, 6.000%, 2/15/16

  2,000,000   Vallejo Public Financing Authority, 1998 Limited Obligation                 No Opt. Call          N/R       2,008,400
               Revenue Bonds (Fairgrounds Drive Assessment District Refinancing),
               5.700%, 9/02/11 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
              Transportation -- 6.3%

  5,000,000   California Statewide Communities Development Authority, Special             10/07 at 102         Baa3       5,095,350
               Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
               (Alternative Minimum Tax)

  3,935,000   California Statewide Communities Development Authority, Special             10/07 at 102         Baa3       4,000,164
               Facilities Lease Revenue Bonds, 1997 Series A (United Air Lines, Inc.
               -- San Francisco International Airport Projects), 5.625%, 10/01/34
               (Alternative Minimum Tax)

  7,150,000   Foothill/Eastern Transportation Corridor Agency, Toll Road                   1/05 at 100          Baa       6,770,550
               Revenue Bonds, Series 1995A, 5.000%, 1/01/35
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- 17.6%

  2,000,000   California Health Facilities Financing Authority, Health Facility            5/00 at 102          Aaa       2,189,300
               Revenue Bonds (Health Dimensions, Incorporated), 1990 Series A,
               7.500%, 5/01/15 (Pre-refunded to 5/01/00)

  2,000,000   California Health Facilities Financing Authority, Health Facility           10/00 at 102       N/R***       2,211,320
               Revenue Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10
               (Pre-refunded to 10/01/00)

  3,000,000   Certificates of Participation, California Statewide Communities              7/04 at 102        Aa***       3,425,790
               Development Authority, St. Joseph Health System Obligated Group,
               6.500%, 7/01/15 (Pre-refunded to 7/01/04)

  8,470,000   State Public Works Board of the State of California, Lease Revenue          10/02 at 102          Aaa       9,567,712
               Bonds (The Trustees of The California State University), 1992 Series A
               (Various California State University Projects), 6.700%, 10/01/17
               (Pre-refunded to 10/01/02)

  2,035,000   Certificates of Participation (1991 Capital Improvement Project),           10/01 at 102       Baa***       2,300,588
               Bella Vista Water District (California), 7.375%, 10/01/17
               (Pre-refunded to 10/01/01)

    Principal                                                                             Optional Call                     Market
       Amount     Description                                                                Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed -- continued

 $  2,000,000     Hospital Revenue Certificates of Participation (Desert Hospital          7/00 at 102        AAA       $2,228,340
                     Corporation Project), Series 1990, 8.100%, 7/01/20
                     (Pre-refunded to 7/01/00)

    1,950,000     East Bay Municipal Utility District (Alameda and Contra Costa            6/00 at 102        Aaa        2,141,237
                     Counties, California), Water System Subordinated Revenue Bonds,
                     Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

    4,000,000     East Bay Municipal Utility District (Alameda and Contra Costa           12/01 at 102        Aaa        4,409,880
                     Counties, California), Water System Subordinated Revenue Bonds,
                     Series 1991, 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

    2,505,000     Harbor Department of the City of Los Angeles (California),              No Opt. Call        AAA        3,191,395
                     Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

    4,595,000     Los Angeles County Public Works Finance Authority, Revenue              10/04 at 102      AA***        5,176,635
                     Bonds, Series 1994A (Los Angeles County Regional Park and
                     Open Space District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

    1,500,000     Community Facilities District No. 1 of the North City West               9/99 at 102        Aaa        1,619,385
                     School Facilities Financing Authority, Special Tax Bonds,
                     Series 1989A, 7.850%, 9/01/19 (Pre-refunded to 9/01/99)

    3,500,000     Sacramento Municipal Utility District, Electric Revenue Bonds,           8/98 at 102        Aaa        3,638,880
                     1988 Series W, 7.875%, 8/15/16 (Pre-refunded to 8/15/98)

    2,000,000     Certificates of Participation (1990 Financing Project), Sonoma           7/00 at 102      A+***        2,194,700
                     County Office of Education, 7.375%, 7/01/20 (Pre-refunded to
                     7/01/00)
----------------------------------------------------------------------------------------------------------------------------------
                  Utilities -- 1.9%

    2,905,000     Northern California Power Agency, Hydroelectric Project Number           7/98 at 102         A-        2,991,627
                     One Revenue Bonds, Refunding Series E, 7.150%, 7/01/24

      205,000     Sacramento Municipal Utility District (California), Subordinated         5/98 at 100       Baa1          205,684
                     Electric Revenue Bonds, 1985 Refunding Series, 8.000%, 11/15/10

    1,660,000     Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997,        8/02 at 102        BBB        1,681,197
                     5.800%, 8/01/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
$ 265,865,000     Total Investments -- (cost $235,598,024) -- 101.0%
=============---------------------------------------------------------------------------------------------------------------------
                  Temporary Investments in Short-Term Municipal Securities -- 0.1%

$     400,000     Santa Clara County Transit District, Refunding Equipment Trust                           VMIG-1          400,000
=============        Certificates, Variable Rate Demand Bonds, 4.050%, 6/01/15+
                  ----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- (1.1)%                                                               (2,835,390)
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                                  $251,818,507
                  ================================================================================================================

                  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                  *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                  N/R--Investment is not rated.

                  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                  (DD) Security purchased on a delayed delivery basis (note 1).

                  (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     February 28, 1998
                     California Insured
 Principal                                                                      Optional Call                    Market
    Amount   Description                                                           Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations -- 2.1%

$4,500,000   California Educational Facilities Authority, Revenue Bonds          10/06 at 102        Aaa     $4,881,825
               (University of San Francisco), Series 1996, 6.000%, 10/01/26
-----------------------------------------------------------------------------------------------------------------------
             Health Care -- 6.1%

 5,000,000   California Health Facilities Authority, Kaiser Permanente           10/01 at 101         AA      5,103,250
               Medical Care Program, Semiannual Tender Revenue Bonds,
               1983 Tender Bonds, 5.450%, 10/01/13
 8,500,000   California Statewide Communities Development Authority, Sutter       8/02 at 102        Aaa      9,239,415
               Health Obligated Group, Certificates of Participation,
               6.125%, 8/15/22
-----------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily -- 8.0%

 6,340,000   California Housing Finance Agency, Housing Revenue Bonds             2/02 at 102        Aaa      6,740,815
               (Insured), 1991 Series B, 6.850%, 8/01/23
 2,545,000   California Housing Finance Agency, Multifamily Housing Revenue       8/04 at 100        Aaa      2,654,842
               Bonds II, 1996 Series A, 6.050%, 8/01/27
 3,875,000   The Community Redevelopment Agency of the City of Los Angeles,       6/05 at 105        AAA      4,456,289
               California, Multifamily Housing Revenue Refunding Bonds,
               1995 Series A (Angelus Plaza Project), 7.400%, 6/15/10
 2,555,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1992A          7/02 at 102        Aaa      2,714,049
               (FHA Insured Mortgage Loan -- Creekside Park Apartments
               Project), 6.625%, 7/01/24
 2,000,000   City of Napa Mortgage Revenue Refunding Bonds, Series 1994A          7/04 at 101        Aaa      2,143,100
               (FHA Insured Mortgage Loan -- Creekside Park II Apartments
               Project), 6.625%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------
             Housing/Single Family -- 7.4%

 4,750,000   California Housing Finance Agency, Single Family Mortgage Bonds      2/07 at 102        Aaa      5,002,130
               II, 1997 Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)
 1,500,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      2/06 at 102        Aaa      1,584,330
               1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)
 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/05 at 102        Aaa      5,291,750
               1995 Series F, 5.950%, 8/01/14
 5,000,000   California Housing Finance Agency, Home Mortgage Revenue Bonds,      8/07 at 102        Aaa      5,290,950
               1997 Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)
   180,000   The City of Los Angeles 1987 Home Mortgage Revenue Bonds             No Opt.Call        Aaa        195,806
               (GNMA Mortgage-Backed Securities Program), 8.100%, 5/01/17
    60,000   Thousand Oaks Redevelopment Agency (Ventura County, California),     7/98 at 101        Aaa         60,853
               Single Family Mortgage Revenue Refunding Bonds, Issue of 1986,
               7.900%, 1/01/16
-----------------------------------------------------------------------------------------------------------------------
             Other Revenue -- 0.1%

   230,000   California Public Capital Improvements Financing Authority (A        4/98 at 102        Aaa        235,410
               Joint Powers Agency), Revenue Bonds (Pooled Projects), Series
               1988B, 8.100%, 3/01/18
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General -- 8.3%

 5,000,000   State of California Various Purpose General Obligation Bonds,        4/03 at 102        Aaa      5,132,500
               5.500%, 4/01/19
 5,000,000   State of California Veterans General Obligation Bonds,              12/03 at 102        Aaa      5,067,900
               Series BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

 Principal                                                                      Optional Call                    Market
    Amount    Description                                                          Provisions*   Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General -- continued

$ 8,000,000   Culver City Unified School District (Los Angeles County,           2/08 at 101         AAA   $  7,899,520
               California), General Obligation Bonds, Election of 1996,
               Series 1998, 5.125%, 8/01/37 (DD)

  3,040,000   Sulphur Springs Union School District (Los Angeles County,        No Opt. Call         Aaa      1,258,590
               California), General Obligation Bonds, Election 1991,
               Series A, 0.000%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- 36.3%

  4,915,000   Certificates of Participation (1991 Financing Project),            9/06 at 102         Aaa      5,309,724
               County of Alameda, California, Alameda County Public
               Facilities Corporation, 6.000%, 9/01/21

 20,000,000   Anaheim Public Financing Authority, Lease Revenue Bonds           No Opt. Call         Aaa      3,299,600
               (Anaheim Public Improvements Project), Senior Lease
               Revenue Bonds, 1997 Series C, 0.000%, 9/01/32

  1,225,000   Redevelopment Agency of the City of Barstow, Central              No Opt. Call         Aaa      1,528,286
               Redevelopment Project Tax Allocation Bonds, 1994
               Series A, 7.000%, 9/01/14

  7,005,000   Big Bear Lake Financing Authority (San Bernardino County,          8/05 at 102         Aaa      7,837,334
               California), 1995 Tax Allocation Refunding Revenue Bonds,
               6.300%, 8/01/25

  7,000,000   Chino Unified School District, Certificates of Participation       9/05 at 102         Aaa      7,703,710
               (1995 Master Lease Program), 6.125%, 9/01/26

    850,000   Redevelopment Agency of the City of Concord, Central Concord       7/98 at 102         Aaa        878,662
               Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
               7.875%, 7/01/07

  3,865,000   Fallbrook Sanitary District (San Diego County, California),        2/01 at 100         Aaa      4,102,582
               1991 Certificates of Participation (Wastewater Facilities
               Refunding Project), 6.600%, 2/01/13

  2,500,000   Fontana Public Financing Authority (San Bernardino County,         9/00 at 102         Aaa      2,717,725
               California), Tax Allocation Revenue Bonds (North Fontana
               Redevelopment Project), 1990 Series A, 7.000%, 9/01/10

  3,000,000   Gilroy Unified School District, Santa Clara County, California,    9/04 at 102         Aaa      3,331,170
               Certificates of Participation, Series of 1994, 6.250%, 9/01/12

  1,000,000   La Quinta Redevelopment Agency, La Quinta Redevelopment Project   No Opt. Call         Aaa      1,270,060
               Tax Allocation Refunding Bonds, Series 1994 (Project Area
               No. 1), 7.300%, 9/01/12

  2,000,000   Los Angeles County Metropolitan Transportation Authority           7/03 at 100         Aaa      1,954,080
               (California), Proposition A, Sales Tax Revenue Refunding Bonds,
               Series 1993-A, 5.000%, 7/01/21

  5,000,000   Los Angeles County Transportation Commission (California),         7/02 at 102         Aaa      5,467,500
               Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
               Series 1992-A, 6.250%, 7/01/13

  7,040,000   Norwalk Community Facilities Financing Authority (Los Angeles      9/05 at 102         Aaa      7,684,794
               County, California), Tax Allocation Refunding Revenue Bonds,
               1995 Series A, 6.050%, 9/01/25

  2,500,000   City of Oakland, California, Special Refunding Revenue Bonds       8/98 at 102         Aaa      2,589,875
               (Pension Financing), 1988 Series A, 7.600%, 8/01/21

  8,500,000   County of Orange, California, 1996 Recovery Certificates of        7/06 at 102         Aaa      9,207,965
               Participation, Series A, 6.000%, 7/01/26

  3,160,000   Palm Desert Redevelopment Agency, Tax Allocation Revenue Bonds,    9/04 at 102         Aaa      3,511,108
               1996 Series A (Desert Rose Project Refunding), 6.100%, 9/01/16

              County of Riverside, California (1994 Desert Justice Facility
              Project), Certificates of Participation:
  3,600,000    6.000%, 12/01/17                                                 12/04 at 101         Aaa      3,879,216
  2,500,000    6.250%, 12/01/21                                                 12/04 at 101         Aaa      2,760,125

             Portfolio of Investments
             February 28, 1998
             California Insured -- continued

   Principal                                                                        Optional Call                     Market
      Amount   Description                                                            Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- continued

$  1,750,000   County of Riverside Asset Leasing Corporation, Leasehold               6/12 at 101         Aaa   $  1,912,435
                 Revenue Bonds, 1997 Series B (County of Riverside Hospital
                 Project), 5.700%, 6/01/16

               Redevelopment Agency of the City and County of San Francisco,
               Lease Revenue Bonds, Series 1994 (George R. Moscone
               Convention Center):
   2,250,000     6.800%, 7/01/19                                                      7/04 at 102         Aaa      2,563,943
   1,000,000     6.750%, 7/01/24                                                      7/04 at 102         Aaa      1,136,800

   2,250,000   Redevelopment Agency of the City of San Jose, Merged Area              2/04 at 102         Aaa      2,120,738
                 Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

   2,000,000   Southern California Rapid Transit District, Certificates of        1/01 at 102 1/2         Aaa      2,225,220
                 Participation (Workers' Compensation Funding Program),
                 7.500%, 7/01/05

----------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.6%

   9,000,000   Airports Commission, City and County of San Francisco,                 5/06 at 101         Aaa      9,308,790
                 California, San Francisco International Airport, Second
                 Series Revenue Bond, Issue 13B, 5.625%, 5/01/21
                 (Alternative Minimum Tax)

               San Joaquin Hills Transportation Corridor Agency, Toll Road
               Refunding Revenue Bonds, Series 1997A:
     500,000     5.375%, 1/15/29                                                      1/07 at 102         Aaa        511,345
     980,000     5.250%, 1/15/30                                                      1/07 at 102         Aaa        983,165
----------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 23.4%

   1,000,000   California Educational Facilities Authority, Revenue Bonds            11/00 at 102         Aaa      1,104,200
                 (Pepperdine University), Series 1990, 7.200%, 11/01/15
                 (Pre-refunded to 11/01/00)

   5,000,000   State Public Works Board of the State of California, Lease             9/00 at 102         Aaa      5,472,600
                 Revenue Bonds (Department of Corrections), 1990 Series A
                 (State Prison--Madera County), 7.000%, 9/01/09
                 (Pre-refunded to 9/01/00)

   7,000,000   City of Big Bear Lake, California, 1992 Water Revenue                  4/02 at 102         Aaa      7,745,080
                 Refunding Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

   3,525,000   Brea Public Financing Authority (Orange County, California),           8/01 at 102         Aaa      3,908,203
                 1991 Tax Allocation Revenue Bonds, Series A (Redevelopment
                 Project AB), 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

   3,000,000   Calaveras County Water District (California), Certificates of          5/01 at 102         Aaa      3,316,830
                 Participation (1991 Ebbetts Pass Water System Improvements
                 Project), 6.900%, 5/01/16 (Pre-refunded to 5/01/01)

     500,000   Cotati-Rohnert Park Unified School District (Sonoma County,            8/99 at 102         Aaa        546,140
                 California), General Obligation Bonds, Election 1990,
                 Series B, 9.000%, 8/01/06 (Pre-refunded to 8/01/99)

   2,000,000   East Bay Municipal Utility District (Alameda and Contra Costa          6/00 at 102         Aaa      2,196,140
                 Counties, California), Water System Subordinated Revenue
                 Bonds, Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

   2,000,000   Eastern Municipal Water District (Riverside County, California),       7/01 at 102         Aaa      2,195,600
                 Water and Sewer Revenue Certificates of Participation, Series
                 1991, 6.500%, 7/01/20 (Pre-refunded to 7/01/01)

   2,000,000   The City of Los Angeles (California), Los Angeles Convention           8/00 at 102         Aaa      2,186,500
                 and Exhibition Center Certificates of Participation, 1990
                 Series, 7.000%, 8/15/21 (Pre-refunded to 8/15/00)

    Principal                                                                           Optional Call                        Market
       Amount     Description                                                              Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. Guaranteed -- continued

$   9,500,000     Modesto Irrigation District Financing Authority, Domestic               9/02 at 102         Aaa       $10,490,850
                     Water Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                     (Pre-refunded to 9/01/02)

    2,500,000     Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,          12/00 at 102         Aaa         2,816,550
                     1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

    2,000,000     Mt. Diablo Unified School District, Community Facilities District       8/00 at 102         Aaa         2,186,560
                     No. 1, Special Tax Bonds, Series 1990 (Contra Costa County,
                     California), 7.050%, 8/01/20 (Pre-refunded to 8/01/00)

    2,000,000     Redevelopment Agency of the City of Pittsburg, California,              8/01 at 103         Aaa         2,256,720
                     Los Medanos Community Development Project, Tax Allocation
                     Bonds, Series 1991, 7.150%, 8/01/21 (Pre-refunded to 8/01/01)

    3,000,000     Sacramento Municipal Utility  District, Electric Revenue                9/01 at 102         Aaa         3,304,440
                     Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

    2,500,000     San Bernardino County Transportation Authority, Sales Tax Revenue       3/02 at 102         Aaa         2,763,624
                     Bonds (Limited Tax Bonds), 1992
                     Series A, 6.000%, 3/01/10


    2,000,000     San Diego Regional Building Authority, Lease Revenue Bonds,             1/00 at 102         Aaa         2,160,659
                     Series 1990A (San Miguel Consolidated Fire Protection
                     District Project), 7.250%, 1/01/20 (Pre-refunded to 1/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
                  Utilities -- 1.4%

    3,000,000     City of Shasta Lake 1996-2 Certificates of Participation,               4/05 at 102         Aaa         3,251,339
                     6.000%, 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                  Water and Sewer -- 2.3%

    5,000,000     City of Vallejo Refunding Revenue Bonds, 1996 Series A (Water           5/06 at 102         Aaa         5,370,049
                     Improvement Project), 5.875%, 5/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$ 235,990,000     Total Investments -- (cost $213,570,326) -- 100.0%                                                    234,021,360
-----------------------------------------------------------------------------------------------------------------------------------
                  Temporary Investments in Short-Term Municipal Securities -- 0.6%

$     500,000     Orange County Irvine Coast Assessment District No. 88-1,                                 VMIG-1      $    500,000
                     Variable Rate Demand Bonds, 3.600%, 9/02/18+

      800,000     City of Santa Ana, Multi-Modal Interchangeable Rate Health                                  A-1           800,000
                     Facility Revenue Bonds (Town and Country Manor Project),
                     Series 1990, Variable Rate Demand Bonds, 3.600%, 10/01/20+
-----------------------------------------------------------------------------------------------------------------------------------
$   1,300,000     Total Temporary Investments -- 0.6%                                                                     1,300,000
=============----------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities -- (0.6)%                                                                (1,371,294)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets -- 100%                                                                                   $233,950,066
                  =================================================================================================================

                All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

                * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                (DD) Security purchased on a delayed delivery basis (note 1).


                                 See accompanying notes to financial statements.



Statement of Net Assets
February 28, 1998

                                                                                 California
                                                                   California       Insured
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $254,253,897  $234,021,360
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)         400,000     1,300,000
Cash                                                                   31,520       152,174
Receivables:
  Interest                                                          4,092,311     3,675,938
  Investments sold                                                      5,000     3,405,000
  Shares sold                                                          57,278        15,082
Other assets                                                            4,519        77,542
-------------------------------------------------------------------------------------------
    Total assets                                                  258,844,525   242,647,096
-------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                             6,246,479     7,902,906
  Shares redeemed                                                      14,155        71,061
Accrued expenses:
  Management fees (note 6)                                            105,125        97,898
  12b-1 distribution and service fees (notes 1 and 6)                   8,099         9,046
  Other                                                                 2,787        46,726
Dividends payable                                                     649,373       569,393
-------------------------------------------------------------------------------------------
    Total liabilities                                               7,026,018     8,697,030
-------------------------------------------------------------------------------------------
Net assets (note 7)                                              $251,818,507  $233,950,066
===========================================================================================

Class A Shares (note 1)
Net assets                                                       $ 29,125,193  $ 36,202,689
Shares outstanding                                                  2,668,559     3,273,816
Net asset value and redemption price per share                   $      10.91  $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      11.39  $      11.54
===========================================================================================

Class B Shares (note 1)
Net assets                                                       $  2,323,809  $  2,966,919
Shares outstanding                                                    212,810       268,155
Net asset value, offering and redemption price per share         $      10.92  $      11.06
===========================================================================================

Class C Shares (note 1)
Net assets                                                       $  4,060,873  $  3,226,359
Shares outstanding                                                    372,023       293,782
Net asset value, offering and redemption price per share         $      10.92  $      10.98
===========================================================================================

Class R Shares (note 1)
Net assets                                                       $216,308,632  $191,554,099
Shares outstanding                                                 19,785,184    17,354,939
Net asset value, offering and redemption price per share         $      10.93  $      11.04
===========================================================================================

                                 See accompanying notes to financial statements.


Statement of Operations
Year ended February 28, 1998


                                                                               California
                                                                  California      Insured
-----------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                              $14,455,362  $13,289,987
-----------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                           1,309,287    1,239,386
12b-1 service fees -- Class A (notes 1 and 6)                         48,663       64,074
12b-1 distribution and service fees -- Class B (notes 1 and 6)         9,832       10,854
12b-1 distribution and service fees -- Class C (notes 1 and 6)        12,835       17,984
Shareholders' servicing agent fees and expenses                      170,025      154,203
Custodian's fees and expenses                                         67,602       65,792
Trustees' fees and expenses (note 6)                                   5,151        4,439
Professional fees                                                     26,836       25,374
Shareholders' reports -- printing and mailing expenses                80,013       67,463
Federal and state registration fees                                    3,040        1,352
Portfolio insurance expense                                               --       20,135
Other expenses                                                        14,046       12,725
-----------------------------------------------------------------------------------------
Total expenses                                                     1,747,330    1,683,781
-----------------------------------------------------------------------------------------
Net investment income                                             12,708,032   11,606,206
-----------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)     1,652,819      397,413
Net change in unrealized appreciation or depreciation
  of investments                                                   6,514,334    7,234,230
-----------------------------------------------------------------------------------------
Net gain from investments                                          8,167,153    7,631,643
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                       $20,875,185  $19,237,849
=========================================================================================


                                           See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                   California              California Insured
                                                           -----------------------------------------------------
                                                           Year ended     Year ended    Year ended    Year ended
                                                              2/28/98        2/28/97       2/28/98       2/28/97
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $ 12,708,032   $ 12,366,634   $ 11,606,206 $ 11,661,339
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                              1,652,819        169,342        397,413     (196,727)
Net change in unrealized appreciation or
  depreciation of investments                               6,514,334         27,943      7,234,230   (1,102,480)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 20,875,185     12,563,919     19,237,849   10,362,132
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                  (1,232,871)      (850,904)    (1,598,341)  (1,112,015)
  Class B                                                     (42,742)            --        (46,050)          --
  Class C                                                     (75,261)       (33,408)      (105,246)     (49,035)
  Class R                                                 (11,366,137)   (11,568,807)    (9,978,502) (10,458,018)

From accumulated net realized gains from
investment transactions:
  Class A                                                     (87,570)            --           (252)          --
  Class B                                                      (5,059)            --            (11)          --
  Class C                                                      (6,498)            --            (22)          --
  Class R                                                    (740,517)            --         (1,447)          --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                         (13,556,655)   (12,453,119)   (11,729,871) (11,619,068)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                           20,926,474     21,474,243     21,520,216   25,329,867
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                      8,485,646      7,567,054      6,962,594    6,819,379
----------------------------------------------------------------------------------------------------------------
                                                           29,412,120     29,041,297     28,482,810   32,149,246
----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                   (20,738,805)   (23,108,724)   (26,910,270) (29,955,249)
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions     8,673,315      5,932,573      1,572,540    2,193,997
----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                 15,991,845      6,043,373      9,080,518      937,061
Net assets at the beginning of year                       235,826,662    229,783,289    224,869,548  223,932,487
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $251,818,507   $235,826,662   $233,950,066 $224,869,548
----------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
  income at end of year                                  $     47,491   $     56,470   $     54,485 $    176,418
----------------------------------------------------------------------------------------------------------------

              19                 See accompanying notes to financial statements.

              Notes to Financial Statements
              February 28, 1998



              1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, California and California Insured were renamed and reorganized into the Trust. Prior to the reorganization, California (formerly Nuveen California Tax-Free Value Fund) and California Insured (formerly Nuveen California Insured Tax-Free Value Fund) were each a series of the Nuveen California Tax-Free Bond Fund, Inc., an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, California and California Insured had when-issued and delayed delivery purchase commitments of $6,246,479 and $7,902,906, respectively.


              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains

              February 28, 1998



and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.


              Insurance

California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.


              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.


              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               2. Fund Shares

Transactions in Fund shares were as follows:

                                                              California
                                       ---------------------------------------------------------
                                           Year ended 2/28/98            Year ended 2/28/97
                                       ---------------------------------------------------------
                                           Shares          Amount        Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  915,709    $  9,841,798       834,264    $  8,711,708
 Class B                                  212,762       2,283,446            --              --
 Class C                                  296,470       3,221,754        41,611         437,417
 Class R                                  518,547       5,579,476     1,174,955      12,325,118
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                                   69,581         747,090        43,465         455,861
 Class B                                    2,378          25,787            --              --
 Class C                                    5,538          59,609         2,382          24,945
 Class R                                  712,546       7,653,160       675,181       7,086,248
------------------------------------------------------------------------------------------------
                                        2,733,531      29,412,120     2,771,858      29,041,297
------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (260,273)     (2,797,462)     (135,750)     (1,422,346)
 Class B                                   (2,330)        (25,080)           --              --
 Class C                                  (24,707)       (263,332)      (13,949)       (144,511)
 Class R                               (1,648,255)    (17,652,931)   (2,059,535)    (21,541,867)
------------------------------------------------------------------------------------------------
                                       (1,935,565)    (20,738,805)   (2,209,234)    (23,108,724)
------------------------------------------------------------------------------------------------
Net increase                              797,966    $  8,673,315       562,624    $  5,932,573
================================================================================================

                                                           California Insured
                                       ---------------------------------------------------------
                                           Year ended 2/28/98            Year ended 2/28/97
                                       ---------------------------------------------------------
                                           Shares          Amount        Shares          Amount
------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                  994,327    $ 10,714,535     1,300,597    $ 13,757,024
 Class B                                  270,416       2,948,439            --              --
 Class C                                  157,741       1,703,167        91,768         972,104
 Class R                                  570,721       6,154,075     1,001,613      10,600,739
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                                   79,157         857,036        52,994         563,347
 Class B                                      776           8,517            --              --
 Class C                                    6,626          71,396         3,107          32,774
 Class R                                  558,410       6,025,645       587,632       6,223,258
------------------------------------------------------------------------------------------------
                                        2,638,174      28,482,810     3,037,711      32,149,246
------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                 (378,368)     (4,074,693)     (378,089)     (4,026,630)
 Class B                                   (3,037)        (33,002)           --              --
 Class C                                  (32,339)       (350,263)      (30,587)       (320,023)
 Class R                               (2,084,046)    (22,452,312)   (2,426,927)    (25,608,596)
------------------------------------------------------------------------------------------------
                                       (2,497,790)    (26,910,270)   (2,835,603)    (29,955,249)
------------------------------------------------------------------------------------------------
Net increase                              140,384    $  1,572,540       202,108    $  2,193,997
================================================================================================

              February 28, 1998


              3. Distributions to Shareholders

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                            California     California Insured
              -----------------------------------------------------------------
              Dividend per share:
                Class A                         $.0455                 $.0450
                Class B                          .0390                  .0380
                Class C                          .0405                  .0395
                Class R                          .0475                  .0465
              =================================================================
              4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                            California     California Insured
              -----------------------------------------------------------------
              Purchases:
               Investments in municipal   $120,035,444            $62,473,386
               securities
              Temporary municipal
               investments                  60,630,000             41,857,000
              Sales:
               Investments in municipal
                securities                 108,092,638             58,076,411
              Temporary municipal
               investments                  61,230,000             41,157,000
              =================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, California Insured had an unused capital loss carryforward of $128,884 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

              5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                            California       California Insured
              -----------------------------------------------------------------
              Gross unrealized:
               appreciation                $18,666,448              $20,451,034
               depreciation                    (10,575)                      --
              -----------------------------------------------------------------
              Net unrealized appreciation  $18,655,873              $20,451,034
              =================================================================

              6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              Average daily net asset value    Management fee
              -----------------------------------------------
              For the first $125 million          .5500 of 1%
              For the next $125 million           .5375 of 1
              For the next $250 million           .5250 of 1
              For the next $500 million           .5125 of 1
              For the next $1 billion             .5000 of 1
              For net assets over $2 billion      .4750 of 1
              ===============================================

The management fee compensates the Advisor for overall investment advisory and administrative services, and general office facilities. The trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of California and .975 of 1% of the average daily net asset value of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $272,400 and $309,600 for California and California Insured, respectively, of which approximately $234,100 and $264,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $124,000 and $131,500 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $19,100 and $21,800 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 and $2,200 of CDSC on share redemptions for California and California Insured, respectively, during the fiscal year ended February 28, 1998.

              7. Composition of Net Assets

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                     California    California Insured
              --------------------------------------------------------------------------------------------------------
              Capital paid-in                                                      $232,897,933          $213,585,792
              Balance of undistributed net investment income                             47,491                54,485
              Accumulated net realized gain (loss) from investment transactions         217,210              (141,245)
              Net unrealized appreciation of investments                             18,655,873            20,451,034
              --------------------------------------------------------------------------------------------------------
              Net assets                                                           $251,818,507          $233,950,066
              ========================================================================================================

             Financial Highlights

             Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                      Operating performance           Less distributions
                                          -------------------------    ---------------------------

                                                                Net
CALIFORNIA                          Net                realized and     Dividends                       Net        Total
                                  asset                  unrealized     from tax-                     asset       return
                                  value          Net    gain (loss)    exempt net    Distributions    value       on net
Year ended                    beginning   investment           from    investment     from capital   end of        asset
February 28/29,               of period   income (a)    investments        income            gains   period    value (b)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 1998                            $10.58         $.55          $ .37         $(.55)           $(.04)  $10.91        8.87%
 1997                             10.58          .55           (.01)         (.54)              --    10.58        5.29
 1996                             10.10          .55            .47          (.54)              --    10.58       10.36
 1995 (c)                         10.21          .27           (.03)         (.28)            (.07)   10.10        2.52

Class B (3/97)
 1998 (c)                         10.56          .46            .41          (.47)            (.04)   10.92        8.39

Class C (9/94)
 1998                             10.58          .49            .38          (.49)            (.04)   10.92        8.36
 1997                             10.58          .47           (.01)         (.46)              --    10.58        4.53
 1996                             10.10          .47            .47          (.46)              --    10.58        9.53
 1995 (c)                         10.04          .22            .13          (.22)            (.07)   10.10        3.71

Class R (7/86)
 1998                             10.61          .57            .36          (.57)            (.04)   10.93        8.99
 1997                             10.60          .57            .01          (.57)              --    10.61        5.67
 1996                             10.13          .58            .46          (.57)              --    10.60       10.54
 1995                             10.74          .58           (.53)         (.59)            (.07)   10.13         .78
 1994                             10.85          .60           (.05)         (.60)            (.06)   10.74        5.08
 1993                             10.14          .63            .71          (.63)              --    10.85       13.66
 1992 (d)                          9.92          .43            .22          (.43)              --    10.14        6.61
 1991 (e)                          9.79          .64            .13          (.64)              --     9.92        8.16
 1990 (e)                          9.85          .64           (.06)         (.64)              --     9.79        6.14
 1989 (e)                          9.24          .65            .61          (.65)              --     9.85       14.12
========================================================================================================================

               * Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

             (d) For the eight months ended February 29.

             (e) For the fiscal year ended June 30.

                                  Ratios/Supplemental data
------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of net                            of net
                     Ratio of       investment          Ratio of      investment
                     expenses        income to          expenses       income to
                   to average          average        to average         average
                   net assets       net assets        net assets      net assets
    Net assets         before           before             after           after       Portfolio
 end of period     reimburse-       reimburse-        reimburse-      reimburse-        turnover
(in thousands)           ment             ment          ment (a)        ment (a)            rate
------------------------------------------------------------------------------------------------
      $ 29,125           .90%            5.11%               .90%           5.11%            45%
        20,571           .94             5.16                .94            5.16             74
        12,709          1.00             5.23                .96            5.27             36
         3,146          1.41*            5.40*              1.00*           5.81*            32

         2,324          1.66*            4.31*              1.66*           4.31*            45

         4,061          1.45             4.56               1.45            4.56             45
         1,003          1.67             4.44               1.67            4.44             74
           684          1.84             4.39               1.71            4.52             36
           200          2.41*            4.37*              1.75*           5.03*            32

       216,309           .70             5.31                .70            5.31             45
       214,253           .70             5.41                .70            5.41             74
       216,390           .71             5.53                .71            5.53             36
       208,080           .71             5.83                .71            5.83             32
       218,430           .73             5.47                .73            5.47             19
       183,215           .71             6.05                .71            6.05              5
       133,377           .67*            6.30*               .67*           6.30*            --
       107,508           .69             6.48                .69            6.48             15
        78,704           .69             6.51                .69            6.51              8
        52,048           .77             6.77                .75            6.79             22
================================================================================================

             Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)                      Operating performance           Less distributions
                                          -------------------------    ---------------------------

                                                                Net
CALIFORNIA INSURED                  Net                realized and     Dividends                      Net         Total
                                  asset                  unrealized     from tax-                     asset       return
                                  value          Net    gain (loss)    exempt net    Distributions    value       on net
Year ended                    beginning   investment           from    investment     from capital   end of        asset
February 28/29,               of period   income (a)    investments        income            gains   period    value (b)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
   1998                          $10.70         $.54         $ .36         $(.54)           $   -   $11.06         8.66%
   1997                           10.76          .55          (.08)         (.53)               -    10.70         4.57
   1996                           10.25          .53           .51          (.53)               -    10.76        10.32
   1995 (c)                       10.22          .26           .07          (.27)            (.03)   10.25         3.33
Class B (3/97)
   1998 (c)                       10.67          .45           .40          (.46)               -    11.06         8.13
Class C (9/94)
   1998                           10.63          .47           .35          (.47)               -    10.98         7.96
   1997                           10.67          .46          (.05)         (.45)               -    10.63         3.99
   1996                           10.15          .45           .51          (.44)               -    10.67         9.67
   1995 (c)                       10.06          .21           .13          (.22)            (.03)   10.15         3.45
Class R (7/86)
   1998                           10.68          .56           .36          (.56)               -    11.04         8.86
   1997                           10.74          .56          (.07)         (.55)               -    10.68         4.81
   1996                           10.23          .56           .50          (.55)               -    10.74        10.63
   1995                           10.67          .56          (.41)         (.56)            (.03)   10.23         1.68
   1994                           10.85          .56          (.10)         (.56)            (.08)   10.67         4.27
   1993                           10.01          .58           .88          (.58)            (.04)   10.85        15.05
   1992 (d)                        9.65          .40           .36          (.40)               -    10.01         7.99
   1991 (e)                        9.48          .60           .18          (.61)               -     9.65         8.43
   1990 (e)                        9.63          .61          (.15)         (.61)               -     9.48         4.93
   1989 (e)                        9.02          .61           .61          (.61)               -     9.63        13.97
========================================================================================================================

               * Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

             (d) For the eight months ended February 29.

             (e) For the fiscal year ended June 30.

                                  Ratios/Supplemental data
------------------------------------------------------------------------------------------------
                                         Ratio                             Ratio
                                        of net                            of net
                     Ratio of       investment          Ratio of      investment
                     expenses        income to          expenses       income to
                   to average          average        to average         average
                   net assets       net assets        net assets      net assets
    Net assets         before           before             after           after       Portfolio
 end of period     reimburse-       reimburse-        reimburse-      reimburse-        turnover
(in thousands)           ment             ment          ment (a)        ment (a)            rate
------------------------------------------------------------------------------------------------

      $ 36,203           .90%            4.93%              .90%           4.93%            26%
        27,598           .94             5.05               .94            5.05             51
        17,250           .98             4.99               .97            5.00             38
         4,753          1.24*            5.26*             1.05*           5.45*            25

         2,967          1.66*            4.16*             1.66*           4.16*            26

         3,226          1.45             4.37              1.45            4.37             26
         1,719          1.67             4.32              1.67            4.32             51
         1,040          1.74             4.23              1.71            4.26             38
           222          2.44*            4.05*             1.80*           4.69*            25

       191,554           .70             5.14               .70            5.14             26
       195,553           .69             5.30               .69            5.30             51
       205,642           .70             5.29               .70            5.29             38
       198,928           .70             5.60               .70            5.60             25
       208,115           .71             5.12               .71            5.12             14
       168,852           .75             5.72               .75            5.72              9
       100,933           .64*            5.97*              .64*           5.97*             7
        74,551           .68             6.26               .68            6.26             29
        50,625           .70             6.36               .70            6.36             13
        35,032           .82             6.52               .82            6.52             23
================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth
and Income
Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free
Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



                       Serving Investors for Generations




Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.


The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.


Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.


Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


  NUVEEN 1898/1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./TM/

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

  www.nuveen.com

    NUVEEN
    Municipal
    Bond Fund

    February 28, 1998

    Annual Report

    Dependable, tax-free income
    to help you keep more of
    what you earn.


    [PHOTO APPEARS HERE]


    Connecticut

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Dear Shareholder

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Over the past 12 months, the Nuveen Flagship Connecticut Municipal Bond Fund performed well, rewarding investors with attractive tax-free income and above-market returns. For the year ended February 28, 1998, the fund's Class A shares posted a total return on net asset value of 8.75%, outpacing its Lipper peer group average of 8.56% for the Connecticut municipal bond fund category. Although the fund experienced a modest dividend reduction in January, it continues to provide a competitive after-tax yield. As of February 28, 1998, the Class A shares were generating a yield on net asset value of 4.19%, which is equivalent to an after-tax yield of 6.36% for investors in the combined 34.1% federal and state income tax bracket. For shareholders in higher tax brackets, the tax-adjusted yields are even more attractive. You will find additional details on the performance of the fund on page 4.

The Year in Review

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

"With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

Meeting Investor Needs

The generally stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Flagship Connecticut Municipal Bond Fund has continued to successfully pursue its investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security. Each of the funds-equity, balanced and fixed-income--is managed with the same conservative approach that emphasizes in-depth research, quality investments and careful monitoring.

Building Better Portfolios

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

April 15, 1998

Nuveen Flagship Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Rick Huber discusses the performance of the fund, the municipal bond market, and key investment strategies.


Performance Review

The annual total return on net asset value for Class A shares was 8.75%, providing a taxable equivalent total return of 11.55% for investors in the 34.1% combined federal and state income tax bracket. The fund also outpaced the average one-year return for its peer group, the Lipper Connecticut Municipal Bond Fund category.

State Growth Continues

The high credit ratings that Moody's and Standard & Poor's have assigned to Connecticut's long-term general obligation debt (Aa3 and AA-) recognize the state's diverse economic base and solid financial position. The state is finally seeing steady signs of economic growth. As of October 1997, the state had recovered 64% of the total jobs lost during the 1991-92 recession. This stronger economy has generated higher-than-anticipated general fund revenues, enabling the state to reduce its general fund deficit to the lowest amount in ten years. Employment growth and development plans spurred by casinos are expected to continue to fuel Connecticut's economic growth over the next few years.

The electric utility industry remains volatile in the wake of deregulation. A key state House committee passed a comprehensive reform bill, which should break the deadlock over stranded costs that prevented an earlier bill from passing in 1997. However, a number of obstacles remain, given that the 1998 bill must go before four different committees before it makes it to the House floor.

Finding Value in the Market

While municipal supply nationwide was plentiful during the year, supply in the Connecticut municipal market was quite limited. Much of the issuance in the state was in the health care and long-term care sectors, which explains the fund's heavy weighting in these areas. To take advantage of the supply that was available during the year, we leveraged our strong relationships with many issuers and institutions, which gave us more opportunities to purchase bonds in this tight supply environment.

New purchases for the fund have been in bonds at the higher end of the credit quality spectrum. With the difference in yields on higher and lower rated bonds at such historically narrow levels, we feel that AAA and AA bonds offer the best values. We are also finding value in bonds with 10-15 year maturities, as well as longer-maturity bonds with favorable coupon rates and good call protection.

In managing the fund, we also kept tax-efficiency at the forefront, being careful to avoid excessive capital gains payments. Whenever we sell a higher-yielding bond that has appreciated in value, we realize a gain, but must reinvest the proceeds at today's lower interest rates and must also distribute the profits to shareholders as a capital gain. Given the tax consequences of realizing capital gains and the impact that reinvesting at lower interest rates would have on the dividend, we continued to hold many of our profitable, higher-yielding securities throughout the year.

Strategies for the Future

An ongoing strategy is to help sustain the fund's dividend by maintaining good call protection in the portfolio. This means that we avoid having a large percentage of bonds vulnerable to being called away from the portfolio at any one time. Good call protection helps cushion the fund against shorter-term interest rate volatility.

If credit spreads widen, we will seek to support the dividend by purchasing lower-rated, higher-yielding securities when possible. In the tight supply environment of the Connecticut municipal market, this is often accomplished through private placements. The small issues and limited issues offered through private placements tend to provide more attractive yields for the level of risk assumed and better overall values.

Nuveen Flagship Connecticut Municipal Bond Fund
Performance Overview
As of February 28, 1998

                           [BAR CHART APPEARS HERE]

-----------------------------------
12-Month Dividends (Class A Shares)
-----------------------------------
March                   0.0465
April                   0.0465
May                     0.0465
June                    0.0465
July                    0.0465
August                  0.0465
September               0.0465
October                 0.0465
November                0.0465
December                0.0465
January                 0.045
February                0.045
-----------------------------------

---------------------------------------
Top 5 Sectors
---------------------------------------

Tax Obligation (Limited)            19%
Education and Civic Organizations   17%
Utilities                           14%
Health Care                         14%
Housing (Single Family)              9%
---------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 34.1%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

-------------------------------------------------------------------------------------
Portfolio Statistics
-------------------------------------------------------------------------------------
Share Class                                      A             B          C         R
-------------------------------------------------------------------------------------
Inception Date                                7/87          2/97      10/93      2/97
Net Asset Value                             $10.85        $10.83     $10.83    $10.87
Fund Net Assets ($000)                                                       $232,325
Average Weighted Maturity (Years)                                               19.51
Average Weighted Duration (Years)                                                6.16
-------------------------------------------------------------------------------------

Annualized Total Return/1/
-------------------------------------------------------------------------------------
Share Class                                  A(NAV)  A(Offer)     B        C        R
-------------------------------------------------------------------------------------
1-Year                                        8.75%     4.19%  7.76%    8.17%    9.17%
5-Year                                        5.97%     5.07%  5.32%    5.36%    6.06%
10-Year                                       7.63%     7.17%  7.16%    7.02%    7.67%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------------------------
Share Class                                  A(NAV)  A(Offer)     B        C        R
-------------------------------------------------------------------------------------
Distribution Rate                             4.98%     4.77%  4.27%    4.43%    5.19%
SEC 30-Day Yield                              4.19%     4.01%  3.44%    3.64%    4.39%
Taxable Equivalent Yield/2/                   6.36%     6.08%  5.22%    5.52%    6.66%
-------------------------------------------------------------------------------------

Index Comparison/3/

                         [MOUNTAIN CHART APPEARS HERE]

--------------------------------------------------------------------------------
             Lehman Brothers       Nuveen Flagship CT        Nuveen Flagship CT
             Municipal Bond        Municipal Bond Fund       Municipal Bond Fund
Date              Index                   (NAV)                    (Offer)
--------------------------------------------------------------------------------
 2/88          $10,000.00              $10,000.00                $ 9,580.00
 2/89           10,620.34               10,653.31                 10,205.87
 2/90           11,708.95               11,630.34                 11,141.86
 2/91           12,788.46               12,407.35                 11,886.24
 2/92           14,066.52               13,637.19                 13,064.43
 2/93           16,002.67               15,606.39                 14,950.92
 2/94           16,887.10               16,402.54                 15,713.63
 2/95           17,205.76               16,527.68                 15,833.52
 2/96           19,107.08               18,190.15                 17,426.16
 2/97           20,331.95               19,184.88                 18,379.11
 2/98           22,192.00               20,861.00                 19,984.00
--------------------------------------------------------------------------------

--Lehman Brothers Municipal Bond Index-$22,192
--Nuveen Flagship Connecticut Municipal Bond Fund (NAV)--$20,861
--Nuveen Flagship Connecticut Municipal Bond Fund (Offer)--$19,984

Past results are not predictive of future performance.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship Connecticut Municipal Bond
Fund) (a Massachusetts business trust), including the portfolio of investments, as of February 28, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. The financial statements and financial highlights for the years ended May 31, 1996, and prior were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the fund constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods subsequent to May 31, 1996, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut



  Principal                                                                               Optional Call                     Market
     Amount     Description                                                                 Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations -- 17.3%

                State of Connecticut Health and Educational Facilities Authority,
                  Revenue Bonds, Greenwich Academy Issue, Series A:
$ 1,000,000       5.700%, 3/01/16                                                           3/06 at 101         AAA     $ 1,059,940
  2,000,000       5.750%, 3/01/26                                                           3/06 at 101         AAA       2,119,620

    250,000     State of Connecticut Health and Educational Facilities Authority,           7/99 at 102        BBB+         259,398
                  Revenue Bonds, Fairfield University Issue, Series F, 6.900%, 7/01/14

  8,285,000     State of Connecticut Health and Educational Facilities Authority,           7/03 at 103        BBB-       8,466,607
                  Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

                State of Connecticut Health and Educational Facilities Authority,
                  Revenue Bonds, Sacred Heart University Issue, Series B:

    500,000       5.700%, 7/01/16                                                           7/03 at 102        BBB-         503,535
  2,200,000       5.800%, 7/01/23                                                           7/03 at 102        BBB-       2,208,932

 1,000,000      State of Connecticut Health and Educational Facilities Authority,           5/02 at 102         AAA       1,070,620
                  Revenue Bonds, Yale University, 5.929%, 6/10/30

  4,000,000     State of Connecticut Health and Educational Facilities Authority,           7/04 at 102         AAA       4,373,000
                  Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24

  2,000,000     State of Connecticut Health and Educational Facilities Authority,       7/04 at 101 1/2         AAA       2,159,980
                  Revenue Bonds, The Loomis Chaffee School Issue, Series B, 6.000%,
                  7/01/25

  2,500,000     State of Connecticut Health and Educational Facilities Authority,           7/05 at 101         AAA       2,551,300
                  Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

  2,240,000     State of Connecticut Health and Educational Facilities Authority,          11/05 at 102         AAA       2,256,150
                  Revenue Bonds, Connecticut State University System Issue,
                  Series A, 5.125%, 11/01/15

  1,600,000     State of Connecticut Health and Educational Facilities Authority,           7/06 at 102         AAA       1,702,432
                  Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

  1,435,000     State of Connecticut Health and Educational Facilities Authority,           7/06 at 101         AAA       1,480,590
                  Revenue Bonds, The Loomis Chaffee School Issue, Series C, 5.500%,
                  7/01/26

  2,000,000     State of Connecticut Health and Educational Facilities Authority,           7/07 at 102         AAA       2,047,600
                  Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

                Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
                (Family Education Loan Program), 1991 Series A:
    410,000       7.000%, 11/15/05                                                         11/01 at 102           A         444,575
  3,935,000       7.200%, 11/15/10                                                         11/01 at 102           A       4,269,436

  1,760,000     Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds    11/04 at 102          A1       1,891,261
                  (Family Education Loan Program), 1994 Series A, 6.300%, 11/15/10

  1,320,000     Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds    11/04 at 102          A1       1,422,142
                  (Family Education Loan Program), 1996 Series A, 6.350%, 11/15/11
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products -- 0.4%

  1,000,000     Town of Sprague, Connecticut, Environmental Improvement Revenue Bonds,     10/07 at 102          A-       1,035,750
                  1997 Series A (International Paper Company Project), 5.700%, 10/01/21

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Health Care -- 13.8%
         $  2,600,000    State of Connecticut Health and Educational            7/00 at 102         AAA   $2,798,198
                           Facilities Authority, Revenue Bonds, Bristol
                           Hospital Issue, Series A, 7.000%, 7/01/20

            1,750,000    State of Connecticut Health and Educational            7/00 at 102         AAA    1,883,403
                           Facilities Authority, Revenue Bonds, Waterbury
                           Hospital Issue, Series B, 7.000%, 7/01/20

              900,000    State of Connecticut Health and Educational            7/01 at 102         AAA      974,799
                           Facilities Authority, Revenue Bonds, Hospital
                           of Raphael Issue, Series D, 6.625%, 7/01/14

            3,500,000    State of Connecticut Health and Educational            7/02 at 102         AAA    3,858,820
                           Facilities Authority, Revenue Bonds, Middlesex
                           Hospital Issue, Series G, 6.250%, 7/01/12

            2,000,000    State of Connecticut Health and Educational            7/02 at 102         AAA    2,200,500
                           Facilities Authority, Revenue Bonds, Bridgeport
                           Hospital Issue, Series A, 6.625%, 7/01/18

            4,200,000    State of Connecticut Health and Educational            7/04 at 102         AAA    4,517,940
                           Facilities Authority, Revenue Bonds, New Britain
                           General Hospital Issue, Series B, 6.000%, 7/01/24

            1,100,000    State of Connecticut Health and Educational            7/02 at 102          A+    1,166,352
                           Facilities Authority, Revenue Bonds, The William
                           W. Backus Hospital Issue, Series C, 6.000%, 7/01/12

            1,645,000    State of Connecticut Health and Educational            7/06 at 102         AAA    1,667,685
                           Facilities Authority, Revenue Bonds, Day Kimball
                           Hospital Issue, Series A, 5.375%, 7/01/26

                         State of Connecticut Health and Educational
                         Facilities Authority, Revenue Bonds, Greenwich
                         Hospital Issue, Series A:
            3,000,000      5.750%, 7/01/16                                      7/06 at 102         AAA    3,189,750
            1,500,000      5.800%, 7/01/26                                      7/06 at 102         AAA    1,597,140

            3,000,000    State of Connecticut Health and Educational            7/06 at 102         AAA    3,175,230
                           Facilities Authority, Revenue Bonds, Yale-New
                           Haven Hospital Issue, Series H, 5.700%, 7/01/25

              320,000    State of Connecticut Health and Educational            1/01 at 102         AAA      348,726
                           Facilities Authority, Revenue Bonds, Capital
                           Asset Issue, Series C, 7.000%, 1/01/20

            2,000,000    State of Connecticut Health and Educational            7/07 at 102         AAA    2,126,740
                           Facilities Authority, Revenue Bonds, The William
                           W. Backus Hospital Issue, Series D, 5.750%, 7/01/27

            2,250,000    Connecticut Development Authority, Solid Waste         7/05 at 102         AAA    2,618,438
                           Disposal Facilities Revenue Bonds, Pfizer Inc.
                           Project, 1994 Series, 7.000%, 7/01/25
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 1.0%

              635,000    Connecticut Housing Finance Authority, Housing        11/01 at 102          AA      668,426
                           Mortgage Finance Program Bonds, 1991 Series A,
                           Subseries A-2, 7.200%, 11/15/08

            1,500,000    New Britain Senior Citizens Housing Development        1/02 at 102         AAA    1,589,970
                           Corporation, Mortgage Revenue Refunding Bonds,
                           Series 1992A (FHA Insured Mortgage Loan -- Nathan
                           Hale Apartments Section 8), 6.875%, 7/01/24
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 9.3%

              765,000    Connecticut Housing Finance Authority, Alternative    11/02 at 102          AA      818,405
                           Minimum Tax Bonds, 6.700%, 11/15/22

            1,250,000    Connecticut Housing Finance Authority, Housing         5/03 at 102          AA    1,318,150
                           Mortgage Finance Program Bonds, 1993 Series A,
                           6.200%, 5/15/14

            2,750,000    Connecticut Housing Finance Authority, Housing         5/04 at 102          AA    2,885,410
                           Mortgage Finance Program Bonds, 1994 Series A,
                           6.100%, 5/15/17

            1,120,000    Connecticut Housing Finance Authority, Housing         5/04 at 102          AA    1,205,053
                           Mortgage Finance Program Bonds, 1994 Series B,
                           Subseries B-2, 6.750%, 5/15/22

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued

          $ 1,500,000    Connecticut Housing Finance Authority, Housing         5/05 at 102          AA  $ 1,580,865
                           Mortgage Finance Program Bonds, 1995 Series A,
                           Subseries A-1, 6.100%, 5/15/17

            4,160,000    Connecticut Housing Finance Authority, Housing        11/07 at 102          AA    4,280,515
                           Mortgage Finance Program Bonds, 1997 Series B,
                           Subseries B-2, 5.850%, 11/15/28

            1,000,000    Connecticut Housing Finance Authority, Housing        11/05 at 102          AA    1,054,860
                           Mortgage Finance Program Bonds, 1995 Series F,
                           Subseries F-1, 6.000%, 5/15/17

            1,500,000    Connecticut Housing Finance Authority, Housing         5/06 at 102          AA    1,590,165
                           Mortgage Finance Program Bonds, 1996 Series B,
                           Subseries B-1, 6.050%, 5/15/18

            5,000,000    Connecticut Housing Finance Authority, Housing        11/06 at 102          AA    5,255,900
                           Mortgage Finance Program Bonds, 1996 Series E,
                           Subseries E-2, 6.150%, 11/15/27

            1,500,000    Connecticut Housing Finance Authority, Housing        11/06 at 102          AA    1,564,920
                           Mortgage Finance Program Bonds, 1997 Series F,
                           Subseries F-2, 6.000%, 11/15/27
--------------------------------------------------------------------------------------------------------------------
                         Long Term Care -- 6.6%

                         State of Connecticut Health and Educational
                         Facilities Authority, Revenue Bonds, Hospital for
                         Special Care Issue, Series B:
            1,000,000      5.375%, 7/01/17                                      7/07 at 102         BBB      999,330
            1,000,000      5.500%, 7/01/27                                      7/07 at 102         BBB    1,007,900

            7,000,000    Connecticut Development Authority, Health Care         9/02 at 102          A2    7,592,410
                           Project Refunding Bonds (Duncaster, Inc.
                           Project -- 1992 Series), 6.750%, 9/01/15

                         Connecticut Development Authority, First Mortgage
                         Gross Revenue Health Care Project Refunding Bonds
                         (Church Homes, Inc., Congregational Avery Heights
                         Project -- 1997 Series):
            1,700,000      5.700%, 4/01/12                                      4/07 at 102         BBB    1,760,724
            2,610,000      5.800%, 4/01/21                                      4/07 at 102         BBB    2,689,527

                         City of New Haven, Connecticut, Facility Revenue
                         Bonds (Easter Seal Goodwill Industries
                         Rehabilitation Center Project -- 1991 Series):
              345,000      8.500%, 4/01/01                                     No Opt. Call         N/R      325,925
              995,000      8.875%, 4/01/16                                      4/01 at 102         N/R      937,439
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- 7.6%

            3,000,000    City of Bridgeport, Connecticut, General Obligation    3/07 at 101         AAA    3,035,010
                           Bonds, 1997 Series A, 5.250%, 3/01/17

              325,000    Town of Canterbury, Connecticut, General Obligation   No Opt. Call           A      398,655
                           Bonds, 7.200%, 5/01/09

            2,800,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-    1,457,008
                           Appreciation Bonds (College Savings Plan,
                           1991 Series B), 0.000%, 12/15/11

            1,000,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-      600,420
                           Appreciation Bonds (College Savings Plan,
                           1990 Series A), 0.000%, 5/15/09

            3,000,000    State of Connecticut, General Obligation Capital      No Opt. Call         AA-    1,598,490
                           Appreciation Bonds (College Savings Plan,
                           1993 Series A), 0.000%, 6/15/11

                         Town of Glastonbury, Connecticut, General
                         Obligation Bonds, Issue of 1988:
              200,000      7.200%, 8/15/06                                     No Opt. Call         Aa1       241,362
              200,000      7.200%, 8/15/07                                     No Opt. Call         Aa1       244,468
              200,000      7.200%, 8/15/08                                     No Opt. Call         Aa1       246,848

                         Town of Griswold, Connecticut, General Obligation
                         Bonds, Issue of 1989:
              200,000      7.500%, 4/01/02                                     No Opt. Call         AAA       226,590
              200,000      7.500%, 4/01/03                                     No Opt. Call         AAA       231,564
              200,000      7.500%, 4/01/04                                     No Opt. Call         AAA       235,860
              150,000      7.500%, 4/01/05                                     No Opt. Call         AAA       180,192

Portfolio of Investments
February 28, 1998
Nuveen Flagship Connecticut -- continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General -- continued

         $    340,000    City of Middletown, Connecticut, General              No Opt. Call          AA  $   399,548
                           Obligation Bonds, 6.900%, 4/15/16

            1,250,000    City of New Haven, Connecticut, General Obligation     2/05 at 102         AAA    1,326,325
                           Bonds, Series 1995, 5.750%, 2/15/14

                         City of New London, Connecticut, General Obligation
                           Bonds, Water Department Revenue, Series 20:
              120,000      7.300%, 12/01/05                                    No Opt. Call          A+      143,830
              100,000      7.300%, 12/01/07                                    No Opt. Call          A+      123,107

                         Town of Old Saybrook, Connecticut, General
                         Obligation Bonds:
              160,000      7.400%, 5/01/08                                     No Opt. Call           A      197,173
              160,000      7.400%, 5/01/09                                     No Opt. Call           A      199,035
              275,000      6.500%, 2/15/10                                     No Opt. Call         AAA      323,920
              270,000      6.500%, 2/15/11                                     No Opt. Call         AAA      318,951

              925,000    Town of Oxford, Connecticut, General Obligation        2/00 at 102         AAA      993,746
                           Bonds, 7.000%, 2/01/09

                         Town of Plainfield, Connecticut, General
                           Obligation Bonds:
              225,000      7.000%, 9/01/00                                     No Opt. Call           A      239,369
              100,000      7.000%, 9/01/01                                     No Opt. Call           A      108,373
              100,000      7.100%, 9/01/02                                      9/01 at 102           A      110,164
              310,000      7.100%, 9/01/03                                      9/01 at 102           A      342,810
              100,000      7.200%, 9/01/04                                      9/01 at 102           A      110,906
              335,000      7.250%, 9/01/06                                      9/01 at 102           A      372,775
              335,000      7.300%, 9/01/08                                      9/01 at 102           A      371,806
              155,000      7.300%, 9/01/10                                      9/01 at 102           A      170,962

                         City of Torrington, Connecticut, General
                           Obligation Bonds:
              700,000      6.400%, 5/15/11                                      5/02 at 102         AAA      768,355
              680,000      6.400%, 5/15/12                                      5/02 at 102         AAA      746,402

                         Town of Winchester, Connecticut, General
                           Obligation Bonds:
              140,000      6.750%, 4/15/06                                     No Opt. Call          A1      163,428
              140,000      6.750%, 4/15/07                                     No Opt. Call          A1      165,210
              140,000      6.750%, 4/15/08                                     No Opt. Call          A1      166,719
              140,000      6.750%, 4/15/09                                     No Opt. Call          A1      167,679
              140,000      6.750%, 4/15/10                                     No Opt. Call          A1      168,393

              725,000    Town of Woodstock, Connecticut, Special                3/00 at 103         AAA      784,936
                           Obligation Bonds (Woodstock Academy -- 1990
                           Issue), 6.900%, 3/01/06
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- 18.8%

            2,000,000    State of Connecticut Health and Educational           11/04 at 102         AA-    2,186,980
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (St. Camillus
                           Health Center Project), 6.250%, 11/01/18

            1,000,000    State of Connecticut Health and Educational           11/04 at 102         AAA    1,105,580
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (Sharon Health
                           Care Project), 6.250%, 11/01/21

            5,000,000    State of Connecticut Health and Educational           11/04 at 102         AAA    5,527,900
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (Saint Joseph's
                           Manor Project), 6.250%, 11/01/16

            3,695,000    State of Connecticut Health and Educational           11/04 at 102         AAA    4,085,118
                           Facilities Authority, Revenue Bonds, Nursing
                           Home Program Issue, Series 1994 (St. Camillus
                           Health Center Project), 6.250%, 11/01/18

   Principal                                                                     Optional Call                  Market
      Amount   Description                                                         Provisions*  Ratings**        Value
----------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - continued

  $3,000,000   State of Connecticut Health and Educational Facilities             11/04 at 102      AAA     $3,316,740
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994 (The Jewish Home for the Elderly),
                 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994 (Highland View Manor, Inc. Project):
   1,500,000     7.200%, 11/01/10                                                 11/04 at 102      AAA      1,733,730
   4,200,000     7.500%, 11/01/16                                                 11/04 at 102      AAA      4,907,406

               State of Connecticut Health and Educational Facilities
               Authority, Revenue Bonds, Nursing Home Program Issue,
               Series 1994 (Wadsworth Glen Health Care Center Project):
   1,100,000     7.200%, 11/01/10                                                 11/04 at 102      AAA      1,271,402
   1,000,000     7.500%, 11/01/16                                                 11/04 at 102      AAA      1,168,430

   2,000,000   State of Connecticut Health and Educational Facilities             11/04 at 102      AAA      2,300,640
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1994, AHF/Hartford, Inc. Project, 7.125%, 11/01/24

   4,115,000   State of Connecticut Health and Educational Facilities             11/06 at 102      AA-      4,318,981
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1996 (Abbott Terrace Health Center Project),
                 5.750%, 11/01/13

   4,365,000   State of Connecticut Health and Educational Facilities             11/06 at 102      AA-      4,769,461
                 Authority, Revenue Bonds, Nursing Home Program Issue,
                 Series 1996 (3030 Park Fairfield Health Center Project),
                 6.250%, 11/01/21

   1,150,000   State of Connecticut Special Tax Obligation Bonds,                 No Opt. Call      AA-      1,305,354
                 Transportation Infrastructure Purposes, 1992 Series B,
                 6.125%, 9/01/12

   2,000,000   Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,      7/06 at 101 1/2        A      1,948,660
                 Series 1995, Guaranteed by the Commonwealth of Puerto
                 Rico, 5.000%, 7/01/19

   3,500,000   Puerto Rico Public Buildings Authority, Government Facilities   7/07 at 101 1/2      AAA      3,441,550
                 Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                 Puerto Rico, 5.000%, 7/01/27
----------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 8.7%

   3,140,000   State of Connecticut Health and Educational Facilities Authority,   7/03 at 100      AAA      3,629,903
                 Revenue Bonds, University of Hartford Issue, Series C,
                 8.000%, 7/01/18 (Pre-refunded to 7/01/03)

     100,000   State of Connecticut Health and Educational Facilities Authority,   7/98 at 102      Aaa        103,352
                 St. Mary's Hospital Issue, Revenue Bonds, Series B, 7.600%,
                 7/01/03 (Pre-refunded to 7/01/98)

   1,300,000   State of Connecticut Health and Educational Facilities Authority,  No Opt. Call      AAA      1,627,990
                 Revenue Bonds, Lutheran General Health Care System (Parkside
                 Lodges Projects), 7.375%, 7/01/19

   1,000,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102   N/R***      1,093,790
                 Revenue Bonds, The Taft School Issue, Series A, 7.375%,
                 7/01/20 (Pre-refunded to 7/01/00)

     190,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102      Aaa        207,955
                 Revenue Bonds, St. MaryOs Hospital Issue, Series C, 7.375%,
                 7/01/20 (Pre-refunded to 7/01/00)

   5,500,000   State of Connecticut Health and Educational Facilities Authority,   7/00 at 102      AAA      5,990,105
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series F,
                 7.100%, 7/01/25 (Pre-refunded to 7/01/00)

     180,000   State of Connecticut Health and Educational Facilities Authority,   1/01 at 102      AAA        197,509
                 Revenue Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20
                 (Pre-refunded to 1/01/01)

   1,605,000   City of New Haven, Connecticut, General Obligation Bonds, Issue of  8/01 at 102      AAA      1,802,672
                 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of
                 1992:
     800,000     9.250%, 3/01/02                                                  No Opt. Call      AAA        876,368
   1,000,000     7.400%, 3/01/12 (Pre-refunded to 3/01/02)                         3/02 at 102      AAA      1,135,310

                           Portfolio of Investments
                           February 28, 1998
                           Nuveen Flagship Connecticut - continued

   Principal                                                                     Optional Call                      Market
      Amount   Description                                                          Provisions*  Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed-continued

  $1,130,000   Town of Stratford, Connecticut, General Obligation Bonds,            3/01 at 102    N/R ***    $  1,250,831
                 7.300%, 3/01/12 (Pre-refunded to 3/01/01)

               City of Waterbury, Connecticut, General Obligation Bonds:
     535,000     7.250%, 3/01/02 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         591,459
     785,000     7.300%, 3/01/05 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         868,940
     780,000     7.400%, 3/01/06 (Pre-refunded to 3/01/01)                          3/01 at 102    N/R ***         865,597
--------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.9%

   8,000,000   Bristol Resource Recovery Facility Operating Committee,              7/05 at 102          A       8,816,320
                 Solid Waste Revenue Refunding Bonds (Ogden Martin Systems
                 of Bristol, Inc. Project - 1995 Series), 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, Bridgeport Resco
               Company, L.P. Project Bonds, Series A:
     170,000     7.500%, 1/01/04                                                    1/03 at 100          A         174,755
   3,085,000     7.625%, 1/01/09                                                    1/03 at 100          A       3,202,539

   1,180,000   Connecticut Resources Recovery Authority, Resource Recovery
                 Revenue Bonds (Wallingsford Resource Recovery Project, 1986
                 Series A), 7.125%, 11/15/08                                       11/00 at 100         AA       1,203,624

               Connecticut Resources Recovery Authority, 1991 Series One
               Subordinated (Wallingsford Resource Recovery Project):
     400,000     6.750%, 11/15/03                                                  11/01 at 102          A         432,720
     500,000     6.800%, 11/15/04                                                  11/01 at 102          A         539,889

   5,250,000   Connecticut Resources Recovery Authority, Corporate Credit          11/02 at 102          A       5,632,514
                 Bonds/Tax Exempt Interest (American REF-FUEL Company
                 of Southeastern Connecticut Project), 1992
                 Series A, 6.450%, 11/15/22

     770,000   Connecticut Development Authority, Water Facilities Refunding        6/00 at 102         A+         826,355
                 Revenue Bonds (Bridgeport Hydraulic Company Project - 1990
                 Series), 7.250%, 6/01/20

   1,750,000   Connecticut Development Authority, Water Facilities Revenue          4/07 at 102         A+       1,888,442
                 Bonds (Bridgeport Hydraulic Company Project - 1995 Series),
                 6.150%, 4/01/35

   9,665,000   Eastern Connecticut Resource Recovery Authority, Solid Waste         1/03 at 102        BBB       9,603,530
                 Revenue Bonds (Wheelbrator Lisbon Project), Series 1993A,
                 5.500%, 1/01/20
--------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.4%

   2,000,000   Connecticut Development Authority, Water Facilities Revenue         12/03 at 102        AAA       2,255,759
                 Refunding Bonds (The Connecticut Water Company Project - 1993
                 Series), 6.650%, 12/15/20

   1,000,000   State of Connecticut, Clean Water Fund Revenue Bonds, 1991           1/01 at 102        AAA       1,090,619
                 Series, 7.000%, 1/01/11
--------------------------------------------------------------------------------------------------------------------------
$217,510,000   Total Investments - (cost $210,612,746) - 98.8%                                                 229,549,651
============--------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.2%                                                              2,774,858
               -----------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                              $232,324,509
               ===========================================================================================================

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard and Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R-Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
February 28, 1998

                                                                     Nuveen Flagship Connecticut
------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                       $229,549,651
Receivables:
  Interest                                                                             3,569,242
  Investments sold                                                                       200,000
  Shares sold                                                                            348,138
Other assets                                                                              52,433
------------------------------------------------------------------------------------------------
     Total assets                                                                    233,719,464
------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                           157,086
Payable for shares redeemed                                                              150,205
Accrued expenses:
  Management fees (note 6)                                                                72,304
  12b-1 distribution and service fees (notes 1 and 6)                                     42,265
  Other                                                                                   24,211
Dividends payable                                                                        948,884
------------------------------------------------------------------------------------------------
     Total liabilities                                                                 1,394,955
------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                 $232,324,509
================================================================================================
Class A Shares (note 1)
Net assets                                                                          $216,436,115
Shares outstanding                                                                    19,955,801
Net asset value and redemption price per share                                      $      10.85
Offering price per share (net asset value per share plus maximum sales charge
  of 4.20% of offering price)                                                       $      11.33
================================================================================================
Class B Shares (note 1)
Net assets                                                                          $  3,712,565
Shares outstanding                                                                       342,894
Net asset value, offering and redemption price per share                            $      10.83
================================================================================================
Class C Shares (note 1)
Net assets                                                                          $ 11,586,314
Shares outstanding                                                                     1,070,297
Net asset value, offering and redemption price per share                            $      10.83
================================================================================================
Class R Shares (note 1)
Net assets                                                                          $    589,515
Shares outstanding                                                                        54,226
Net asset value, offering and redemption price per share                            $      10.87
================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1998

                                                        Nuveen Flagship Connecticut
-----------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                     $13,265,509
-----------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  1,204,411
12b-1 service fees - Class A (notes 1 and 6)                                420,815
12b-1 distribution and service fees - Class B (notes 1 and 6)                13,123
12b-1 distribution and service fees - Class C (notes 1 and 6)                67,747
Shareholders' servicing agent fees and expenses                             106,835
Custodian's fees and expenses                                                55,952
Trustees' fees and expenses (note 6)                                          4,183
Professional fees                                                            20,884
Shareholders' reports - printing and mailing expenses                        40,291
Federal and state registration fees                                           1,454
Other expenses                                                               11,316
-----------------------------------------------------------------------------------
Total expenses before expense reimbursement                               1,947,011
  Expense reimbursement (note 6)                                           (171,361)
-----------------------------------------------------------------------------------
Net expenses                                                              1,775,650
-----------------------------------------------------------------------------------
Net investment income                                                    11,489,859
-----------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              189,964
Net change in unrealized appreciation or depreciation of investments      6,726,949
-----------------------------------------------------------------------------------
Net gain from investments                                                 6,916,913
-----------------------------------------------------------------------------------
Net increase in net assets from operations                              $18,406,772
===================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                             Nuveen                             Flagship
                                                                      Flagship Connecticut                   Connecticut
                                                                ---------------------------------------------------------
                                                                 Year ended          Nine months              Year ended
                                                                    2/28/98       ended 2/28/97*                 5/31/96
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $ 11,489,859         $  8,632,172            $ 11,632,542
Net realized gain from investment
  transactions (notes 1 and 4)                                      189,964              576,956                 951,483
Net change in unrealized appreciation
  or depreciation of investments                                  6,726,949            5,149,171              (3,913,226)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       18,406,772           14,358,299               8,670,799
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                       (10,989,264)          (8,367,067)            (11,371,201)
  Class B                                                           (59,967)                 (76)                     N/A
  Class C                                                          (419,099)            (258,509)               (327,137)
  Class R                                                           (17,894)                  --                      N/A
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                                               (11,486,224)          (8,625,652)            (11,698,338)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                 25,394,964           13,422,621              17,698,654
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                            6,417,815            4,748,942               6,666,728
-------------------------------------------------------------------------------------------------------------------------
                                                                 31,812,779           18,171,563              24,365,382
-------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (23,469,546)         (16,305,341)            (20,622,363)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                                         8,343,233            1,866,222               3,743,019
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                       15,263,781            7,598,869                 715,480
Net assets at the beginning of year                             217,060,728          209,461,859             208,746,379
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                  $232,324,509         $217,060,728            $209,461,859
=========================================================================================================================
Balance of undistributed net investment
  income at end of year                                        $     10,155         $      6,520            $         --
=========================================================================================================================

* Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1).

N/A -- Flagship Connecticut was not authorized to issue Class B or Class R Shares.

                                 See accompanying notes to financial statements.

               Notes to Financial Statements
               February 28, 1998
               Nuveen Flagship Connecticut


               1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, the Flagship Connecticut Double Tax Exempt Fund ("Flagship Connecticut") was reorganized into the Trust and renamed Nuveen Flagship Connecticut Municipal Bond Fund ("Nuveen Flagship Connecticut"). Flagship Connecticut had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

               Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

               Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, the Fund had no such outstanding purchase commitments.

               Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

               Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

               Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains

               February 28, 1998
               Nuveen Flagship Connecticut


and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Connecticut state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

               Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1998.

               Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

February 28, 1998
Nuveen Flagship Connecticut

               2.   Fund Shares

Transactions in Fund shares were as follows:

                                                                   Nuveen Flagship                                  Flagship
                                                                     Connecticut                                   Connecticut
                                                   ---------------------------------------------------------------------------------
                                                           Year ended                 Nine months                  Year ended
                                                            2/28/98                 ended 2/28/97*                  5/31/96
                                                   ---------------------------------------------------------------------------------
                                                     Shares         Amount       Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                         1,537,629   $ 16,474,829    1,140,128   $ 11,872,759    1,453,108   $ 15,066,282
  Class B                                           339,187      3,623,542        9,669        102,050          N/A            N/A
  Class C                                           444,025      4,723,004      139,474      1,447,762      253,267      2,632,372
  Class R                                            53,941        573,589            5             50          N/A            N/A
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                           578,075      6,132,935      442,768      4,597,336      624,317      6,491,833
  Class B                                             2,614         28,078           --             --          N/A            N/A
  Class C                                            23,910        253,777       14,628        151,606       16,838        174,895
  Class R                                               280          3,025           --             --          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                  2,979,661     31,812,779    1,746,672     18,171,563    2,347,530     24,365,382
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (2,133,260)   (22,598,891)  (1,378,317)   (14,350,628)  (1,889,024)   (19,630,307)
  Class B                                            (8,576)       (93,295)          --             --          N/A            N/A
  Class C                                           (72,981)      (777,360)    (187,749)    (1,954,713)     (95,257)      (992,056)
  Class R                                                --             --           --             --          N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
                                                 (2,214,817)   (23,469,546)  (1,566,066)   (16,305,341)  (1,984,281)   (20,622,363)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                        764,844   $  8,343,233      180,606   $  1,866,222      363,249  $   3,743,019
==================================================================================================================================

*Information represents eight months of Flagship Connecticut and one month of Nuveen Flagship Connecticut (see note 1).

N/A -- Flagship Connecticut was not authorized to issue Class B or Class R
       Shares.

               3.   Distribution to Shareholders

On March 9, 1998, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on April 1, 1998, to shareholders of record on March 9, 1998, as follows:

               ----------------------------------------------------------
               Dividends per share:
                 Class A                                         $ .0450
                 Class B                                           .0385
                 Class C                                           .0400
                 Class R                                           .0470
               ==========================================================

               4.   Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended February 28, 1998, aggregated $32,985,810 and $25,769,793, respectively. Purchases and sales (including maturities) of temporary municipal investments for the fiscal year ended February 28, 1998, aggregated $9,000,000 and $9,000,000, respectively.

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At February 28, 1998, the Fund had an unused capital loss carryforward of $848,744 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

               5.   Unrealized Appreciation (Depreciation)

At February 28, 1998, net unrealized appreciation aggregated $18,936,905, of which $19,038,568 related to appreciated securities and $101,663 related to depreciated securities.

               6.   Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

              Average daily net asset value                                       Management fee
              ----------------------------------------------------------------------------------
              For the first $125 million                                             .5500 of 1%
              For the next $125 million                                              .5375 of 1
              For the next $250 million                                              .5250 of 1
              For the next $500 million                                              .5125 of 1
              For the next $1 billion                                                .5000 of 1
              For net assets over $2 billion                                         .4750 of 1
              ==================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $504,400 of which approximately $443,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $199,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. For the fiscal year ended February 28, 1998, the Distributor retained approximately $39,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The distributor also collected and retained approximately $1,800 of CDSC on share redemptions during the fiscal year ended February 28, 1998.

               7.   Composition of Net Assets

At February 28, 1998, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

              ----------------------------------------------------------------------------------
              Capital paid-in                                                       $214,226,193
              Balance of undistributed net investment income                              10,155
              Accumulated net realized gain (loss) from investment transactions         (848,744)
              Net unrealized appreciation of investments                              18,936,905
              ----------------------------------------------------------------------------------
              Net assets                                                            $232,324,509
              ==================================================================================

18

              Financial Highlights
              Nuveen Flagship Connecticut
              Selected data for a share outstanding throughout each period is as follows:


Class (Inception date)           Operating performance           Less distributions
                                ------------------------    ---------------------------
                                                     Net
                          Net               realized and     Dividends                        Net       Total
                        asset                 unrealized     from tax-                      asset      return
                        value         Net    gain (loss)    exempt net    Distributions     value      on net
Year ended          beginning  investment           from    investment     from capital    end of       asset
February 28/29,     of period   income(a)    investments        income            gains    period    value(b)
--------------------------------------------------------------------------------------------------------------
CLASS A (7/87)**
 1998                  $10.51        $.56          $ .34        $ (.56)           $  --    $10.85       8.75%
 1997 (c)               10.23         .42            .28          (.42)              --     10.51       6.96
 1996 (d)               10.38         .57           (.14)         (.58)              --     10.23       4.18
 1995 (d)               10.17         .58            .22          (.59)              --     10.38       8.21
 1994 (d)               10.66         .59           (.39)         (.60)            (.09)    10.17       1.70
 1993 (d)               10.05         .61            .61          (.61)              --     10.66      12.48
 1992 (d)                9.84         .63            .21          (.63)              --     10.05       8.81
 1991 (d)                9.64         .63            .20          (.63)              --      9.84       8.97
 1990 (d)                9.78         .63           (.13)         (.63)            (.01)     9.64       5.34
 1989 (d)                9.25         .63            .55          (.64)            (.01)     9.78      13.36
CLASS B (2/97)
 1998                   10.51         .48            .32          (.48)              --     10.83       7.76
 1997 (e)               10.53         .04           (.02)         (.04)              --     10.51        .19
CLASS C (10/93)**
 1998                   10.49         .50            .34          (.50)              --     10.83       8.17
 1997 (c)               10.22         .38            .27          (.38)              --     10.49       6.43
 1996 (d)               10.36         .52           (.14)         (.52)              --     10.22       3.71
 1995 (d)               10.16         .53            .20          (.53)              --     10.36       7.53
 1994 (f)               11.06         .33           (.84)         (.33)            (.06)    10.16      (6.48)*
CLASS R (2/97)
 1998                   10.51         .58            .36          (.58)              --     10.87       9.17
 1997 (e)               10.55         .01           (.05)           --               --     10.51       (.38)
--------------------------------------------------------------------------------------------------------------

       *  Annualized.

      ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut.

     (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

     (b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

     (c)  For the nine months ended February 28.

     (d)  For the fiscal year ended May 31.

     (e)  From commencement of class operations as noted.

     (f)  From commencement of class operations as noted through May 31.


                                                   Ratios/Supplemental data
---------------------------------------------------------------------------------------------------------------------
                                        Ratio of net                                  Ratio of net
                         Ratio of         investment               Ratio of             investment
                      expenses to          income to            expenses to              income to
    Net assets        average net        average net            average net            average net
 end of period      assets before      assets before           assets after           assets after          Portfolio
(in thousands)      reimbursement      reimbursement      reimbursement (a)      reimbursement (a)      turnover rate
---------------------------------------------------------------------------------------------------------------------
      $216,436               .85%              5.15%                   .78%                  5.22%                12%
       209,873              1.02*              5.18*                   .79*                  5.41*                20
       202,219              1.03               5.23                    .74                   5.52                 24
       203,210              1.03               5.54                    .73                   5.84                 25
       202,607              1.03               5.14                    .65                   5.52                 30
       184,743              1.04               5.50                    .66                   5.88                 19
       141,215              1.05               5.90                    .65                   6.30                 18
       103,552              1.07               6.09                    .67                   6.49                 19
        73,046              1.07               6.08                    .60                   6.55                 31
        48,990              1.17               6.15                    .70                   6.62                 33


         3,713              1.61               4.34                   1.52                   4.43                 12
           102              1.59*              6.61*                  1.12*                  7.08*                20


        11,586              1.41               4.59                   1.33                   4.67                 12
         7,087              1.57*              4.65*                  1.34*                  4.88*                20
         7,243              1.58               4.67                   1.29                   4.96                 24
         5,536              1.58               4.97                   1.28                   5.27                 25
         4,360              1.77*              4.22*                  1.22*                  4.77*                30


           590               .66               5.29                    .57                   5.38                 12
            --                --              10.97*                    --                  10.97*                20
====================================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed
to help you reach
your financial goals.

Growth
Nuveen Rittenhouse Growth Fund
Growth
and Income

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free
Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Services
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

                       Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

    NUVEEN
OUR SECOND CENTURY 1898/1998
    helping investors sustain the wealth of a lifetime./TM/

    John Nuveen & Co. Incorporated
    333 West Wacker Drive
    Chicago, IL 60606-1286

    www.nuveen.com                                                   VAN-CT-2.98

NUVEEN

MUNICIPAL
BONDS FUNDS


FEBRUARY 28, 1998


ANNUAL REPORT


DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.

[PHOTO APPEARS HERE]

MASSACHUSETTS

MASSACHUSETTS

INSURED

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

DEAR SHAREHOLDER

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Over the past 12 months, the Nuveen Massachusetts Municipal Bond Funds continued to reward investors with consistent dividends and attractive returns. For the year ended February 28, 1998, the Massachusetts Fund's Class A shares posted a total return on net asset value of 7.38%. The Massachusetts Insured Fund generated a total return on net asset value for Class A shares of 7.04%.

Both funds continued to provide competitive after-tax yields and steady or increasing dividends. As of February 28, 1998, the Massachusetts Fund was generating a yield on net asset value of 3.96% for Class A shares, which is equivalent to an after-tax yield of 6.52% for investors in the 39.3% combined federal and state income tax bracket. The Massachusetts Insured Fund provided a yield on net asset value of 3.58% for Class A shares, equaling an after-tax yield of 5.90% for investors in the 39.3% combined federal and state tax bracket.

THE YEAR IN REVIEW

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

____
1

"With their focus on consistent performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

MEETING INVESTOR NEEDS

The stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Massachusetts Municipal Bond Funds have continued to successfully pursue their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security.

BUILDING BETTER PORTFOLIOS

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

____
2

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUNDS

PORTFOLIO MANAGER'S COMMENTS

PORTFOLIO MANAGER STEVE PETERSON DISCUSSES THE PERFORMANCE OF THE MASSACHUSETTS MUNICIPAL BOND FUNDS, THE MASSACHUSETTS MUNICIPAL MARKET, AND KEY INVESTMENT STRATEGIES.


PERFORMANCE REVIEW

Municipal new issue and refunding activity took off in 1997, totaling $220 billion nationally by year-end the third largest volume ever. In addition to heavy national supply, the Massachusetts market also experienced a heavy supply of municipal bonds over the past year, particularly in the health care sector. Although demand has remained stable in the state, it has not been sufficient to catch up to the overwhelming supply.

As Tim mentioned in his letter to shareholders, the Massachusetts Fund provided Class A shareholders with an annualized total return on net asset value of 7.38% for the period ended February 28, 1998. This is equivalent to a return of 10.88% on an after-tax basis for shareholders in the combined 39.3% federal and state tax bracket. The return on net asset value for the Massachusetts Insured Fund's Class A shares was 7.04%, equaling a taxable equivalent return of 10.38% for shareholders in the same tax bracket. The performance of the funds' dividends in this market environment has been outstanding, given that interest rates have continually declined over the year. Both funds' Class A Shares have maintained steady or increasing dividends for extended periods (24 months for the Massachusetts Fund and 32 months for the Massachusetts Insured Fund).

A large percentage of both portfolios has been pre-refunded and escrowed with U.S. Treasury securities, providing price stability and enhanced credit quality. For the Massachusetts Fund, 34 percent of the portfolio was pre-refunded during the year; for the Massachusetts Insured Fund, 22 percent was pre-refunded. However, since pre-refunding also means the portfolio is less affected by interest rate movements, the fund was less able to participate fully in the market rally as interest rates fell.

The performance of the Massachusetts municipal bond funds continues to be influenced by the funds' shorter durations. Duration measures a fund's price volatility, or reaction to interest rate movements. In a year that saw municipal bond yields, as measured by the Bond Buyer 40, fall more than 50 basis points, longer duration funds are more sensitive to interest rate movements both on the upside, and on the downside. Therefore, funds with longer duration bonds appreciate more in value in declining rate environments, but are penalized more during periods of rising interest rates.

Both of the Massachusetts funds maintained comparatively short durations. The Massachusetts Fund had an average weighted duration for the period of 4.84 years, and the Massachusetts Insured Fund's duration was 4.74 years. When compared with the average duration of the benchmark Lehman Brothers Municipal Bond Index of 7.20 years, it is apparent that the Massachusetts funds will be significantly impacted by their shorter durations. While the funds are well-cushioned from market volatility and are less sensitive to interest rate changes, the declining interest rate environment hampered the relative total return performance of these short-duration funds.

____
3

"In the coming months, we will continue to manage the funds by focusing on the selection of undervalued securities."


STATE GROWTH CONTINUES

The state's rebounding economy and stronger financial position led to upgrades for the state's general obligation debt during the last 12 months. Employment growth in the areas of health care, construction, research, and computer and business services has driven the state's economic growth. The combination of better-than-expected tax collections and under-budget expenditures has allowed the state to strengthen its cash and reserve positions. With already high debt levels and the uncertainty of timing and availability of future federal highway funding for the $11 billion Central Artery/Ted Williams Tunnel Project, the commonwealth will remain challenged in managing its capital needs.

The process of mergers and affiliations of Massachusetts hospitals continues, resulting in a number of refundings of hospital bonds this year. In the wake of electric utility deregulation, a consumer group was successful in getting a sufficient number of signatures to have the repeal of the retail competition bill placed on the November 1998 ballot. Although municipal utilities are exempt from this legislation, they have the option of participating in order to seek a larger customer base.

FINDING VALUE IN TODAY'S MARKET

Over the past year we focused on enhancing the credit quality of the funds. With credit spreads at historically tight levels, we felt that the funds were not adequately compensated for taking on the additional risk of lower-rated bonds. In managing for the longer-term, we feel that as credit spreads widen again, the higher-rated bonds will appreciate or better maintain their value relative to lower-rated bonds. By foregoing a small amount of incremental yield in the near-term by choosing AAA-rated bonds, we anticipate solid price appreciation for these higher credits in the future.

We also took advantage of the resources of Nuveen's outstanding research staff to carefully select those bonds that we felt had the potential to be pre-refunded by their issuers. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. When bonds in the funds are pre-refunded and become backed by Treasury bonds, the credit quality and stability of the funds can improve significantly.

STRATEGIES FOR THE FUTURE

In the coming months, we will continue to manage the funds by focusing on the selection of under-valued securities that provide attractive income and the opportunity for price appreciation relative to the market, while maintaining our objective of high after-tax total return. To achieve these goals, we will continue to utilize Nuveen's research team to seek out bonds that we believe may be pre-refunded in the future. We will also look for bonds that compensate the fund well for taking on additional risk, including housing bonds and AMT bonds, which are currently out of favor with the overall market. Finally, with the volatile supply levels in the state, we plan to take advantage of any heavy supply periods that might temporarily depress bond prices.

____
4

                   Nuveen Massachusetts Municipal Bond Fund
                   Performance Overview
                   As of February 28, 1998



----------------------------------------
12-Month Dividends Class A Shares)
----------------------------------------

[BAR CHART APPEARS HERE]

M    0.0425
A    0.0435
M    0.0435
J    0.0435
J    0.0435
A    0.0435
S    0.0435
O    0.0435
N    0.0435
D    0.0435
J    0.0435
F    0.0435

----------------------------------------
Top 5 Sectors
----------------------------------------
U.S. Guaranteed                      39%
Multifamily Housing                  15%
Health Care                          13%
Tax Obligation (General)             13%
Education and Civic Organizations     9%
----------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
SHARE CLASS                                A         B        C         R
--------------------------------------------------------------------------------
Inception Date                          9/94      3/97    10/94     12/86
Net Asset Value                        10.08    $10.10   $10.02   $ 10.05
Fund Net Assets ($000)                                            $84,912
Average Weighted Maturity (Years)                                   20.35
Average Weighted Duration (Years)                                    4.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)  A(Offer)     B      C      R
--------------------------------------------------------------------------------
1-Year                                  7.38%     2.91%  6.82%  6.85%  7.60%
5-Year                                  5.77%     4.88%  5.01%  4.98%  5.96%
10-Year                                 7.54%     7.08%  6.92%  6.74%  7.78%
Since Inception                         6.49%     6.08%  5.93%  5.69%  6.73%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
SHARE CLASS                            A(NAV)  A(Offer)     B      C      R
--------------------------------------------------------------------------------
Distribution Rate                       5.18%     4.96%  4.46%  4.67%  5.37%
SEC 30-Day Yield                        3.96%     3.79%  3.21%  3.41%  4.16%
Taxable Equivalent Yield/2/             6.52%     6.24%  5.29%  5.62%  6.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                 Lehman Brothers               Nuveen MA               Nuveen MA
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,673.97               10,225.66
February 1990          11,708.95               11,561.42               11,075.84
February 1991          12,788.46               12,460.12               11,936.80
February 1992          14,066.52               13,722.16               13,145.83
February 1993          16,002.67               15,633.38               14,976.78
February 1994          16,887.10               16,523.36               15,829.38
February 1995          17,205.76               16,786.30               16,081.27
February 1996          19,107.08               18,397.65               17,624.95
February 1997          20,331.95               19,270.84               18,461.46
February 1998          22,192.00               20,694.00               19,824.00
--------------------------------------------------------------------------------

-- Lehman Brothers Municipal Bond Index - $22,192
-- Nuveen Massachusetts Municipal Bond Fund (NAV) - $20,694
-- Nuveen Massachusetts Municipal Bond Fund (Offer) - $19,824

Past results are not predictive of future performance.

              _____
              5

              Nuveen Massachusetts Insured Municipal Bond Fund
              Performance Overview
              As of February 28, 1998

-------------------------------------------
12-Month Dividends (Class A Shares)
-------------------------------------------

[BAR CHART APPEARS HERE]

March                                0.0435
April                                0.0435
May                                  0.0435
June                                 0.0435
July                                 0.0435
August                               0.0435
September                            0.0435
October                              0.0435
November                             0.0435
December                             0.0435
January                              0.0435
February                             0.0435
-------------------------------------------

-------------------------------------------
Top 5 Sectors
-------------------------------------------
U.S. Guaranteed                         25%
Tax Obligation (General)                22%
Education and Civic Organizations       18%
Health Care                             14%
Multifamily Housing                     14%
-------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 39.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
SHARE CLASS                               A          B         C         R
--------------------------------------------------------------------------------
Inception Date                         9/94       3/97      9/94     12/86
Net Asset Value                      $10.57     $10.57    $10.54   $ 10.57
Fund Net Assets ($000)                                             $67,344
Average Weighted Maturity (Years)                                    19.88
Average Weighted Duration (Years)                                     4.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
SHARE CLASS                           A(NAV) A(Offer)     B       C      R
--------------------------------------------------------------------------------
1-Year                                 7.04%    2.50%  6.25%   6.45%  7.23%
5-Year                                 5.38%    4.48%  4.64%   4.64%  5.64%
10-Year                                7.24%    6.77%  6.65%   6.46%  7.50%
Since Inception                        6.59%    6.19%  6.05%   5.81%  6.86%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                           A(NAV) A(Offer)     B       C      R
--------------------------------------------------------------------------------
Distribution Rate                      4.94%    4.73%  4.20%   4.38%  5.11%
SEC 30-Day Yield                       3.58%    3.43%  2.83%   3.03%  3.78%
Taxable Equivalent Yield/2/            5.90%    5.65%  4.66%   4.99%  6.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

[MOUNTAIN CHART APPEARS HERE]

                 Lehman Brothers               Nuveen MA               Nuveen MA
                  Municipal Bond          Municipal Bond          Municipal Bond
Date                       Index              Fund (NAV)            Fund (Offer)
--------------------------------------------------------------------------------
February 1988         $10,000.00              $10,000.00              $ 9,580.00
February 1989          10,620.34               10,559.20               10,115.71
February 1990          11,708.95               11,431.59               10,951.47
February 1991          12,788.46               12,420.39               11,898.73
February 1992          14,066.52               13,573.08               13,003.01
February 1993          16,002.67               15,473.43               14,823.54
February 1994          16,887.10               16,244.41               15,562.14
February 1995          17,205.76               16,481.70               15,789.47
February 1996          19,107.08               18,059.29               17,300.80
February 1997          20,331.95               18,785.35               17,996.37
February 1998          22,191.00               20,694.00               19,824.00
--------------------------------------------------------------------------------

-- Lehman Brothers Municipal Bond Index - $22,192
-- Nuveen Massachusetts Municipal Bond Fund (NAV) - $20,694
-- Nuveen Massachusetts Municipal Bond Fund (Offer) - $19,824

Past results are not predictive of future performance.

              -----

                              PORTFOLIO OF INVESTMENTS
                              FEBRUARY 28, 1998
                              MASSACHUSETTS

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 8.9%

                    Massachusetts Education Loan Authority, Education Loan Revenue
                    Bonds, Issue C, Series 1985A:
     $   145,000      7.875%, 6/01/03                                                         6/98 at 101 1/2      AAA    $  148,236
       1,080,000      7.875%, 6/01/03                                                             6/00 at 100      AAA     1,112,130

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/01 at 102      Aaa     1,089,640
                      Revenue Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102      AAA     1,093,670
                      Revenue Bonds, Suffolk University Issue, Series B, 6.350%, 7/01/22

         500,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        7/03 at 102      Aa2       494,435
                      (Whitehead Institute for Biomedical Research 1993
                      Issue), 5.125%, 7/01/26

       2,290,000    Massachusetts Industrial Finance Agency, Revenue and Refunding                7/05 at 102      AAA     2,559,877
                      Bonds, 1995 Series A (Lesley College Project), 6.300%, 7/01/25

       1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        3/06 at 102      Aaa     1,033,430
                      (College of the Holy Cross  1996 Issue), 5.500%, 3/01/20
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 13.0%

         500,000    Massachusetts Health and Educational Facilities Authority,                7/99 at 102 1/2      N/R       534,400
                      Revenue Bonds, Series 1989 (Cardinal Cushing General Hospital),
                      8.875%, 7/01/18

         495,000    Massachusetts Health and Educational Facilities Authority,                    7/98 at 101        A       506,425
                      Revenue Bonds, Brockton Hospital Issue, Series B, 8.000%, 7/01/07

         250,000    Massachusetts Health and Educational Facilities Authority,                    7/00 at 102      Aaa       270,845
                      Revenue Bonds, University Hospital Issue, Series C, 7.250%, 7/01/10

         750,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102      Aaa       826,755
                      Revenue Bonds, New England Medical Center Hospitals Issue,
                      Series F, 6.625%, 7/01/25

       1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/03 at 102      Aaa     1,037,330
                      Revenue Bonds, Lahey Clinic Medical Center Issue, Series B,
                      5.625%, 7/01/15

         700,000    Massachusetts Health and Educational Facilities Authority,                    7/04 at 102      AA+       755,573
                      Revenue Bonds (Daughters of Charity National Health System
                      The Carney Hospital), Series D, 6.100%, 7/01/14

                    Massachusetts Health and Educational Facilities Authority, Revenue Refunding
                    Bonds, Youville Hospital Issue (FHA Insured Project), Series B:
       2,500,000      6.000%, 2/15/25                                                             2/04 at 102       Aa     2,606,875
       2,000,000      6.000%, 2/15/34                                                             2/04 at 102       Aa     2,081,680

       2,000,000    Massachusetts Health and Educational Facilities Authority,                    5/08 at 102      Aaa     1,926,940
                      Catholic Health East, Revenue Bonds, Series 1998B, 5.000%, 11/15/28 (WI)

         435,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Sturdy                6/99 at 102        A       459,786
                      Memorial Hospital), Series 1989, 7.900%, 6/01/09
------------------------------------------------------------------------------------------------------------------------------------
                      HOUSING/MULTIFAMILY  14.7%

       3,700,000    Massachusetts Housing Finance Agency, Housing Project Revenue                 4/03 at 102       A1     3,914,526
                      Bonds, 6.375%, 4/01/21

       1,000,000    Massachusetts Housing Finance Agency, Residential Development                11/02 at 102      Aaa     1,058,210
                      Bonds, 6.250%, 11/15/14

____
7

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY - CONTINUED

    $1,000,000      Massachusetts Housing Finance Agency, Residential Development                 5/02 at 102      Aaa    $1,078,300
                      Bonds, 1992 Series D, 6.875%, 11/15/21

     1,000,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage                 7/07 at 101      Aaa     1,012,050
                      Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative
                      Minimum Tax)

     2,000,000      Massachusetts Industrial Finance Agency, Assisted Living                     12/07 at 102      AAA     2,047,560
                      Facility Revenue Bonds (Arbors at Living Amherst Project),
                      GNMA Collateralized Series 1997, 5.950%, 6/20/39 (Alternative
                      Minimum Tax)

     1,000,000      Massachusetts Industrial Finance Agency (FHAInsured Mortgage                  1/08 at 102      Aaa     1,048,370
                      Loan), Hudner Associates Projects, 5.650%, 1/01/23

       970,000      Boston-Mount Pleasant Housing Development Corporation,                        8/02 at 102      AAA     1,029,529
                      Multifamily Housing Refunding Revenue Bonds, Series 1992 A,
                      6.750%, 8/01/23

     1,250,000      Somerville Housing Authority, Mortgage Revenue Bonds, Series                  5/00 at 102      AAA     1,324,338
                    1990 (GNMA Collateralized - Clarendon Hill Towers Project),
                    7.950%, 11/20/30
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 2.1%

       500,000      Massachusetts Housing Finance Agency, Single Family Housing                   6/01 at 102       Aa       530,965
                      Revenue Bonds, Series 18, 7.350%, 12/01/16

     1,250,000      Massachusetts Housing Finance Agency, Single Family Housing                   6/98 at 102       Aa     1,286,575
                      Revenue Bonds, Series 8, 7.700%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    LONG TERM CARE - 6.6%

     3,285,000      Massachusetts Health and Educational Facilities Authority,                    2/07 at 102      Aa2     3,491,364
                      Revenue Refunding Bonds, Youville Hospital Issue (FHA Insured
                      Project), Series A, 6.250%, 2/15/41

       885,000      Massachusetts Health and Educational Facilities Authority,                    7/03 at 102      Aaa       940,994
                      Revenue Bonds,
                      Cable Housing and Health Services Issue, Series A, 5.625%, 7/01/13

     1,125,000      Massachusetts Industrial Financial Agency, Revenue Bonds,                     2/06 at 102      AAA     1,173,656
                      Heights Crossing
                      Limited Partnership Issue (FHA Insured Project), Series 1995,
                      6.000%, 2/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 12.7%

                    City of Attleboro, Massachusetts, General Obligation Bonds:
       450,000        6.250%, 1/15/10                                                             1/03 at 102       A3       484,808
       450,000        6.250%, 1/15/11                                                             1/03 at 102       A3       482,769

                    Town of Barnstable, Massachusetts, General Obligation Bonds:
       880,000        5.750%, 9/15/13                                                             9/04 at 102      Aa3       936,769
       490,000        5.750%, 9/15/14                                                             9/04 at 102      Aa3       519,846

                    Town of Deerfield, Massachusetts, General Obligation School
                      Bonds of 1992, School Project Loan, Act of 1948, Unlimited Tax:
       420,000        6.200%, 6/15/09                                                             6/02 at 102       A1       458,682
       415,000        6.250%, 6/15/10                                                             6/02 at 102       A1       452,487

       485,000      City of Holyoke, Massachusetts, General Obligation Bonds, 1991               No Opt. Call      Baa       514,629
                      Series A, 8.000%, 6/01/01

       500,000      City of Holyoke, Massachusetts, General Obligation School                     8/01 at 102      Baa       564,815
                      Project Loan, Act of 1948, 7.650%, 8/01/09

____
8

                         Portfolio of Investments
                         February 28, 1998
                         Massachusetts  continued

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - CONTINUED

   $   750,000      City of Holyoke, Massachusetts, General Obligation Refunding               11/02 at 102      Baa    $   832,350
                      Bonds, 7.000%, 11/01/08
       545,000      City of Lowell, Massachusetts, General Obligation Refunding                12/01 at 103     Baa1        609,577
                      Bonds,  8.300%, 2/15/05
       500,000      Town of Palmer, Massachusetts, General Obligation Refunding                10/03 at 102      Aaa        528,220
                      Bonds,  5.500%, 10/01/10
       425,000      South Essex Sewerage District, Massachusetts, General                      No Opt. Call     Baa1        480,458
                      Obligation Bonds,  9.000%, 12/01/00
                    City of Taunton, Massachusetts, General Obligation Bonds
                    (Electric Loan Act of 1969):
     1,465,000        8.000%, 2/01/02                                                          No Opt. Call       A3      1,662,028
     1,005,000        8.000%, 2/01/03                                                          No Opt. Call       A3      1,166,323
     1,000,000      City of Worcester, Massachusetts, General Obligation Bonds,                 8/02 at 102     BBB+      1,077,880
                      6.000%, 8/01/04
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED  1.3%

       930,000      Massachusetts Industrial Finance Agency, Library Revenue Bonds              1/05 at 102      Aaa      1,088,054
                      (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  38.8%

     1,000,000      Massachusetts Bay Transportation Authority, General                         3/01 at 102      Aaa      1,100,920
                      Transportation System Bonds, 1991 Series A, 7.000%,
                      3/01/11 (Pre-refunded to 3/01/01)
     1,300,000      Massachusetts Health and Educational Facilities Authority,                  7/00 at 102      AAA      1,441,492
                      Revenue Bonds, Emerson Hospital Issue, Series C, 8.000%,
                      7/01/18 (Pre-refunded to 7/01/00)
       250,000      Massachusetts Health and Educational Facilities Authority,                  7/98 at 102      Aaa        258,613
                      Revenue Bonds, Mount Auburn Hospital Issue, Series A, 7.875%,
                      7/01/18 (Pre-refunded to 7/01/98)
     1,180,000      Massachusetts Health and Educational Facilities Authority,              7/00 at 101 1/2   N/R***      1,304,632
                      Revenue Bonds, Suffolk University Issue, Series A, 8.125%,
                      7/01/20 (Pre-refunded to 7/01/00)
       500,000      Massachusetts Health and Educational Facilities Authority,                  7/98 at 102      Aaa        517,440
                      Revenue Bonds, NewtonWellesley Hospital Issue, Series C,
                      8.000%, 7/01/18 (Pre-refunded to 7/01/98)
       750,000      Massachusetts Health and Educational Facilities Authority,                  7/99 at 102    A+***        800,393
                      Revenue Bonds, Baystate Medical Center Issue, Series C, 7.500%,
                      7/01/20 (Pre-refunded to 7/01/99)
       500,000      Massachusetts Health and Educational Facilities Authority,                  9/02 at 102      Aaa        558,630
                      Revenue Refunding Bonds, Worcester Polytechnic Institute Issue,
                      Series E, 6.625%, 9/01/17 (Pre-refunded to 9/01/02)
     3,270,000      Massachusetts Health and Educational Facilities Authority,                  7/01 at 102     A***      3,648,437
                      Revenue Bonds, Charlton Memorial Hospital Issue, Series B, 7.250%,
                      7/01/13 (Pre-refunded to 7/01/01)
     3,000,000      Massachusetts Health and Educational Facilities Authority,                 No Opt. Call      AAA      3,019,680
                      Revenue Bonds, Malden Hospital Issue (FHA Insured Project),
                      Series A, 5.000%, 8/01/16
     2,750,000      Massachusetts Health and Educational Facilities Authority,                  4/02 at 102      AAA      3,077,525
                      Revenue Bonds, New England Deaconess Hospital Issue, Series D,
                      6.875%, 4/01/22 (Pre-refunded to 4/01/02)

____
9

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  CONTINUED

    $1,000,000      Massachusetts Health and Educational Facilities Authority,                  11/02 at 102       Aaa    $1,117,270

                      Revenue Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%,
                      11/15/18 (Pre-refunded to 11/15/02)
       250,000      Massachusetts Industrial Finance Agency, Revenue Bonds, College              1/02 at 102     A1***       274,445

                      of the  Holy Cross-1992 Issue). 6.450%, 1/01/12 (Pre-refunded to 1/01/02)
       500,000      Massachusetts Industrial Finance Agency, Revenue Bonds                      10/99 at 103       Aaa       545,210

                      (Springfield College Project  1989 Issue), 7.800%,
                      10/01/09 (Pre-refunded to 10/01/99)
     1,235,000      Massachusetts Industrial Finance Agency, Revenue Bonds,                      7/02 at 102       AAA     1,402,639

                      Merrimack College Issue, Series 1992, 7.125%,
                      7/01/12 (Pre-refunded to 7/01/02)
       635,000      Massachusetts Port Authority, Revenue Bonds, Series 1982,                   No Opt. Call       Aaa     1,094,137

                      13.000%, 7/01/13
       165,000      Massachusetts State General Obligation Bonds, Consolidated                   3/00 at 102       Aaa       178,728

                      Loan of 1990, Series A, 7.250%, 3/01/09 (Pre-refunded
                      to 3/01/00)
       250,000      Massachusetts Bay Transportation Authority,                                 12/06 at 100      A***       311,618

                      Certificates of Participation, Series 1988, 7.800%,
                      1/15/14 (Pre-refunded to 12/22/06)
       250,000      City of Boston, Massachusetts, General                                       2/99 at 102     A+***       264,095

                      Obligation Bonds, 1989 Series A, 7.700%, 2/01/09
                      (Pre-refunded to 2/01/99)
     1,000,000      City of Boston, Massachusetts, General                                       7/01 at 102       Aaa     1,101,910

                      Obligation Bonds, 1991 Series A, 6.750%, 7/01/11
                      (Pre-refunded to 7/01/01)
     1,500,000      City of Boston, Massachusetts, Revenue Bonds,                                8/00 at 102       Aaa     1,656,870

                      Boston City Hospital (FHA  Insured Mortgage),
                      Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)
       500,000      Boston Water and Sewer Commission, General Revenue                          11/01 at 102       Aaa       558,615

                      Bonds, 1991 Series A (Senior Series), 7.000%,
                      11/01/18 (Pre-refunded to 11/01/01)
       440,000      City of Haverhill, Massachusetts, General                                   10/01 at 102    BBB***       497,508

                      Obligation, Municipal Purpose Loan of 1991 Bonds,
                      7.500%, 10/15/11 (Pre-refunded to 10/15/01)
       250,000      City of Holyoke, Massachusetts, General                                      6/02 at 103       Aaa       295,764

                      Obligation Bonds, 8.150%, 6/15/06 (Pre-refunded to
                      6/15/02)
       445,000      City of Lowell, Massachusetts, General                                       1/01 at 102       Aaa       505,363

                      Obligation Qualified Bonds, 8.400%, 1/15/09
                      (Pre-refunded to 1/15/01)
     1,000,000      City of Lynn, Massachusetts, General Obligation Bonds,                       1/02 at 104       Aaa     1,167,260

                      7.850%, 1/15/11 (Pre-refunded to 1/15/02)
       500,000      Town of Monson, Massachusetts, General Obligation School                    10/00 at 102       Aaa       556,310

                      Project Loan Act of 1948 Bonds, 7.700%, 10/15/10
                      (Pre-refunded to 10/15/00)
       500,000      Town of Palmer,  Massachusetts, General Obligation School                   10/00 at 102       Aaa       555,670

                      Project Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10
                      (Pre-refunded to 10/01/00)
     1,130,000      Town of Peabody, Massachusetts, General Obligation Electric Bonds,           8/01 at 102       Aaa     1,253,892

                      6.950%, 8/01/09 (Pre-refunded to 8/01/01)
     2,250,000      Puerto Rico Electric Power Authority, Power Revenue                          7/01 at 102       Aaa     2,498,984

                      Bonds, Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
       250,000      Town of Sandwich, Massachusetts, Unlimited Tax, General Obligation      11/98 at 102 1/2       Aaa       262,017

                      Bonds, 7.100%, 11/01/07 (Pre-refunded to 11/01/98)
     1,000,000      City of Springfield, Massachusetts, General Obligation School                9/02 at 102    Baa***     1,135,730

                      Project Loan Act of 1948, Series B, 7.100%, 9/01/11
                      (Pre-refunded to 9/01/02)

____
10

                         PORTFOLIO OF INVESTMENTS
                         FEBRUARY 28, 1998
                         MASSACHUSETTS - CONTINUED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                   PROVISIONS*  RATINGS**      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES  1.3%

    $  1,000,000    Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103      N/R  $  1,128,520
                      Revenue Bonds (SEMASS Project), Series 1991A, 9.000%,
                      7/01/15
------------------------------------------------------------------------------------------------------------------------------------
    $ 77,870,000          Total Investments (cost $77,965,904)-99.4%                                                     84,424,476
------------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities  0.6%                                                                     487,079
------------------------------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                   $ 84,911,555
====================================================================================================================================

* Optional Call Provisions: (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: (not covered by the report of independent public accountants):
     Using the higher of Standard and Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a whenissued basis (note 1).

                                 See accompanying notes to financial statements.

____
11

          PORTFOLIO OF INVESTMENTS
          FEBRUARY 28, 1998
          MASSACHUSETTS INSURED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                  PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS  17.8%

  $    250,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/98 at 102        Aaa   $  260,363
                      Bonds, Northeastern University Issue, Series B, 7.600%, 10/01/10
     1,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/01 at 102        Aaa    1,089,640
                      Bonds, Boston College Issue, Series J, 6.625%, 7/01/21
     1,450,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/02 at 100        Aaa    1,542,394
                      Bonds, Boston University Issue, Series M, 6.000%, 10/01/22
     1,600,000      Massachusetts Health and Educational Facilities Authority, Revenue         10/02 at 102        Aaa    1,772,752
                      Bonds, Northeastern University Issue, Series E, 6.550%, 10/01/22
     1,850,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        AAA    2,023,290
                      Bonds, Suffolk University Issue, Series B, 6.350%, 7/01/22
     2,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    2,173,860
                      Bonds, Bentley College Issue, Series I, 6.125%, 7/01/17
       500,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis           10/99 at 102        Aaa      530,700
                      University Issue, 1989 Series C, 6.800%, 10/01/19
     1,000,000      Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,           7/01 at 102        Aaa    1,079,610
                      Mount Holyoke College Issue, Series 1992A, 6.300%, 7/01/13
       420,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Babson             10/05 at 102        Aaa      457,699
                      College Issue, Series 1995A, 5.800%, 10/01/10
     1,000,000      Massachusetts Industrial Finance Agency, Revenue Bonds (College             3/06 at 102        Aaa    1,033,430
                      of the Holy Cross1996 Issue), 5.500%, 3/01/20
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE  14.4%

       500,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/00 at 102        Aaa      541,455
                      Bonds, University Hospital Issue, Series C, 7.250%, 7/01/19
     1,500,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    1,653,510
                      Bonds, New England Medical Center Hospitals Issue, Series F,
                      6.625%, 7/01/25
     1,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/02 at 102        Aaa    1,097,450
                      Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22
     1,700,000      Massachusetts Health and Educational Facilities Authority, Revenue          7/03 at 102        Aaa    1,763,461
                      Bonds, Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15
     2,000,000      Massachusetts Health and Educational Facilities Authority, Revenue          5/08 at 102        Aaa    1,926,940
                       Bonds, Catholic Health East, Series 1998B, 5.000%, 11/15/28 (WI)
       200,000      Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard            10/98 at 102        Aaa      208,584
                       Community Health Plan, Inc., Issue 1988 Series B (Refunding Bonds),
                       7.750%, 10/01/08
     2,290,000      Puerto Rico Industrial, Tourist, Educational, Medical and Environmental     1/05 at 102        Aaa   2,540,228
                       Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                       Series A (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                       7/01/16
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY  14.4%

       330,000      Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989          12/99 at 103        Aaa     350,500
                       Series A, 7.600%, 12/01/16
     2,975,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue       1/05 at 102        Aaa   3,256,435
                       Bonds, 1995 Series A (FHA-Insured Mortgage Loans), 7.350%,
                       1/01/35 (Alternative Minimum Tax)

____
12

          PORTFOLIO OF INVESTMENTS
          FEBRUARY 28, 1998
          MASSACHUSETTS INSURED

     PRINCIPAL                                                                                 OPTIONAL CALL                 MARKET
        AMOUNT      DESCRIPTION                                                                  PROVISIONS*  RATINGS**       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/MULTIFAMILY CONTINUED

   $ 1,000,000      Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue        7/07 at 101        Aaa  $1,012,050
                      Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)
     4,290,000      Massachusetts Industrial Finance Agency, Assisted Living Facility           12/07 at 102        AAA   4,392,016
                      Bonds (Arbors at Living Amherst Project), GNMA Collateralized,
                      Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)
       640,000      Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),         1/08 at 102        Aaa     670,957
                      Hudner Associates Projects, 5.650%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY 1.2%

       500,000      Massachusetts Housing Finance Agency, Single Family Housing Revenue          6/01 at 102        Aa      530,965
                      Bonds, Series 18, 7.350%, 12/01/16
       250,000      Massachusetts Housing Finance Agency, Single Family Housing Revenue          6/98 at 102        Aa      257,315
                      Bonds, Series B, 7.700%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    OTHER REVENUE  0.4%

       250,000      Massachusetts Health & Educational Facilities Authority, Revenue             7/99 at 102        Aaa     265,025
                      Bonds, Capital Asset Program, 7.200%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL  22.6%

       250,000      Massachusetts Bay Transportation Authority, General Transportation           3/00 At 102        Aaa     270,288
                      System Revenue, 1990 Series A, 7.250%, 3/01/03
       250,000      Town of Groveland, Massachusetts, General Obligation Bonds,                  6/01 at 102        Aaa     274,938
                      6.900%, 6/15/07
     1,000,000      City of Haverhill, Massachusetts, General Obligation, Hospital               9/01 at 102        Aaa   1,089,520
                      Refunding Bonds, Series A, 6.700%, 9/01/10
       500,000      City of Lawrence, Massachusetts, General Obligation Bonds,                   No Opt. Call       Aaa     640,870
                      9.750%, 3/15/04
       2,625,000    City of Lowell, Massachusetts, General Obligation State                      11/03 at 102       Aaa   2,754,570
                      Qualified Bonds, 5.600%, 11/01/12

       1,025,000    City of Lynn, Massachusetts, General Obligation Bonds,                       No Opt. Call       Aaa   1,120,766
                      6.750%, 1/15/02

       1,000,000    Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102       Aaa   1,110,060
                       6.700%, 1/15/11

       250,000      Town of Methuen, Massachusetts, General Obligation Bonds,                     5/00 at 102       Aaa     272,473

                       7.400%, 5/15/04
       1,500,000    Town of Monson, Massachusetts, General Obligation, Unlimited Tax,             No Opt. Call      Aaa   1,636,440
                       School Refunding Bond, 5.500%, 10/15/10
       300,000      Town of North Andover, Massachusetts, General Obligation Bonds,                9/00 at 103      Aaa     331,536
                       7.400%, 9/15/10
       190,000      Town of Northfield, Massachusetts, General Obligation Bonds,                  10/01 at 102      Aaa     207,225
                       Municipal Purpose Loan of 1992, 6.350%, 10/15/09
       1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995,             7/05 at 101 1/2      Aaa   1,062,340
                       General Obligation Bonds, 5.750%, 7/01/24
       440,000      Quaboag Regional School District, General Obligation School Bonds              6/02 at 102      Aaa     481,382
                       of 1991, 6.250%, 6/15/08
                    City of Salem, Massachusetts, General Obligation Bonds:
       500,000        6.800%, 8/15/09                                                              8/01 at 102      Aaa     551,035
       900,000        6.000%, 7/15/10                                                              7/02 at 102      Aaa     973,161

       220,000      Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09              9/01 at 103      Aaa     244,578

____
13

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/GENERAL - CONTINUED
$   455,000          Town of Wareham, Massachusetts, General Obligation School Bonds,      1/01 at 103        Aaa    $  502,397
                       7.050%, 1/15/07
    215,000          Town of Whately, Massachusetts, General Obligation Bonds, 6.350%,     1/02 at 102        Aaa       234,971
                       1/15/09
  1,210,000          Town of Winchendon, Massachusetts, Unlimited Tax, General             3/03 at 102        Aaa     1,318,343
                       Obligation Bonds,  6.050%, 3/15/10
    160,000          City of Worcester, Massachusetts, General Obligation Bonds,           5/02 at 102        Aaa       179,890
                       6.900%, 5/15/07
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/LIMITED - 2.6%

  1,500,000          Massachusetts Industrial Finance Agency, Library Revenue Bonds        1/05 at 102        Aaa     1,754,925
                       (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-------------------------------------------------------------------------------------------------------------------------------
                     U.S. GUARANTEED - 25.0%

    250,000          Massachusetts Bay Transportation Authority, General                   3/99 at 102        Aaa      263,373
                       Transportation System, 1989 Series A, 7.100%, 3/01/13
                       (Pre-refunded to 3/01/99)
    250,000          Massachusetts Bay Transportation Authority, Certificates of           8/00 at 102        Aaa      276,150
                       Participation, 1990 Series A, 7.650%, 8/01/15
                       (Pre-refunded to 8/01/00)
    300,000          Massachusetts Health and Educational Facilities Authority,            7/98 at 102        Aaa      310,335
                       Revenue Bonds, Mount Auburn Hospital Issue, Series A,
                       7.875%, 7/01/18 (Pre-refunded to 7/01/98)
    800,000          Massachusetts Health and Educational Facilities Authority,           10/98 at 102       Aaa       834,640
                       Revenue Bonds, Berkshire Health Systems Issue, Series A,
                       7.600%, 10/01/14 (Pre-refunded to 10/01/98)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/98 at 102       Aaa       258,720
                       Revenue Bonds, Newton-Wellesley Hospital Issue, Series C,
                       8.000%, 7/01/18 (Pre-refunded to 7/01/98)
    500,000          Massachusetts Health and Educational Facilities Authority,            7/99 at 102     A+***       533,595
                       Revenue Bonds, Baystate Medical Center Issue, Series C,
                       7.500%, 7/01/20 (Pre-refunded to 7/01/99)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/00 at 102       Aaa       274,438
                       Revenue Bonds, South Shore Hospital Issue, Series C,
                       7.500%, 7/01/20 (Pre-refunded to 7/01/00)
    500,000          Massachusetts Health and Educational Facilities Authority,            7/00 at 102       Aaa       551,450
                       Revenue Bonds, Stonehill College Issue, Series D, 7.700%,
                       7/01/20 (Pre-refunded to 7/01/00)
    500,000          Massachusetts Health and Educational Facilities Authority,           10/01 at 102       Aaa       555,710
                       Revenue Bonds, Berklee College of Music Issue, Series C,
                       6.875%, 10/01/21 (Pre-refunded to 10/01/01)
  1,000,000          Massachusetts Health and Educational Facilities Authority,            7/01 at 102    AA-***     1,100,920
                       Revenue Bonds, Brigham and Woman's Hospital Issue, Series D,
                       6.750%, 7/01/24 (Pre-refunded to 7/01/01)
    250,000          Massachusetts Health and Educational Facilities Authority,            7/99 at 102       Aaa       266,253
                       Revenue Bonds, Beverly Hospital Issue, Series D, 7.300%,
                       7/01/19 (Pre-refunded to 7/01/99)
    250,000          Massachusetts Industrial Finance Agency, Revenue Bonds,               9/99 at 102       Aaa       267,505
                       Milton Academy Issue, Series A, 7.250%, 9/01/19
                       (Pre-refunded to 9/01/99)
    375,000          Massachusetts Industrial Finance Agency, Revenue Bonds,              11/99 at 102       Aaa       403,268
                       Museum of Science Issue, Series 1989, 7.300%, 11/01/09
                       (Pre-refunded to 11/01/99)
  1,000,000          Massachusetts Port Authority, Revenue Bonds, Series 1982,            No Opt. Call       Aaa     1,723,050
                       13.000%, 7/01/13

   ____
   14

                             PORTFOLIO OF INVESTMENTS
                             FEBRUARY 28, 1998
                             MASSACHUSETTS INSURED- CONTINUED

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     TAX OBLIGATION/GENERAL - CONTINUED
   $250,000          Massachusetts State General Obligation Bonds, Consolidated           3/00 at 102         Aaa    $  270,800
                       Loan of 1990, Series A, 7.250%, 3/01/09
                       (Pre-refunded to 3/01/00)
    340,000          Massachusetts State General Obligation Bonds, Consolidated           6/02 at 100         Aaa       365,204
                       Loan, Series 1992-A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)
                     The Commonwealth of Massachusetts, General Obligation Bonds,
                     Consolidated Loan of 1992, Series A:
     25,000            6.500%, 6/01/08 (Pre-refunded to 6/01/02)                          6/02 at 101         Aaa        27,548
    860,000            6.000%, 6/01/13 (Pre-refunded to 6/01/02)                          6/02 at 100         Aaa       923,752
  1,000,000          City of Boston, Massachusetts, General Obligation Bonds, 1991        7/01 at 102         Aaa     1,101,910
                       Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)
    500,000          City of Boston, Massachusetts, Revenue Bonds, Boston City            8/00 at 102         Aaa       552,290
                       Hospital (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                       (Pre-refunded to 8/15/00)
    500,000          City of Fall River, Massachusetts, General Obligation Bonds,         6/01 at 102         Aaa       556,475
                       7.200%, 6/01/10 (Pre-refunded to 6/01/01)
    250,000          City of Holyoke, Massachusetts, General Obligation Bonds,            6/02 at 103         Aaa       295,765
                       8.150%, 6/15/06 (Pre-refunded to 6/15/02)
    450,000          City of Leominster, Massachusetts, General Obligation Bonds,         4/00 at 102         Aaa       490,698
                       7.500%, 4/01/09 (Pre-refunded to 4/01/00)
    250,000          Lynn, Massachusetts, Water and Sewer Commission, General            12/00 at 102         Aaa       275,883
                       Revenue Bonds, 1990 Series A, 7.250%, 12/01/10
                       (Pre-refunded to 12/01/00)
    500,000          Town of Monson, Massachusetts, General Obligation School            10/00 at 102         Aaa       556,310
                       Project Loan Act of 1948, 7.700%, 10/15/10
                       (Pre-refunded to 10/15/00)
                     North Middlesex Regional School District, School Bonds of 1990:
    270,000            7.200%, 6/15/08 (Pre-refunded to 6/15/00)                          6/00 at 103         Aaa       297,157
    245,000            7.200%, 6/15/09 (Pre-refunded to 6/15/00)                          6/00 at 103         Aaa       269,642
    270,000          Town of Palmer, Massachusetts, General Obligation School             3/00 at 102         Aaa       292,722
                       Bonds of 1990, Series A, School Project Loan of 1948,
                       7.300%, 3/01/10 (Pre-refunded to 3/01/00)
    250,000          Town of Palmer, Massachusetts, General Obligation, School           10/00 at 102         Aaa       277,834
                       Project Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10
                       (Pre-refunded to 10/01/00)
    250,000          Town of Sandwich, Massachusetts, Unlimited Tax, General         11/98 at 102 1/2         Aaa       262,017
                       Obligation Bonds, 7.100%, 11/01/07 (Pre-refunded to 11/01/98)
    515,000          Southern Berkshire Regional School District, General                 4/02 at 102         Aaa       589,521
                       Obligation School Bonds, Unlimited Tax, 7.500%, 4/15/07
                       (Pre-refunded to 4/15/02)
  1,145,000          Southern Berkshire Regional School District, Massachusetts,          4/02 at 102         Aaa     1,294,124
                       General Obligation School Bonds, 7.000%, 4/15/11
                       (Pre-refunded to 4/15/02)
    250,000          City of Springfield, Massachusetts, Municipal Purpose Loan of       11/98 at 103         Aaa       263,072
                       1988, General Obligation Bonds, 7.000%, 11/01/07
                       (Pre-refunded to 11/01/98)
    250,000          City of Westfield, Massachusetts, General Obligation Bonds,         12/00 at 102         Aaa       275,600
                       7.100%, 12/15/08 (Pre-refunded to 12/15/00)
-------------------------------------------------------------------------------------------------------------------------------
                     UTILITIES - 2.0%

  1,300,000          Massachusetts Municipal Wholesale Electric Company, Power            7/03 at 102         Aaa     1,315,846
                       Supply System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10

   ____
   15

  PRINCIPAL                                                                                OPTIONAL CALL                 MARKET
     AMOUNT          DESCRIPTION                                                             PROVISIONS*   RATINGS**      VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     WATER AND SEWER - 0.8%
   $500,000          Boston Water and Sewer Commission (A Public Instrumentality          11/98 at 100     Aaa         $511,610
                       of The Commonwealth of Massachusetts), General Revenue Bonds,
                       1988 Series A (Subordinated Series), 7.250%, 11/01/06
-------------------------------------------------------------------------------------------------------------------------------
$62,630,000          Total Investments - (cost $63,015,300) - 101.2%                                                 68,127,524
-------------------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - (1.2)%                                                           (783,392)
                     ----------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                             $ 67,344,132
                     ----------------------------------------------------------------------------------------------------------

                     All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

                     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA-rated securities.

                     (WI) Security purchased on a when-issued basis (note 1).

                                  See accompanying notes to financial statements

____
16

STATEMENT OF NET ASSETS

FEBRUARY 28, 1998

                                                                                        MASSACHUSETTS
                                                                    MASSACHUSETTS             INSURED
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)         $84,424,476         $68,127,524
Cash                                                                      106,537             208,466
Receivables:
Interest                                                                1,098,983           1,074,693
Investments sold                                                        1,555,181                  --
Shares sold                                                                57,861              96,580
Other assets                                                               33,566                 588
-----------------------------------------------------------------------------------------------------
     Total assets                                                      87,276,604          69,507,851
-----------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
Investments purchased                                                   1,931,031           1,931,031
Shares redeemed                                                           111,172               3,244
Accrued expenses:
Management fees (note 6)                                                   29,145              28,437
12b-1 distribution and service fees (notes 1 and 6)                         2,692               2,569
Other                                                                      30,397               6,594
Dividends payable                                                         260,612             191,844
-----------------------------------------------------------------------------------------------------
     Total liabilities                                                  2,365,049           2,163,719
-----------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $84,911,555         $67,344,132
=====================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                            $ 9,290,858         $ 8,679,023
Shares outstanding                                                        921,927             821,402
Net asset value and redemption price per share                        $     10.08         $     10.57
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)                      $     10.52         $     11.03
=====================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                            $   762,991         $   665,551
Shares outstanding                                                         75,571              62,960
Net asset value, offering and redemption price per share              $     10.10         $     10.57
=====================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                            $ 1,924,122         $ 1,292,953
Shares outstanding                                                        192,048             122,691
Net asset value, offering and redemption price per share              $     10.02         $     10.54
=====================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                            $72,933,584         $56,706,605
Shares outstanding                                                      7,258,217           5,364,494
Net asset value, offering and redemption price per share              $     10.05         $     10.57
=====================================================================================================

____
17                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 1998

                                                                                       MASSACHUSETTS
                                                                    MASSACHUSETTS            INSURED
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                   $5,102,872          $3,943,786
----------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                 452,951             360,589
12b-1 service fees  Class A (notes 1 and 6)                               16,106              15,789
12b-1 distribution and service fees  Class B (notes 1 and 6)               2,710               1,965
12b-1 distribution and service fees  Class C (notes 1 and 6)              10,459               7,520
Shareholders' servicing agent fees and expenses                           83,386              64,770
Custodian's fees and expenses                                             53,917              52,463
Trustees' fees and expenses (note 6)                                       2,208               1,889
Professional fees                                                         18,303              15,329
Shareholders' reports  printing and mailing expenses                      38,180              35,883
Federal and state registration fees                                        1,925               6,544
Portfolio insurance expense                                                   --               4,091
Other expenses                                                             5,771               4,797
----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              685,916             571,629
 Expense reimbursement (note 6)                                          (38,925)                 --
----------------------------------------------------------------------------------------------------
Net expenses                                                             646,991             571,629
----------------------------------------------------------------------------------------------------
Net investment income                                                  4,455,881           3,372,157
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)           270,739             221,510
Net change in unrealized appreciation or depreciation
 of investments                                                        1,315,343             960,239
----------------------------------------------------------------------------------------------------
Net gain from investments                                              1,586,082           1,181,749
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            $6,041,963          $4,553,906
====================================================================================================

____
18                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                             MASSACHUSETTS                    MASSACHUSETTS INSURED
                                                    ------------------------------------------------------------------
                                                     YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                        2/28/98            2/28/97           2/28/98           2/28/97
----------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 4,455,881       $  4,406,388       $ 3,372,157       $ 3,389,195
Net realized gain (loss) from investment
 transactions (notes 1 and 4)                           270,739           (167,777)          221,510            60,733
Net change in unrealized appreciation
 or depreciation of investments                       1,315,343           (361,379)          960,239          (798,332)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            6,041,963          3,877,232         4,553,906         2,651,596
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
 Class A                                               (420,405)          (288,715)         (394,204)         (315,950)
 Class B                                                (12,202)                              (7,953)               --
 Class C                                                (65,022)           (34,686)          (44,444)          (36,606)
 Class R                                             (3,950,179)        (4,012,721)       (2,925,848)       (3,022,773)
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                     (4,447,808)        (4,336,122)       (3,372,449)       (3,375,329)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                      8,022,615          8,611,315         4,862,078         5,375,981
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                 3,144,288          3,046,553         2,388,253         2,394,008
----------------------------------------------------------------------------------------------------------------------
                                                     11,166,903         11,657,868         7,250,331         7,769,989
----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                              (8,874,610)       (11,875,027)       (6,580,186)       (7,653,434)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)in net assets
 from Fund share transactions                         2,292,293           (217,159)          670,145           116,555
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                 3,886,448           (676,049)        1,851,602          (607,178)
----------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                  81,025,107         81,701,156        65,492,530        66,099,708
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                       $84,911,555       $ 81,025,107       $67,344,132       $65,492,530
======================================================================================================================
Balance of undistributed net investment
 income at end of year                              $    81,323       $     73,250       $    15,079       $    15,371
======================================================================================================================

____
19                               See accompanying notes to financial statements.

              NOTES TO FINANCIAL STATEMENTS
              FEBRUARY 28, 1998


              1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Massachusetts and Massachusetts Insured were renamed and reorganized into the Trust. Prior to the reorganization, Massachusetts (formerly Nuveen Massachusetts Tax-Free Value
Fund) was a series of the Nuveen Tax-Free Bond Fund, Inc., and Massachusetts Insured (formerly Nuveen Massachusetts Insured Tax-Free Value Fund) was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,931,031 and $1,931,031, respectively.

              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

                   ______

              FEBRUARY 28, 1998


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

              Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                   _____

                       2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                                          MASSACHUSETTS
                                                                     ------------------------------------------------------------
                                                                          YEAR ENDED 2/28/98          YEAR ENDED 2/28/97
                                                                     ------------------------------------------------------------
                                                                            SHARES        AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   292,755   $ 2,911,172      323,756   $  3,174,573
 Class B                                                                    75,039       748,530           --             --
 Class C                                                                   104,408     1,031,535       32,272        315,377
 Class R                                                                   336,646     3,331,378      525,051      5,121,365

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                    26,383       262,341       17,984        176,955
 Class B                                                                       533         5,354           --             --
 Class C                                                                     3,865        38,216        2,778         27,179
 Class R                                                                   286,472     2,838,377      289,935      2,842,419
---------------------------------------------------------------------------------------------------------------------------------
                                                                         1,126,101    11,166,903    1,191,776     11,657,868
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

 Class A                                                                  (125,362)   (1,245,649)     (45,026)      (439,590)
 Class B                                                                        (1)          (10)          --             --
 Class C                                                                    (9,048)      (89,159)      (6,752)       (65,787)
 Class R                                                                  (760,819)   (7,539,792)  (1,162,473)   (11,369,650)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          (895,230)   (8,874,610)  (1,214,251)   (11,875,027)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    230,871   $ 2,292,293      (22,475)  $   (217,159)
=================================================================================================================================

                                                                                          MASSACHUSETTS INSURED
                                                                     ------------------------------------------------------------
                                                                          YEAR ENDED 2/28/98          YEAR ENDED 2/28/97
                                                                     ------------------------------------------------------------
                                                                            SHARES        AMOUNT       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   173,848   $ 1,817,609      288,422   $  2,958,175
 Class B                                                                    62,675       658,125           --             --
 Class C                                                                    37,089       389,926       26,046        266,579
 Class R                                                                   192,043     1,996,418      209,279      2,151,227

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                    23,296       242,741       17,939        185,295
 Class B                                                                       285         2,989           --             --
 Class C                                                                     3,712        38,566        3,250         33,462
 Class R                                                                   201,982     2,103,957      210,641      2,175,251
---------------------------------------------------------------------------------------------------------------------------------
                                                                           694,930     7,250,331      755,577      7,769,989
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                   (94,300)     (984,085)     (91,941)      (944,427)
 Class B                                                                        --            --           --             --
 Class C                                                                   (10,565)     (109,299)      (4,296)       (43,930)
 Class R                                                                  (526,802)   (5,486,802)    (646,782)    (6,665,077)
---------------------------------------------------------------------------------------------------------------------------------
                                                                          (631,667)   (6,580,186)    (743,019)    (7,653,434)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                63,263   $   670,145       12,558   $    116,555
=================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and four months of Nuveen Flagship New Jersey Intermediate (note 1).

                   _____

              FEBRUARY 28, 1998


              3. DISTRIBUTIONS TO SHAREHOLDERS

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Dividend per share:
                 Class A                                                $.0435                    $.0435
                 Class B                                                 .0375                     .0370
                 Class C                                                 .0390                     .0385
                 Class R                                                 .0450                     .0450
              ------------------------------------------------------------------------------------------

              4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Purchases:
                 Investments in municipal securities               $16,821,625               $17,284,532
                 Temporary municipal investments                     4,300,000                 4,300,000

              Sales:
                 Investments in municipal securities                13,839,602                14,905,039
                 Temporary municipal investments                     4,300,000                 4,300,000
              ------------------------------------------------------------------------------------------

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                   MASSACHUSETTS
              ------------------------------------
              Expiration year:
                 2003                   $ 22,054
                 2004                    507,247
                 2005                    156,261
              ------------------------------------
              Total                     $685,562
              ------------------------------------

              5. UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                                                 MASSACHUSETTS     MASSACHUSETTS INSURED
              ------------------------------------------------------------------------------------------
              Gross unrealized:
                 appreciation                                       $6,461,576                $5,115,204
                 depreciation                                           (3,004)                   (2,980)
              ------------------------------------------------------------------------------------------
              Net unrealized appreciation                           $6,458,572                $5,112,224
              ------------------------------------------------------------------------------------------

                   _____

              6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              AVERAGE DAILY NET ASSET VALUE                       MANAGEMENT FEE
              ------------------------------------------------------------------
              For the first $125 million                             .5500 of 1%
              For the next $125 million                              .5375 of 1
              For the next $250 million                              .5250 of 1
              For the next $500 million                              .5125 of 1
              For the next $1 billion                                .5000 of 1
              For net assets over $2 billion                         .4750 of 1
              ------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Massachusetts and .975 of 1% of the average daily net asset value of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $103,400 and $56,200 for Massachusetts and Massachusetts Insured, respectively, of which approximately $90,200 and $48,800, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $38,900 and $29,300, in commission advances at the time of purchase for Massachusetts and Massachusetts Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $7,600 and $3,300 in such 12b-1 fees for Massachusetts and Massachusetts Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $7,900 of CDSC on share redemptions for Massachusetts during the fiscal year ended February 28, 1998.


              7. COMPOSITION OF NET ASSETS

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   MASSACHUSETTS   MASSACHUSETTS INSURED
              ----------------------------------------------------------------------------------------------------------
              Capital paid-in                                                        $79,057,222             $62,211,985
              Balance of undistributed net investment income                              81,323                  15,079
              Accumulated net realized gain (loss) from investment transactions         (685,562)                  4,844
              Net unrealized appreciation of investments                               6,458,572               5,112,224
              ----------------------------------------------------------------------------------------------------------
              Net assets                                                             $84,911,555             $67,344,132
              ----------------------------------------------------------------------------------------------------------

                   _____

              FINANCIAL HIGHLIGHTS

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                          ---------------------        ------------------

                                                               NET
MASSACHUSETTS                       NET               REALIZED AND      DIVIDENDS                           NET        TOTAL
                                  ASSET                 UNREALIZED      FROM TAX-                         ASSET       RETURN
                                  VALUE          NET   GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS        VALUE       ON NET
YEAR ENDED                    BEGINNING   INVESTMENT          FROM     INVESTMENT     FROM CAPITAL       END OF        ASSET
FEBRUARY 28/29,               OF PERIOD   INCOME (A)   INVESTMENTS         INCOME            GAINS       PERIOD     VALUE (B)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 1998                             $9.89         $.52         $ .19          $(.52)           $  --       $10.08         7.38%
 1997                              9.94          .53          (.07)          (.51)              --         9.89         4.73
 1996                              9.56          .51           .39           (.52)              --         9.94         9.62
 1995 (c)                          9.54          .25           .03           (.26)              --         9.56         3.05
CLASS B (3/97)
 1998 (c)                          9.88          .45           .22           (.45)              --        10.10         6.93
CLASS C (10/94)
 1998                              9.83          .47           .19           (.47)              --        10.02         6.85
 1997                              9.89          .45          (.08)          (.43)              --         9.83         3.90
 1996                              9.51          .44           .39           (.45)              --         9.89         8.87
 1995 (c)                          9.28          .19           .25           (.21)              --         9.51         4.86
CLASS R (12/86)
 1998                              9.86          .54           .19           (.54)              --        10.05         7.60
 1997                              9.91          .54          (.06)          (.53)              --         9.86         4.99
 1996                              9.54          .54           .38           (.55)              --         9.91         9.80
 1995                              9.94          .54          (.40)          (.54)              --         9.54         1.64
 1994                              9.91          .54           .04           (.54)            (.01)        9.94         5.96
 1993                              9.21          .56           .70           (.56)              --         9.91        14.21
 1992 (d)                          9.13          .15           .07           (.14)              --         9.21         2.44
 1991 (e)                          8.76          .58           .37           (.58)              --         9.13        11.19
 1990 (e)                          8.90          .59          (.15)          (.58)              --         8.76         5.21
 1989 (e)                          8.60          .59           .30           (.59)              --         8.90        10.62
=============================================================================================================================

              *    Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c)   From commencement of class operations as noted.

             (d)   For the three months ended February 29.

             (e)   For the fiscal year ended November 30.

_____
25

                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
                                                                                        RATIO
                                                RATIO                                  OF NET
                         RATIO OF              OF NET            RATIO OF          INVESTMENT
                         EXPENSES          INVESTMENT            EXPENSES           INCOME TO
                       TO AVERAGE           INCOME TO          TO AVERAGE             AVERAGE
    NET ASSETS         NET ASSETS             AVERAGE          NET ASSETS          NET ASSETS      PORTFOLIO
 END OF PERIOD             BEFORE              BEFORE               AFTER               AFTER       TURNOVER
(IN THOUSANDS)      REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT           RATE
------------------------------------------------------------------------------------------------------------

       $ 9,291               1.00%               5.20%                .95%               5.25%            17%
         7,200               1.01                5.22                 .99                5.24             10
         4,290               1.17                5.04                1.00                5.21              6
         1,067               1.87*               4.88*               1.00*               5.75*            17

           763               1.77*               4.41*               1.70*               4.48*            17

         1,924               1.55                4.64                1.50                4.69             17
           913               1.74                4.50                1.73                4.51             10
           638               2.24                3.96                1.75                4.45              6
           147               3.40*               3.46*               1.75*               5.11*            17

        72,934                .80                5.40                 .75                5.45             17
        72,912                .77                5.46                 .75                5.48             10
        76,773                .82                5.42                 .75                5.49              6
        71,568                .77                5.75                 .75                5.77             17
        71,942                .81                5.32                 .75                5.38              3
        53,231                .87                5.79                 .75                5.91              5
        34,470                .71*               6.31*                .71*               6.31*             5
        31,150                .77                6.37                 .75                6.39             19
        20,829                .85                6.58                 .75                6.68             23
        15,513               1.09                6.30                 .75                6.64             31
============================================================================================================

____
26

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                    OPERATING PERFORMANCE        LESS DISTRIBUTIONS
                                          ---------------------        ------------------

                                                               NET
MASSACHUSETTS                       NET               REALIZED AND      DIVIDENDS                           NET        TOTAL
                                  ASSET                 UNREALIZED      FROM TAX-                         ASSET       RETURN
                                  VALUE          NET   GAIN (LOSS)     EXEMPT NET    DISTRIBUTIONS        VALUE       ON NET
YEAR ENDED                    BEGINNING   INVESTMENT          FROM     INVESTMENT     FROM CAPITAL       END OF        ASSET
FEBRUARY 28/29,               OF PERIOD   INCOME (A)   INVESTMENTS         INCOME            GAINS       PERIOD     VALUE (B)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)
 1998                            $10.38         $.52        $ .19          $(.52)             $ --       $10.57         7.04%
 1997                             10.49          .53         (.12)          (.52)               --        10.38         4.02
 1996                             10.06          .51          .44           (.52)               --        10.49         9.59
 1995 (c)                         10.03          .25          .04           (.26)               --        10.06         2.99
CLASS B (3/97)
 1998 (c)                         10.36          .44          .21           (.44)               --        10.57         6.45
CLASS C (9/94)
 1998                             10.35          .46          .19           (.46)               --        10.54         6.45
 1997                             10.47          .45         (.13)          (.44)               --        10.35         3.17
 1996                             10.04          .43          .44           (.44)               --        10.47         8.80
 1995 (c)                          9.91          .20          .14           (.21)               --        10.04         3.52
CLASS R (12/86)
 1998                             10.38          .54          .19           (.54)               --        10.57         7.23
 1997                             10.50          .54         (.12)          (.54)               --        10.38         4.16
 1996                             10.06          .54          .44           (.54)               --        10.50         9.99
 1995                             10.45          .55         (.39)          (.55)               --        10.06         1.77
 1994                             10.44          .54           --           (.53)               --        10.45         5.22
 1993                              9.65          .55          .79           (.55)               --        10.44        14.28
 1992                              9.36          .57          .30           (.58)               --         9.65         9.57
 1991                              9.14          .57          .22           (.57)               --         9.36         8.95
 1990                              8.96          .57          .18           (.57)               --         9.14         8.52
 1989                              9.03          .58         (.07)          (.58)               --         8.96         5.84
=============================================================================================================================

              *    Annualized.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c)   From commencement of class operations as noted.

____
27

                                        RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
                                                                                        RATIO
                                                RATIO                                  OF NET
                         RATIO OF              OF NET            RATIO OF          INVESTMENT
                         EXPENSES          INVESTMENT            EXPENSES           INCOME TO
                       TO AVERAGE           INCOME TO          TO AVERAGE             AVERAGE
    NET ASSETS         NET ASSETS             AVERAGE          NET ASSETS          NET ASSETS      PORTFOLIO
 END OF PERIOD             BEFORE              BEFORE               AFTER               AFTER       TURNOVER
(IN THOUSANDS)      REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT           RATE
------------------------------------------------------------------------------------------------------------
       $ 8,679               1.03%               4.98%               1.03%               4.98%            23%
         7,459               1.04                5.02                1.04                5.02             10
         5,291               1.09                4.92                1.07                4.94              1
         1,956               1.36*               5.13*               1.15*               5.34*            10

           666               1.80*               4.20*               1.80*               4.20*            23

         1,293               1.58                4.43                1.58                4.43             23
           957               1.78                4.29                1.78                4.29             10
           706               1.81                4.20                1.81                4.20              1
           338               2.07*               4.41*               1.90*               4.58*            10

        56,707                .83                5.18                 .83                5.18             23
        57,076                .80                5.26                 .80                5.26             10
        60,102                .81                5.21                 .81                5.21              1
        57,137                .79                5.54                 .79                5.54             10
        58,255                .84                5.09                 .84                5.09              3
        47,098                .86                5.47                 .86                5.47              2
        28,189                .72                5.93                 .72                5.93              5
        15,625                .85                6.19                 .85                6.19              6
         8,649               1.20                5.94                 .97                6.17             15
         5,404               1.87                5.54                 .97                6.44             41
============================================================================================================

____
28

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:

We have audited the accompanying statement of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Massachusetts and Massachusetts Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of

February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

____
29

NUVEEN FAMILY
of Mutual Funds Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

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Stock Fund

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BUILDING BETTER PORTFOLIOS WITH NUVEEN

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

MUTUAL FUNDS

Nuveen Mutual Funds offer investors access to the Nuveen family of premier
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PRIVATE ASSET MANAGEMENT

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive,
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UNIT TRUSTS

Nuveen Unit Trusts are fixed portfolios of quality securities that are a
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provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset
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Nuveen Exchange-Traded Funds offer investors actively managed portfolios of
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MUNIPREFERRED*

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

____
30

                       SERVING INVESTORS FOR GENERATIONS



[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]

John Nuveen, Sr.


Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards. Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
OUR SECOND CENTURY     1898/1998
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN
MUNICIPAL
BOND FUNDS

FEBRUARY 28, 1998

Annual Report


DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.


[PHOTO APPEARS HERE]


NEW JERSEY


NEW JERSEY

INTERMEDIATE

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

Over the past 12 months, the Nuveen Flagship New Jersey Municipal Bond Funds performed well, rewarding investors with attractive tax-free income and strong total returns. For the fiscal year ended February 28, 1998, the New Jersey long-term fund's Class A shares posted a total return on net asset value of 9.06%, outpacing its Lipper peer group average of 8.41%. The New Jersey intermediate-term fund also performed well, generating a total return on net asset value for Class A shares of 7.00%, surpassing its Lipper peer group average of 6.75%.

Although the funds experienced modest dividend reductions during the period, they continue to provide competitive after-tax yields. As of February 28, 1998, the long-term fund's Class A shares were generating a yield on net asset value of 4.89%, which is equivalent to an after-tax yield of 7.57% for investors in the 35.4% combined federal and state income tax bracket. Class A shares of the intermediate-term fund were providing a yield on net asset value of 3.96%, equaling an after-tax yield of 6.13% for investors in the 35.4% combined federal and state tax bracket.

THE YEAR IN REVIEW

Over the past year, the bond market enjoyed a period of solid performance, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate increase in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond

_____
1

"With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security."

yields, combined with municipals' comparatively low volatility and dependable tax-free income, continue to make these investments an attractive opportunity.

MEETING INVESTOR NEEDS

The generally stable income stream and attractive returns detailed on the following pages demonstrate that the Nuveen Flagship New Jersey Municipal Bond Funds have continued to successfully pursue their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that enable them to strike the proper balance between risk and reward in their portfolios. With their focus on consistent, above-market performance and moderated risk, Nuveen funds can be ideal for investors who want to build and sustain long-term financial security.

BUILDING BETTER PORTFOLIOS

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. This includes the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 15, 1998

_____
2

Nuveen Flagship New Jersey Municipal Bond Funds
Portfolio Manager Roundtable

Rick Huber and Steve Peterson, portfolio managers of the New Jersey Municipal Bond Funds, review the past year in the New Jersey municipal market and talk about fund performance and opportunities to find value.

CAN YOU DESCRIBE THE MUNICIPAL MARKET OVER THE PAST YEAR AND HOW THE FUNDS PERFORMED IN THIS ENVIRONMENT?

Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally in 1997 the third largest volume ever. Although municipal supply was relatively heavy on a national level, demand continued to outstrip the limited supply of New Jersey municipal bonds. With the high state tax and great deal of investor interest given the high levels of per capita wealth in the state, New Jersey municipal bonds are commanding relatively high prices and supply continues to be limited.

This strong market contributed to the solid total return performance of the funds, as many of the bonds in the portfolios appreciated in value. The annual total return on net asset value for Class A shares of the New Jersey long-term fund was 9.06%, which is equivalent to an after-tax total return of 12.10% for investors in the 35.4% combined federal and state income tax bracket. The intermediate-term fund generated an attractive total return of 7.00%, which is equivalent to an after-tax total return of 9.74% for investors in the same tax bracket.

Both funds were well-ranked by Lipper Analytical Services based on their strong total returns. The long-term fund was ranked in the top quartile of long-term New Jersey municipal bond funds for the one-year period (13th out of 57 funds). The intermediate-term fund was ranked in the top third (25 out of 79 funds) of its peer group, the Lipper Other State Intermediate Municipal Bond Fund category, for the one-year period, and was ranked number one out of 30 funds for the five-year period.

The funds also provided very competitive yields. The intermediate fund in particular provided a very attractive yield given its shorter-term structure. With a yield on net asset value of 3.96% for Class A shares (as of February 28, 1998), it provides income that is quite competitive with longer-term funds but carries lower risk. Given its shorter average maturity and duration (compared with long-term funds), the intermediate fund should be less susceptible to interest rate fluctuations.

HOW HAS NEW JERSEY'S ECONOMY PERFORMED DURING THE PAST 12 MONTHS?

New Jersey's high credit ratings for general obligation debt recognize the state's diverse economic base and strong financial management. With corporate restructurings and downsizings slowing, unemployment figures appear to have stabilized.

_____
3

"One of our main goals during the year was to improve the call protection of the funds, which was a very successful strategy."

Stronger-than-anticipated corporate business and personal income tax receipts have enabled reserves to build. This larger financial cushion should help ease the state's burden in funding the $250 million court-mandated increase in education spending. In addition, the state has set aside funds with the purpose of keeping solid waste authorities from defaulting on debt service payments, although the money has not yet been allocated.

A final decision on deregulation of electric utilities in the state is expected later this year. A phase-in of competition in this arena could begin as early as October 1998. In the wake of health care deregulation, a number of health care providers have begun the process of mergers and affiliations that has been common in other parts of the country.

HOW DID YOU ADD VALUE IN THE CURRENT MARKET?

One of our main goals during the year was to improve the call protection of the funds, which was a very successful strategy. Only about 10 percent of the long-term fund's bonds are callable by their issuers in the next three years, which should help limit the future income volatility of the fund and ensure a more stable dividend. With most of the bonds in the intermediate-term fund in the 5-15 year maturity range, none are callable in the next three years, helping ensure a stable dividend.

Another key strategy over the past year was to increase the yield of the funds. We have been able to accomplish this through bond "swaps" selling a bond and purchasing a very similar bond with a higher yield. Nuveen's renowned research department helps us find higher-yielding bonds that we feel are undervalued by the market and that have the potential for price appreciation.

WHAT ARE YOUR KEY STRATEGIES FOR THE FUTURE?

A significant amount of the new bond issuance over the past year was in the health care sector, which explains both funds' relatively heavy weightings in that area. We plan to diversify into other sectors in the coming year, with a particular eye toward general obligation and housing bonds. Both of those sectors presently offer attractive quality bonds at favorable yields, and as the state's economy continues to improve, we foresee the potential for price appreciation of the bonds in those areas.

In addition, we will continue to look for bonds that we feel have the potential to be pre-refunded by their issuers. In an advance refunding, a bond issue is essentially repaid early and becomes secured by U. S. government or agency securities until it can be called by the issuer. When bonds in the funds are pre-refunded and become backed by Treasury bonds, the credit quality and stability of the funds can improve significantly.

_____
4

Nuveen Flagship New Jersey Municipal Bond Fund
PERFORMANCE OVERVIEW
As of February 28, 1998

12-Month Dividends (Class A Shares)

[BAR CHART APPEARS HERE]


--------------------------
March               0.0465
--------------------------
April               0.0465
--------------------------
May                 0.0465
--------------------------
June                0.0465
--------------------------
July                0.0465
--------------------------
August              0.0465
--------------------------
September           0.0465
--------------------------
October             0.0465
--------------------------
November            0.0465
--------------------------
December            0.0465
--------------------------
January              0.045
--------------------------
February             0.045
--------------------------


Top 5 Sectors

Tax Obligation (General)       13%
----------------------------------
U.S. Guaranteed                13%
----------------------------------
Health Care                    11%
----------------------------------
Utilities                      10%
----------------------------------
Transportation                 10%
----------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics


Share Class                           A           B           C          R
--------------------------------------------------------------------------------
Inception Date                     9/94        2/97        9/94       12/91
--------------------------------------------------------------------------------
Net Asset Value                  $10.61      $10.61      $10.59      $ 10.62
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                               $89,314
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                      16.92
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                       5.79
--------------------------------------------------------------------------------

Annualized Total Return/1/


Share Class                      A(NAV)  A(OFFER)      B         C     R
--------------------------------------------------------------------------------
1-Year                            9.06%    4.47%   8.25%     8.40%  9.29%
--------------------------------------------------------------------------------
5-Year                            6.23%    5.32%   5.50%     5.50%  6.50%
--------------------------------------------------------------------------------
Since Inception                   7.28%    6.51%   6.54%     6.53%  7.55%
--------------------------------------------------------------------------------

Tax-Free Yields


Share Class                      A(NAV)  A(OFFER)      B        C       R
--------------------------------------------------------------------------------
Distribution Rate                 5.09%     4.87%  4.35%    4.59%    5.31%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  4.89%     4.68%  4.14%    4.34%    5.09%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/2/       7.57%     7.24%  6.41%    6.72%    7.88%
--------------------------------------------------------------------------------

Index Comparison/3/
[LINE GRAPH APPEARS HERE]

                                        Nuveen Flagship            Nuveen Flagship
              Lehman Brothers         New Jersey Municipal        New Jersey Municipal
           Municipal Bond Index         Bond Fund (NAV)            Bond Fund (Offer)

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Feb-92            10,000.00               10,000.00                    9,580.00
Feb-93            11,376.42               11,268.46                   10,794.18
Feb-94            12,005.17               12,035.80                   11,527.92
Feb-95            12,231.71               12,198.08                   11,680.36
Feb-96            13,583.37               13,332.41                   12,764.55
Feb-97            14,454.15               13,979.26                   13,385.30
Feb-98            15,776.00               15,245.00                   14,602.00
----------------------------------------------------------------------------------------

   . Lehman Brothers Municipal Bond Index - $15,776
   . Nuveen Flagship New Jersey Municipal Bond Fund (NAV) - $15,245
   . Nuveen Flagship New Jersey Municipal Bond Fund (Offer) - $14,602

Past results are not predictive of future performance.

               ____
               5

Nuveen Flagship New Jersey Intermediate Municipal Bond Fund
PERFORMANCE OVERVIEW
As of February 28, 1998
12-Month Dividends (Class A Shares)
[BAR CHART APPEARS HERE]

March         .0421
April         .0421
May           .0421
June          .0420
July          .0420
August        .0420
September     .0420
October       .0420
November      .0420
December      .0415
January       .0415
February      .0415

Top 5 Sectors

Tax Obligation (Limited)                   24%
----------------------------------------------
Health Care                                21%
----------------------------------------------
Tax Obligation (General)                   18%
----------------------------------------------
Industrial Development                     14%
----------------------------------------------
Education and Civic Organizations           7%
----------------------------------------------

PORTFOLIO STATISTICS

SHARES CLASS                                         A         B          C
-----------------------------------------------------------------------------
Inception Date                                    9/92      3/97       3/97
-----------------------------------------------------------------------------
Net Asset Value                                 $10.50    $10.52      $10.51
-----------------------------------------------------------------------------
Fund Net Assets ($000)                                                $10,548
-----------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        7.38
-----------------------------------------------------------------------------
Average Weighted Duration (Years)                                        5.12
-----------------------------------------------------------------------------

Annualized Total Return/1/


SHARE CLASS                                  A(NAV)  A(OFFER)        C        R
--------------------------------------------------------------------------------
1-Year                                        7.00%     3.78%    6.63%    7.34%
--------------------------------------------------------------------------------
5-Year                                        5.53%     4.89%    5.17%    5.60%
--------------------------------------------------------------------------------
Since Inception                               6.58%     5.99%    6.21%    6.65%
--------------------------------------------------------------------------------

Tax-Free Yields


SHARE CLASS                                 A(NAV)  A(OFFER)       C        R
--------------------------------------------------------------------------------
Distribution Rate                            4.74%     4.60%    4.22%    4.97%
--------------------------------------------------------------------------------
SEC 30-Day Yield                             3.96%     3.84%    3.39%    4.17%
--------------------------------------------------------------------------------
Taxable Equivalent Yield2                    6.13%     5.94%    5.25%    6.46%
--------------------------------------------------------------------------------

Index Companion /3/

[LINE GRAPH APPEARS HERE]

Date          Lehman Brothers          Lehman Brothers            Nuveen Flagship                   Nuveen Flagship
              7 Year Municipal         10 Year Municipal          New Jersey Intermediate           New Jersey Intermediate
              Bond Index               Bond Index                 Municipal Bond Fund (NAV)         Municipal Bond Fund (OFFER)
-------------------------------------------------------------------------------------------------------------------------------
2/92          $10,082.00               $10,083.40                 $10,000.00                        $ 9,700.00
-------------------------------------------------------------------------------------------------------------------------------
2/93          $10,714.75               $10,836.75                 $10,416.65                        $10,488.75
-------------------------------------------------------------------------------------------------------------------------------
2/94          $11,188.92               $11,414,98                 $11,738.19                        $11,383.40
-------------------------------------------------------------------------------------------------------------------------------
2/95          $11,462.34               $11,647.34                 $11,385.60                        $11,300.24
-------------------------------------------------------------------------------------------------------------------------------
2/96          $12,637.16               $13,012.67                 $12,811.57                        $12,426.54
-------------------------------------------------------------------------------------------------------------------------------
2/97          $13,295.84               $13,575.88                 $13,230.11                        $12,832.16
-------------------------------------------------------------------------------------------------------------------------------
2/98          $14,287.00               $14,934.00                 $14,157.00                        $13,732.00
-------------------------------------------------------------------------------------------------------------------------------

    Lehman Brothers 7-Year Municipal Bond Index - $14,287
    Lehman Brothers 10-Year Municipal Bond Index - $14,934
    Nuveen Flagship New Jersey Intermediate Municap Bond Fund (NAV) - $14,157 Nuveen Flagship New Jersey Intermediate Municap Bond Fund (OFFER) - $13,732

Past results are not predictive of future performance.

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared against the Lehman 10-Year Municipal Bond Index. Beginning this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintain a weighted average portfolio maturity of 5-10 years. The Lehman Municipal Bond Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

____
6

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP MULTISTATE TRUST II:


We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New Jersey and New Jersey Intermediate Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the periods indicated thereon, except for the financial statements and financial highlights for the Nuveen Flagship New Jersey Intermediate Bond Fund for the years ended May 31, 1996 and prior which were audited by other auditors whose report dated July 3, 1996, expressed an unqualified opinion on those financial statements and financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the respective funds constituting the Nuveen Flagship Multistate Trust II as of February 28, 1998, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998

____
7

                PORTFOLIO OF INVESTMENTS
                FEBRUARY 28, 1998
                NUVEEN FLAGSHIP NEW JERSEY

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
      AMOUNT     DESCRIPTION                                                                  PROVISIONS*     RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS - 7.4%

 $ 5,955,000     New Jersey Economic Development Authority, Economic                        No Opt. Call          N/R     $6,428,661
                 Development Bonds (Bridgewater Resources Inc. Project).
                 1994 Series A, 8.375%, 11/01/04 (Alternative Minimum Tax)

     180,000     New Jersey Economic Development Authority, Economic Growth             12/02 at 101 1/2          Aa3        195,242
                   Bonds, Composite Issue, 1992 Second Series A3, 6.550%, 12/01/07
                   (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 3.9%

   1,000,000     New Jersey Development Authority, Economic Development Bonds,              No Opt. Call          N/R      1,261,130
                   (Yeshiva K'Tana of Passaic1992 Project), 8.000%, 9/15/18

     925,000     New Jersey Educational Facilities Authority, Trenton State                  7/98 at 100           A+        927,054
                   College Issue, Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

     835,000     New Jersey Educational Facilities Authority, Princeton University           7/04 at 100          Aaa        903,203
                   Revenue Bonds, 1994 Series A, 5.875%, 7/01/11

     410,000     New Jersey Educational Facilities Authority, Revenue Refunding Bonds,       7/03 at 102          Baa        411,726
                   (Monmouth College), Series 1993-A, 5.625%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
                 FOREST AND PAPER PRODUCTS - 0.3%

     250,000     New Jersey Economic Development Authority, Solid Waste Dispsosal            4/02 at 102          Aa2        276,658
                   Facility Revenue Bonds (Garden State Paper Company, Inc. Project),
                   Series 1992, 7.125%, 4/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 10.9%

     945,000     New Jersey Health Care Facilities Financing Authority (Intercare            7/98 at 102           A+        975,060
                   Health Systems Inc.- JFK Medical Center), Series 1988,
                   7.625%, 7/01/18

     935,000     New Jersey Economic Development Authority, Economic Growth                 12/03 at 102          Aa3        981,918
                   Lease Revenue Bonds, Remarketed 1992 Second Series B,
                   5.300%, 12/01/07 (Alternative Minimum Tax)

     300,000     New Jersey Economic Development Authority, Revenue Bonds                    7/04 at 102          Aaa        330,570
                   (RWJ Health Care Corp. at Hamilton, Obligated Group
                   Project), Series 1994, 6.250%, 7/01/14

     700,000     New Jersey Health Care Facilities Financing Authority, Revenue Bonds,      7/00 at 102          Aaa        753,361
                   Community Medical Center/Kensington Manor Care Center Issue, Series
                   E, 7.000%, 7/01/20

     400,000     New Jersey Health Care Facilities Financing Authority, Refunding            7/02 at 102           A-        443,508
                   Revenue Bonds, Atlantic City Medical Center Issue, Series C,
                   6.800%, 7/01/05

     700,000     New Jersey Health Care Facilities Financing Authority,                      7/02 at 102          Ba1        752,612
                   Revenue Bonds, Palisades Medical Center, Obligated Group
                   Issue, Series 1992, 7.500%, 7/01/06

     250,000     New Jersey Health Care Facilities Financing Authority,                      7/04 at 102          Aaa        275,475
                   Revenue Bonds, Monmouth Medical Center Issue, Series C,
                   6.250%, 7/01/16

     200,000     New Jersey Health Care Facilities Financing Authority,                      7/04 at 102          Aaa        215,140
                   Revenue Bonds, Newark Beth Israel Medical Center Issue,
                   Series 1994, 6.000%, 7/01/16

     250,000     New Jersey Health Care Facilities Financing Authority,                      8/04 at 102          AAA        276,213
                   Refunding Revenue Bonds, Irvington General Hospital
                   Issue (FHA Insured Mortgage), Series 1994, 6.375%, 8/01/15

   1,200,000     New Jersey Health Care Facilities Financing Authority,                      7/07 at 102          AAA      1,202,964
                   Revenue and Refunding Bonds, Holy Name Hospital Issue,
                   Series 1997, 5.250%, 7/01/20

          ______
          8

                PORTFOLIO OF INVESTMENTS
                FEBRUARY 28, 1998
                NUVEEN FLAGSHIP NEW JERSEY -- CONTINUED

    PRINCIPAL                                                                                   OPTIONAL CALL                 MARKET
       AMOUNT     DESCRIPTION                                                                      PROVISIONS*  RATINGS*       VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - CONTINUED

  $ 1,000,000     New Jersey Health Care Facilities Financing Authority, Revenue                  7/07 at 102       Aaa   $  974,400
                    and Refunding Bonds, AHS Hospital Corporation Issue, Series
                    1997 A Bonds, 5.000%, 7/01/27

      175,000     New Jersey Health Care Facilities Financing Authority, Bayonne                  7/04 at 102       Aaa      193,855
                    Hospital Obligated Revenue Bonds, Series 1994, 6.250%, 7/01/12

    1,000,000     Camden County Improvement Authority, Health System Revenue                      5/08 at 102       Aaa      969,410
                    Bonds (Catholic Health East), Series 1998-A, 5.000%,
                    11/15/28 (WI)

    1,000,000     Puerto Rico Industrial,Tourist, Educational, Medical and Environmental          1/05 at 102       Aaa    1,109,270
                    Control Facilities Financing Authority, Hospital Revenue Bonds,
                    1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                    6.250%, 7/01/16

      250,000     Pollution Control Financing Authority of Union County (New Jersey),            No Opt. Call        A3      278,355
                    Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                    Issue, Series 1994, 5.800%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 9.0%

    1,750,000     New Jersey Housing Finance Agency, Special Pledge Revenue                      11/98 at 102        A1    1,794,013
                    Obligations, 1975 Series One, 9.000%, 11/01/18

    1,500,000     New Jersey Housing Mortgage Finance Agency, Multi-Family                        5/06 at 102       Aaa    1,608,675
                    Housing Revenue Bonds, 1996 Series A, 6.200%, 11/01/18
                    (Alternative Minimum Tax)

    2,000,000     New Jersey Housing and Mortgage Finance Agency, Multi-Family                    5/05 at 102       Aaa    2,127,440
                    Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

      700,000     New Jersey Housing and Mortgage Finance Agency, Housing Revenue                 5/02 at 102        A+      756,147
                    Bonds, 1992 Series A, 6.950%, 11/01/13

      500,000     New Jersey Housing and Mortgage Finance Agency, Housing Revenue                11/02 at 102        A+      540,460
                    Refunding Bonds, 1992 Series One, 6.600%, 11/01/14

      235,000     Hoboken Housing Finance Corporation, Multifamily Mortgage Revenue Bonds        No Opt. Call       AA+      241,004
                    (Project Uplift-FHA Section 8), 1995-A Refunding, 6.250%, 2/01/24

      400,000     The Hudson County Improvement Authority, Multifamily Housing Revenue            6/04 at 100       AAA      429,060
                    Bonds, Series 1992 A (Conduit Financing - Observer Park Project),
                    6.900%, 6/01/22 (Alternative Minimum Tax)

      500,000     North Bergen Housing Development Corporation (North Bergen, New                 9/09 at 100       N/R      513,105
                    Jersey), Mortgage Revenue Bonds,Series 1978 (FHA Insured
                    Mortgage Loan - Section 8 Assisted Project), 7.400%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 6.9%

                  New Jersey Housing and Mortgage Financing Agency, Home Buyer Revenue
                  Bonds, 1994 Series K:
      250,000       6.300%, 10/01/16 (Alternative Minimum Tax)                                    7/04 at 102       Aaa      264,933

      400,000       6.375%, 10/01/26 (Alternative Minimum Tax)                                    7/04 at 102       Aaa      423,408

    4,000,000     New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/07 at 101 1/2       Aaa    4,182,960
                    Revenue Bonds, 1997 Series U, 5.700%, 10/01/14 (Alternative
                    Minimum Tax)

    1,175,000     Virgin Islands Housing Finance Authority,Single Family Mortgage                 3/05 at 102       AAA    1,250,893
                    Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                    1995 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL/OTHER - 2.1%

    1,135,000     New Jersey Economic Development Authority, Economic Growth Bond,               12/03 at 102       Aa3    1,195,745
                    Composite Issue  1992 Second Series H, 5.300%, 12/01/07
                    (Alternative Minimum Tax)

      625,000     New Jersey Economic Development Authority, Insured Revenue Bonds                5/05 at 102       Aaa      685,725
                    (Educational Testing Service Issue), Series 1995B, 6.125%,
                    5/15/15

          ______

     PRINCIPAL                                                                          OPTIONAL CALL                        MARKET
        AMOUNT      DESCRIPTION                                                            PROVISIONS*  RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL -- 12.8%

 $   1,000,000      State of New Jersey, General Obligation Bonds,Series D,               No Opt. Call        Aa1     $   1,109,040
                      5.800%, 2/15/07
       200,000      The City of Atlantic, In the County of Atlantic, New Jersey,          No Opt. Call         A-           212,662
                      General Obligation General Improvement Bonds, Series 1994,
                      5.650%, 8/15/04
       100,000      County of Atlantic, New Jersey, General Improvement Bonds,             1/04 at 101        Aaa           109,097
                      6.000%, 1/01/07
       250,000      City of East Orange, In the County of Essex, New Jersey,              No Opt. Call        Aaa           320,218
                      Fiscal Year Adjustment Bonds (Qualified Under the Municipal
                      Qualified Bond Act P.L. 1976, c. 38, as Amended), 8.400%,
                      8/01/06
       500,000      The Board of Education of The Township of Hillsborough, in the        No Opt. Call         AA           561,445
                      County of  Somerset, State of New Jersey, General Obligation
                      School Purpose Bonds, Series 1992, 5.875%, 8/01/11
     2,645,000      Middletown Township Board of Education, General Obligation             8/07 at 100        Aaa         2,794,469
                      Bonds, Series 1997, School Board Reserve Act, 5.800%,
                      8/01/21
        50,000      The Monmouth County Improvement Authority (Monmouth County,            7/02 at 102        AA+            55,415
                      New Jersey), Revenue Bonds, Series 1992 (Howell Township
                      Board of Education Project), 6.450%, 7/01/08
       165,000      Parsippany-Troy Hills Township, General Obligation, Capital           No Opt. Call         Aa           111,066
                      Appreciation Bonds, Series 1992, 0.000%, 4/01/07
     2,000,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1995      7/05 at 101 1/2        Aaa         2,124,680
                      (General Obligation Bonds), 5.750%, 7/01/24
       550,000      Commonwealth of Puerto Rico, Public Improvement Bonds of 1996      7/06 at 101 1/2          A           559,999
                      (General Obligation Bonds), 5.400%, 7/01/25
     2,000,000      Commonwealth of Puerto Rico, Public Improvement Refunding          7/07 at 101 1/2        Aaa         2,055,480
                      Bonds of 1997 (General Obligation Bonds), 5.375%, 7/01/21
     1,100,000      Sparta Township School District, General Obligation Bonds              9/06 at 100        Aaa         1,166,330
                      (Unlimited Tax), 5.800%, 9/01/18
       250,000      The City of Union, In the County of Hudson, State of New              No Opt. Call        Aaa           292,908
                      Jersey, General Obligation School Purpose Bonds, Series
                      1992, 6.375%, 11/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED --  9.4%

       300,000      New Jersey Economic Development Authority, State Contract              9/02 at 102        Aaa           324,771

                      Economic Recovery Bonds, Series 1992-A, 6.000%, 3/15/21
       650,000      New Jersey Economic Development Authority, Market Transition           7/04 at 102        Aaa           705,413
                      Facility Senior Lien Revenue Bonds, Series 1994A,
                      5.875%, 7/01/11
       250,000      New Jersey Sports and Exposition Authority, Convention Center          7/02 at 102        Aaa           273,480
                      Luxury Tax Bonds, 1992 Series A, 6.250%, 7/01/20
       150,000      The County of Bergen Utility Authority, Water Pollution               12/02 at 102        Aaa           163,388
                      Control System Revenue Bonds, Series 1992-B, 6.000%,
                      12/15/13
       250,000      The Camden County Municipal Utilities Authority (Camden                7/06 at 102        Aaa           250,263
                      County, New Jersey), County Agreement Sewer Revenue Refunding
                      Bonds, 1996 Series, 5.125%, 7/15/17
                    The Essex County Improvement Authority (Essex County, NewJersey),
                    City of Newark General Obligation Lease Revenue Bonds, Series 1994:
       300,000        6.350%, 4/01/07                                                      4/04 at 102       Baa1           325,476
       450,000        6.600%, 4/01/14                                                      4/04 at 102       Baa1           491,324
       500,000      The Essex County Improvement Authority (Essex County, New             12/02 at 102       Baa1           537,960
                      Jersey), County Guaranteed Pooled Revenue Bonds, Series 1992A,
                      6.500%, 12/01/12
     1,460,000      The Board of Education of the Borough of Little Ferry, Bergen         No Opt. Call        N/R         1,540,052
                      County, New Jersey, Certificates of Participation, 6.300%,
                    1/15/08

____
10

               PORTFOLIO OF INVESTMENTS
               FEBRUARY 28, 1998
               NUVEEN FLAGSHIP NEW JERSEY -- CONTINUED

     PRINCIPAL                                                                          OPTIONAL CALL                        MARKET
        AMOUNT      DESCRIPTION                                                            PROVISIONS*  RATINGS**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED -- CONTINUED

 $   1,000,000      The State of New Jersey, as Lessee, and The Mercer County             No Opt. Call         Aa    $    1,001,320
                      Improvement Authority, as Lessor, Relating to the Richard
                      J. Hughes Justice Complex, 6.050%, 1/01/13
     2,350,000      The Ocean County Utilities Authority (New Jersey), Wastewater          5/98 at 100        Aaa         2,349,812
                      Revenue Bonds, Refunding Series 1987, 5.000%, 1/01/14
       170,000      Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds,         7/06 at 101 1/2          A           167,278
                      Series 1995, Guaranteed by the Commonwealth of Puerto Rico,
                      5.000%, 7/01/15
       225,000      Puerto Rico Commonwealth Highway Authority, Highway Revenue            7/00 at 100          A           233,530
                      Bonds, Series 1990-Q, 6.000%, 7/01/20 Transportation  9.4%
-----------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 9.4%

     1,750,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series         No Opt. Call       Baa1         2,013,743
                      1991 C,  6.500%, 1/01/08
     1,415,000      The Delaware River and Bay Authority, Revenue Bonds, Series            1/04 at 102        Aaa         1,389,502
                      1993, 5.000%, 1/01/17
       100,000      Parking Authority of the City of Hoboken, County of Hudson,            3/02 at 102       Baa1           107,140
                      New Jersey, Parking General Revenue Refunding Bonds,
                      Series 1992A, 6.625%, 3/01/09
       125,000      The Port Authority of New York and New Jersey, Consolidated           10/04 at 101        Aaa           138,125
                      Bonds, Ninety-Sixth Series, 6.600%, 10/01/23 (Alternative
                      Minimum Tax)
       200,000      The Port Authority of New York and New Jersey, Consolidated            6/05 at 101        AA-           210,960
                      Bonds, One Hundredth Series, 5.750%, 12/15/20
       200,000      The Port Authority of New York and New Jersey, Consolidated            7/04 at 101        AA-           215,222
                      Bonds, Ninety-Fifth Series, 5.875%, 7/15/09 (Alternative
                      Minimum Tax)
     4,100,000      The Port Authority of New York and New Jersey Special Project         12/07 at 100        Aaa         4,318,694
                      Bonds, Series 6, JFKInternational Air Terminal LLC Project,
                      5.750%, 12/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED  12.7%

       200,000      New Jersey Economic Development Authority, Lease Rental                3/02 at 102        Aaa           223,438
                      Bonds, 1992 Series (Liberty State Park Project), 6.800%,
                      3/15/22 (Pre-refunded to 3/15/02)
     1,780,000      New Jersey Health Care Facilities Financing Authority,                No Opt. Call        Aaa         2,144,740
                      Revenue Bonds, Hackensack Hospital Issue, Series A,
                      8.750%, 7/01/09
     2,065,000      New Jersey Health Care Facilities Financing Authority,                 7/01 at 102      A1***         2,371,714
                      Revenue Bonds, Series 1990-E (Kennedy Memorial Hospital),
                      8.375%, 7/01/10 (Pre-refunded to 7/01/01)
     3,000,000      New Jersey Health Care Facilities Financing Authority,                 7/99 at 102      A-***         3,201,570
                      Revenue Bonds, Newton Memorial Hospital Issue, Series A,
                      7.500%, 7/01/19 (Pre-refunded to 7/01/99)
        25,000      New Jersey Health Care Facilities Financing Authority,                 7/04 at 102        Aaa            28,099
                      Bayonne Hospital Obligated Group, Revenue Bonds, Series 1994,
                      6.250%, 7/01/12 (Pre-refunded to 7/01/04)
       290,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984           No Opt. Call        AAA           340,559
                      Series, 10.375%, 1/01/03
       100,000      The Essex County Improvement Authority (Essex County, New             12/04 at 102        Aaa           116,947
                      Jersey), General Obligation Lease Revenue Bonds, Series 1994
                      (County Jail and Youth House Projects), 6.900%, 12/01/14
                      (Pre-refunded to 12/01/04)
       300,000      The Township of North Bergen (Hudson County, New Jersey),              8/02 at 102        Aaa           334,311
                      Fiscal Year Adjustment General Obligation Bonds, Series 1992,
                      6.500%, 8/15/12 (Pre-refunded to 8/15/02)
        60,000      Puerto Rico Highway and Transportation Authority, Highway          7/02 at 101 1/2        AAA            66,889
                      Revenue Bonds (Series T), 6.625%, 7/01/18 (Pre-refunded
                      to 7/01/02)
     1,875,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/01 at 102        Aaa         2,082,488
                      Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

____
11

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - CONTINUED

   $   100,000      University of Medicine and Dentistry of New Jersey, Series E,          12/01 at 102        AA-***    $ 110,162
                      6.500%, 12/01/18 (Pre-refunded to 12/01/01)
       300,000      The Wanaque Borough Sewerage Authority (Passaic County, New            12/02 at 102       Baa1***      341,574
                      Jersey), Sewer Revenue Bonds (Series 1992), 7.000%, 12/01/21
                      (Pre-refunded to 12/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 9.9%

     1,000,000      Pollution Control Financing Authority of Camden County                 No Opt. Call            B2    1,006,340
                      (Camden County, New Jersey), Solid Waste Disposal and
                      Resource Recovery System Revenue Bonds, Series 1991 C,
                      7.125%, 12/01/01 (Alternative Minimum Tax)
     2,645,000      Pollution Control Financing Authority of Camden County                 12/01 at 102            B2    2,690,626
                      (Camden County, New Jersey), Solid Waste Disposal and
                      Resource Recovery System Revenue Bonds, Series 1991 D,
                      7.250%, 12/01/10
       790,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,             No Opt. Call          Baa1      936,924
                      Series P, 7.000%, 7/01/07
       200,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/02 at 101 1/2          Baa1      215,390
                      Series R, 6.250%, 7/01/17
                    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                      Series T:
     2,000,000        5.500%, 7/01/20                                                       7/04 at 100          Baa1    2,035,160
       250,000        6.375%, 7/01/24                                                       7/04 at 102          Baa1      277,904
     1,500,000      Puerto Rico Electric Power Authority, Power Revenue Refunding           7/05 at 100          Baa1    1,493,894
                      Bonds, Series Z, 5.250%, 7/01/21
       195,000      The Union County Utilities Authority (New Jersey), Solid                6/02 at 102            BB      195,980
                      Waste System Revenue Bonds, 1991 Series A, 7.100%, 6/15/06
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 1.2%

       100,000      New Jersey Economic Development Authority, Water Facilities             6/03 at 102           Aaa      102,150
                      Revenue Refunding Bonds (New Jersey American Water Company
                      Inc.Project), Series 1993, 5.500%, 6/01/23 (Alternative
                      Minimum Tax)
       150,000      New Jersey Economic Development Authority, Water Facilities             3/04 at 102           Aaa      160,454
                      Revenue Refunding Bonds (Hackensack Water Company Project
                      -1994 Series B), 5.900%, 3/01/24 (Alternative Minimum Tax)
       200,000      New Jersey Wastewater Treatment Trust, Wastewater Treatment             4/04 at 102            Aa      223,243
                      Bonds, Series 1994A, 6.500%, 4/01/14
       250,000      The Hoboken-Union City-Weehawken Sewerage Authority (New                8/02 at 102           Aaa      273,310
                      Jersey), Sewer Revenue Bonds (Refunding Series 1992),
                      6.200%, 8/01/19
       200,000      North Jersey District Water Supply Commission of the State of           7/03 at 102           Aaa      216,653
                      New Jersey, Wanaque South Project, Revenue Refunding Bonds,
                      Series 1993, 6.000%, 7/01/21
        75,000      The Wanaque Valley Regional Sewerage Authority (Passaic                 9/03 at 102           Baa       78,226
                      County, New Jersey), Sewer Revenue Bonds (1993 Series A),
                      6.125%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
   $80,435,000      Total Investments  (cost $80,464,531)  95.9%                                                        85,648,360
------------------------------------------------------------------------------------------------------------------------------------


____
12

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY - CONTINUED

     PRINCIPAL                                                                                                     MARKET
        AMOUNT      DESCRIPTION                                                              RATINGS**              VALUE
-------------------------------------------------------------------------------------------------------------------------
                    TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 3.5%

   $   800,000       New Jersey Economic Development Authority, Industrial Development,            A-1       $    800,000
                       Variable Rate Demand Bonds, 3.300%, 4/01/19+
       800,000       Port Authority of New York and New Jersey, Versatile Structure             VMIG-1            800,000
                       Obligations, Series 6, 3.550%, 12/01/17+ (Alternative
                       Minimum Tax)
     1,500,000       Union County Industrial Pollution Control Financing Authority,               A-1+          1,500,000
                       Pollution Control Revenue Refunding, Exxon Project,
                       Series 1989, Variable Rate Demand Bonds, 3.200%, 10/01/24+
-------------------------------------------------------------------------------------------------------------------------
   $ 3,100,000       Total Temporary Investments - 3.5%                                                         3,100,000
-------------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 0.6%                                                         565,431
                     ----------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                       $ 89,313,791
                     ====================================================================================================

                    * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                         Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R- Investment is not rated.

                    (WI) Security purchased on a when-issued basis (see note 1).

                    + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

____
13                               See accompanying notes to financial statements.

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER CYCLICAL - 2.0%

   $   200,000      New Jersey Economic Development Authority, Economic Development        No Opt. Call          Aa3    $  211,144
                       Refunding Bonds (Burlington Coat Factory Warehouse of New
                       Jersey, Inc. - 1995 Project), 5.400%, 9/01/03
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 6.5%

       140,000      New Jersey Educational Facilities Authority, Seton Hall University      7/01 at 102           A-       150,731
                       Project Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02
       330,000      New Jersey Higher Educational Facilities Authority, Higher             No Opt. Call         BBB+       339,210
                       Educational Facilities Revenue Bonds, Saint Peter's College
                       Issue 1992 Series B, 6.000%, 7/01/99
       100,000      New Jersey Educational Facilities Authority, Stevens Institute of       7/02 at 102           A-       109,720
                       Technology Issue Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
        85,000      Higher Education Assistance Authority (State of New Jersey),            7/02 at 102           A+        89,236
                       Student Loan Revenue Bonds, 1992, Series A, Loan Program, 6.000%,
                       1/01/06
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE - 20.2%

       200,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/04 at 102          AAA       218,540
                       Bonds, Newark Beth Israel Medical Center Issue, Series 1994,
                       5.800%, 7/01/07
       100,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/02 at 102          AAA       108,660
                       Bonds, West Jersey Health System, Series 1992, 6.000%, 7/01/07
       250,000      New Jersey Health Care Facilities Financing Authority, Revenue         No Opt. Call          AAA       266,370
                       Bonds, Monmouth Medical Center Issue, Series C, 5.700%, 7/01/02
       250,000      New Jersey Health Care Facilities Financing Authority, Revenue          7/04 at 102          AAA       275,443
                       Bonds, Dover General Hospital and Medical Center Issue, Series
                       1994, 5.900%, 7/01/05
                    New Jersey Health Care Facilities Financing Authority, Revenue and
                    Refunding Bonds, Capital Health System Obligated Group, Series 1997:
       500,000         4.600%, 7/01/03                                                     No Opt. Call            A-      503,385
       485,000         5.125%, 7/01/12                                                      7/08 at 101            A-      479,631
       250,000      New Jersey Health Care Facilities Financing Authority, Bayonne          7/04 at 102          AAA       280,563
                       Hospital Obligated Group, Revenue Bonds, Series 1994, 6.400%,
                       7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                    INDUSTRIAL/OTHER - 13.5%

       250,000      New Jersey Economic Development Authority, District Heating and        12/03 at 102          BBB-      269,375
                       Cooling Revenue Bonds (Trigen-Trenton Project), 1993 Series B,
                       6.100%, 12/01/04
       150,000      New Jersey Economic Development Authority, Electric Energy             No Opt. Call           N/R      153,084
                       Facility Revenue Bonds (Vineland Cogeneration Limited
                       Partnership Project) Series 1992, 6.750%, 6/01/99
       470,000      New Jersey Economic Development Authority, Economic Growth Bonds        6/99 at 102           Aa3      488,325
                       Composite Issue, 1992 Series A Through Series Z, 5.800%, 6/01/01
       480,000      New Jersey Economic Development Authority, Insured Revenue Bonds       No Opt. Call           AAA      512,309
                       (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

____
14

              PORTFOLIO OF INVESTMENTS
              FEBRUARY 28, 1998
              NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE - CONTINUED

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 17.3%

    $  100,000      The Board of Education of the City of Atlantic, Atlantic              12/02 at 102           AAA      $  109,852
                       County, New Jersey, School Bonds, Series 1992, 6.000%,
                       12/01/06

       100,000      County of Camden, New Jersey, General Obligation Refunding            No Opt. Call           AAA         105,656
                       Bonds, Series 1992, 5.500%, 6/01/02

       275,000      Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,   11/03 at 102           BBB         279,067
                       11/15/04

       200,000      Government of Guam, General Obligation Bonds, Series 1993A,
                       5.150%, 11/15/07                                                   11/03 at 102           BBB         205,104

       400,000      Jersey City General Obligation, 6.500%, 2/15/02                       No Opt. Call            AA         435,420

       100,000      The Monmouth County Improvement Authority (Monmouth                    7/02 at 102           AA+         109,057
                       County, New Jersey), Revenue Bonds, Series 1992 (Howell
                       Township Board of Education Project), 6.000%, 7/01/03

       100,000      Township of Montclair in the  County of Essex,                     3/00 at 101 1/2           AAA         104,237
                       New Jersey, General Obligation Bonds, School Bonds,
                       5.800%, 3/01/06

       200,000      State of New Jersey, General Obligation Refunding Bonds               No Opt. Call           AA+         162,696
                       (Series D), 0.000%, 2/15/03

       185,000      The Board of Education of the City of Perth Amboy in the County       No Opt. Call           AAA         205,317
                       of Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

       100,000      The Township of Woodbridge in the County of Middlesex, State of        8/02 at 102            A1         109,226
                       New Jersey, Fiscal Year Adjustment Bonds, Series 1992, 6.150%,
                       8/15/06
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 23.1%

       250,000      The City of Atlantic, New Jersey Municipal Utilities Authority,        5/02 at 102            A-         262,998
                       Water System, Revenue Refunding Bonds, Series 1993, 5.650%,
                       5/01/07

       320,000      The Essex County Improvement Authority (Essex County, New              4/04 at 102          BBB+         347,174
                       Jersey), City of Newark General Obligation Lease Revenue
                       Bonds, Series 1994, 6.350%, 4/01/07

       250,000      Mercer County Improvement Authority, Solid Waste, 0.000%,              No Opt. Call           Aa         193,478
                       4/01/04

       300,000      Middlesex County Utilities Authority (in the County                    12/07 at 101          AAA         303,708
                       of Middlesex, New Jersey), Sewer Revenue Refunding Bonds,
                       Series 1997A, 5.000%, 12/01/12

       550,000      Monmouth County Improvement Authority, Governmental Loan               12/08 at 101          AAA         560,252
                       Revenue Bonds, Series 1993, 5.000%, 12/01/11

       300,000      New Jersey Economic Development Authority, Market Transition           No Opt. Call          AAA         344,001
                       Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%,
                       7/01/04

       100,000      New Jersey Sports and Exposition Authority, Convention Center          7/02 at 102           AAA         108,660
                       Luxury Tax Bonds, 1992 Series A, 6.000%, 7/01/07

       300,000      The Ocean County Utilities Authority (New Jersey),                     1/07 at 102           Aa2         310,917
                       Wastewater Revenue Bonds, Refunding Series 1997,
                       5.000%, 1/01/09
------------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 6.3%

       330,000      Parking Authority of the City of Hoboken, County of                    No Opt. Call          Baa1        341,458
                       Hudson, New Jersey, Parking General Revenue Refunding
                       Bonds, Series 1992A, 5.850%, 3/01/00

       200,000      The Port Authority of New York and New Jersey Consolidated Bonds,      7/04 at 101            AA-        214,324
                       Ninety-Fifty Series, 5.500%, 7/15/05

       100,000      South Jersey Transportation Authority, Transportation System          11/02 at 102            AAA        108,347
                       Revenue Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06

____
15

     PRINCIPAL                                                                            OPTIONAL CALL                     MARKET
        AMOUNT      DESCRIPTION                                                             PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 5.8%

  $    300,000      The Port Authority of New York and New Jersey, Special                 No Opt. Call          N/R   $    341,634

                       Project Bonds, Series 4, KIAC Partners Project, 7.000%,
                       10/01/07
       250,000      Puerto Rico Electric Power Authority, Power Revenue Refunding          No Opt. Call         BBB+        264,515
                       Bonds, Series Q, 5.900%, 7/01/01
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 1.0%

       100,000      North Jersey District Water Supply Commission of the State of New      7/03 at 102          AAA         108,458
                       Jersey, Wanaque South Project, Revenue Refunding Bonds,
                       Series 1993, 5.700%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
  $  9,650,000      Total Investments - (cost $9,578,879)- 95.7%                                                         10,091,282
------------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 4.3%                                                                    456,972
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets  100%                                                                                   $ 10,548,254
                    ================================================================================================================

                    *     Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    **    Ratings (not covered by the report of independent public accountants): Using the higher of Standard &
                          Poor's or Moody's rating.

                    N/R - Investment is not rated.

____
16                              See accompanying notes to financial statements.

STATEMENT OF NET ASSETS

FEBRUARY 28, 1998

                                                                                                         NUVEEN      NUVEEN FLAGSHIP
                                                                                                       FLAGSHIP           NEW JERSEY
                                                                                                     NEW JERSEY         INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                       $85,648,360          $10,091,282
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                                         3,100,000                   --
Cash                                                                                                     98,018              376,660
Receivables:
  Fund manager (note 6)                                                                                   2,355                1,528
  Interest                                                                                            1,260,234              127,630
  Shares sold                                                                                           711,636                   --
Other assets                                                                                              1,293                  412
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                    90,821,896           10,597,512
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investments purchased                                                                                 982,789                   --
  Shares redeemed                                                                                       277,692                   --
Accrued expenses:
12b-1 distribution and service fees (notes 1 and 6)                                                      10,164                1,691
  Other                                                                                                     523               28,331
Dividends payable                                                                                       236,937               19,236
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                1,508,105               49,258
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                 $89,313,791          $10,548,254
====================================================================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                                          $35,781,610          $ 9,369,439
Shares outstanding                                                                                    3,372,763              892,572
Net asset value and redemption price per share                                                      $     10.61          $     10.50
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 3.00%, respectively,
  of offering price)                                                                                $     11.08          $     10.82
====================================================================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                                          $ 2,981,475          $       N/A
Shares outstanding                                                                                      280,980                  N/A
Net asset value, offering and redemption price per share                                            $     10.61          $       N/A
====================================================================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                                          $ 5,733,240          $   980,413
Shares outstanding                                                                                      541,173               93,182
Net asset value, offering and redemption price per share                                            $     10.59          $     10.52
====================================================================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                                          $44,817,466          $   198,402
Shares outstanding                                                                                    4,220,367               18,885
Net asset value, offering and redemption price per share                                            $     10.62          $     10.51
====================================================================================================================================
N/A  Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

____
17                               See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
TEAR ENDED FEBRUARY 28, 1998

                                                                                                         NUVEEN      NUVEEN FLAGSHIP
                                                                                                       FLAGSHIP           NEW JERSEY
                                                                                                     NEW JERSEY         INTERMEDIATE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                                  $4,767,676            $436,628
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees (note 6)                                                                                442,250              43,869
12b-1 service fees  Class A (notes 1 and 6)                                                              62,042              15,264
12b-1 distribution and service fees  Class B (notes 1 and 6)                                             13,006                 N/A
12b-1 distribution and service fees  Class C (notes 1 and 6)                                             32,738               1,522
Shareholders' servicing agent fees and expenses                                                          80,512               5,130
Custodian's fees and expenses                                                                            51,842              27,967
Trustees' fees and expenses (note 6)                                                                      2,071                 869
Professional fees                                                                                        21,995              14,813
Shareholders' reports  printing and mailing expenses                                                     39,028               5,315
Federal and state registration fees                                                                       6,302                 843
Organizational expenses (note 1)                                                                             --               6,856
Other expenses                                                                                            5,160                 823
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                             756,946             123,271
  Expense reimbursement (note 6)                                                                       (325,469)            (71,152)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            431,477              52,119
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 4,336,199             384,509
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions (notes 1 and 4)                                  (222,985)              3,620
Net change in unrealized appreciation or depreciation
  of investments                                                                                      2,933,349             150,409
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                             2,710,364             154,029
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           $7,046,563            $538,538
====================================================================================================================================
N/A--Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

____
18                               See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       NUVEEN FLAGSHIP                       NUVEEN
                                                                                         NEW JERSEY                      NEW JERSEY*
                                                                                ----------------------------------------------------
                                                                                  YEAR ENDED    ONE MONTH ENDED          YEAR ENDED
                                                                                     2/28/98            2/28/97             1/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $  4,336,199        $   337,937         $ 3,029,152
Net realized gain (loss) from investment transactions (notes 1 and 4)               (222,985)                --             (98,679)
Net change in unrealized appreciation or depreciation of investments               2,933,349            328,719            (891,352)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         7,046,563            666,656           2,039,121
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                         (1,643,900)          (125,569)           (704,372)
  Class B                                                                            (60,466)               (49)                N/A
  Class C                                                                           (207,627)           (10,843)            (82,289)
  Class R                                                                         (2,422,933)          (200,899)         (2,250,619)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (4,334,926)          (337,360)         (3,037,280)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization of
  Nuveen New Jersey (note 1)                                                              --         62,588,085                  --
Net proceeds from shares issued in the reorganization of
  Flagship New Jersey (note 1)                                                            --         10,797,401                  --
Net proceeds from sale of shares                                                  20,831,468            859,670          14,264,870
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                                 2,802,902                 --           2,264,231
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  23,634,370         74,245,156          16,529,101
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                          (10,348,638)        (1,308,030)         (7,972,757)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                13,285,732         72,937,126           8,556,344
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                             15,997,369         73,266,422           7,558,185
Net assets at the beginning of year                                               73,316,422             50,000          55,029,900
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $ 89,313,791        $73,316,422         $62,588,085
====================================================================================================================================
Balance of undistributed net investment income at end of year                   $      1,850        $       577         $        --
====================================================================================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note
     1).

N/A  Nuveen New Jersey was not authorized to issue Class B Shares.

____
19                               See accompanying notes to financial statements.

                                                                                                                           FLAGSHIP
                                                                                       NUVEEN FLAGSHIP                   NEW JERSEY
                                                                                   NEW JERSEY INTERMEDIATE             INTERMEDIATE
                                                                                ----------------------------------------------------
                                                                                  YEAR ENDED  NINE MONTHS ENDED          YEAR ENDED
                                                                                     2/28/98            2/28/97*            5/31/97
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $    384,509        $   280,866         $   447,320
Net realized gain (loss) from investment transactions (notes 1 and 4)                  3,620             35,472              12,478
Net change in unrealized appreciation or depreciation of investments                 150,409             90,246             (98,145)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           538,538            406,584             361,653
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                           (369,157)          (282,787)           (446,648)
  Class B                                                                                N/A                N/A                 N/A
  Class C                                                                             (8,122)                --                 N/A
  Class R                                                                             (7,005)                --                 N/A
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                           (384,284)          (282,787)           (446,648)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                                   4,229,931            300,959           1,086,130
Net proceeds from share issued to shareholders due
  to reinvestment of distributions                                                   229,957            174,134             265,262
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   4,459,888            475,093           1,351,392
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                           (1,076,806)        (1,905,553)         (2,165,321)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                 3,383,082         (1,430,460)           (813,929)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                              3,537,336         (1,306,663)           (898,924)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of year                                                7,010,918          8,317,581           9,216,505
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $10,548,254        $ 7,010,918         $ 8,317,581
====================================================================================================================================
Balance of undistributed net investment income at end of year                    $      258         $        33         $     1,954
====================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (see note 1).

N/A - Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

____
20                               See accompanying notes to financial statements.

               NOTES TO FINANCIAL STATEMENTS
               FEBRUARY 28, 1998


               1.   GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen Flagship New Jersey Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New Jersey Tax-Free Value Fund ("Nuveen New Jersey") and Flagship New Jersey Double Tax Exempt Fund ("Flagship New Jersey") reorganized into Nuveen Flagship New Jersey Municipal Bond Fund ("Nuveen Flagship New Jersey"). Flagship New Jersey Intermediate Tax Exempt Fund ("Flagship New Jersey Intermediate") was reorganized into the Trust and renamed Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("Nuveen Flagship New Jersey Intermediate"). Prior to these reorganizations, Nuveen New Jersey was a series of the Nuveen Multistate Tax-Free Trust while Flagship New Jersey and Flagship New Jersey Intermediate were each a sub-trust of the Flagship Tax Exempt Funds Trust. Nuveen New Jersey had a January 31 fiscal year end and Flagship New Jersey had a May 31 fiscal year end prior to being reorganized into Nuveen Flagship New Jersey which has a February 28 fiscal year end. Flagship New Jersey Intermediate had a May 31 fiscal year end prior to being reorganized into the Trust and now has a February 28 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

               Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

               Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, Nuveen Flagship New Jersey had an outstanding when-issued purchase commitment of $982,789. Nuveen Flagship New Jersey Intermediate had no such outstanding purchase commitments.

               Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

               Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

               _____

               Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

               Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Nuveen Flagship New Jersey also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

               Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               Organizational Expenses

The organizational expenses incurred on behalf of Nuveen Flagship New Jersey Intermediate (approximately $32,200) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of February 28, 1998, $14,876 has been reimbursed.

               _____

               NOTES TO FINANCIAL STATEMENTS  CONTINUED
               FEBRUARY 28, 1998


               2.   FUND SHARES

Transactions in Fund shares were as follows:

                                                              NUVEEN FLAGSHIP NEW JERSEY                      NUVEEN NEW JERSEY*
                                                  ----------------------------------------------------------------------------------
                                                       YEAR ENDED 2/28/98        ONE MONTH ENDED 2/28/97       YEAR ENDED 1/31/97
                                                  ----------------------------------------------------------------------------------
                                                     SHARES          AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
of Nuveen New Jersey:
  Class A                                               --    $         --     1,671,230   $17,071,934          --   $        --
  Class B                                               --              --            --            --         N/A           N/A
  Class C                                               --              --       255,888     2,610,879          --            --
  Class R                                               --              --     4,195,136    42,905,272          --            --
Shares issued in the reorganization of
Flagship New Jersey:
  Class A                                               --              --     1,056,994    10,797,401          --            --
  Class B                                               --              --            --            --         N/A           N/A
  Class C                                               --              --            --            --          --            --
  Class R                                               --              --            --            --          --            --
Shares sold:
  Class A                                        1,075,954      11,229,962        39,089       402,796     798,711     8,132,760
  Class B                                          272,258       2,840,031         6,006        61,899         N/A           N/A
  Class C                                          312,192       3,236,991         8,563        88,093     182,286     1,861,710
  Class R                                          338,039       3,524,484        29,727       306,882     418,474     4,270,400
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                           91,399         950,346            --            --      49,041       499,709
  Class B                                            1,672          17,562            --            --         N/A           N/A
  Class C                                           12,365         128,765            --            --       4,353        44,287
  Class R                                          164,047       1,706,229            --            --     168,605     1,720,235
------------------------------------------------------------------------------------------------------------------------------------
                                                 2,267,926      23,634,370     7,262,633    74,245,156   1,621,470    16,529,101
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (511,590)     (5,328,382)      (51,537)     (530,506)   (201,249)   (2,042,963)
  Class B                                             (180)         (1,846)           --            --         N/A           N/A
  Class C                                          (47,998)       (501,403)       (1,062)      (10,935)    (33,320)     (335,344)
  Class R                                         (433,419)     (4,517,007)      (74,385)     (766,589)   (550,089)   (5,594,450)
------------------------------------------------------------------------------------------------------------------------------------
                                                  (993,187)    (10,348,638)     (126,984)   (1,308,030)   (784,658)   (7,972,757)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                     1,274,739    $ 13,285,732     7,135,649   $72,937,126     836,812   $ 8,556,344
====================================================================================================================================

* Nuveen New Jersey was reorganized into Nuveen Flagship New Jersey and ceased to exist after the close of business on January 31, 1997 (see note
     1).

N/A  Nuveen New Jersey was not authorized to issue Class B Shares.

               _____

                                                                                                                   FLAGSHIP NEW
                                                             NUVEEN FLAGSHIP NEW JERSEY INTERMEDIATE           JERSEY INTERMEDIATE
                                                     -------------------------------------------------------------------------------
                                                         YEAR ENDED 2/28/98       NINE MONTHS ENDED 2/28/97*     YEAR ENDED 5/31/96
                                                     -------------------------------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES          AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              294,336   $ 3,066,576        29,384     $   300,959    105,150   $ 1,086,130
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                               92,688       970,924            --              --        N/A           N/A
  Class R                                               18,865       192,431            --              --        N/A           N/A
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               21,672       224,545        17,041         174,134     25,702       265,262
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                                  494         5,171            --              --        N/A           N/A
  Class R                                                   23           241            --              --        N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                       428,078     4,459,888        46,425         475,093    130,852     1,351,392
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (104,138)   (1,076,777)     (185,962)     (1,905,553)  (209,872)   (2,165,321)
  Class B                                                  N/A           N/A           N/A             N/A        N/A           N/A
  Class C                                                   --            --            --              --        N/A           N/A
  Class R                                                   (3)          (29)           --              --        N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                      (104,141)   (1,076,806)     (185,962)     (1,905,553)  (209,872)   (2,165,321)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                323,937   $ 3,383,082      (139,537)    $(1,430,460)   (79,020)  $  (813,929)
====================================================================================================================================

* Information represents eight months of Flagship New Jersey Intermediate and one month of Nuveen Flagship New Jersey Intermediate (note 1).

N/A Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares and prior to February 1, 1997, its predecessor (see note 1) did not issue Class C Shares and was not authorized to issue Class R Shares.

               3.   DISTRIBUTIONS TO SHAREHOLDERS

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                                                         NUVEEN FLAGSHIP             NUVEEN FLAGSHIP
                                                                                              NEW JERSEY     NEW JERSEY INTERMEDIATE
              ----------------------------------------------------------------------------------------------------------------------
              Dividend per share:
                  Class A                                                                            $.0450                   $.0415
                  Class B                                                                             .0385                      N/A
                  Class C                                                                             .0405                    .0370
                  Class R                                                                             .0470                    .0435
              ======================================================================================================================

              N/A Nuveen Flagship New Jersey Intermediate is not authorized to issue Class B Shares.

               _____

               NOTES TO FINANCIAL STATEMENTS  CONTINUED
               FEBRUARY 28, 1998


               4.   SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                      NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                           NEW JERSEY   NEW JERSEY INTERMEDIATE
              ---------------------------------------------------------------------------------
              Purchases:
               Investments in municipal securities        $23,644,603               $3,463,483
               Temporary municipal investments             17,600,000                1,300,000
              Sales:
               Investments in municipal securities         11,686,079                  740,694
               Temporary municipal investments             16,100,000                1,300,000
              =================================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       NUVEEN FLAGSHIP             NUVEEN FLAGSHIP
                                                            NEW JERSEY     NEW JERSEY INTERMEDIATE
              -----------------------------------------------------------------------------------
              Expiration year:
               2002                                           $170,409                   $     --
               2003                                            424,626                    195,063
               2004                                            116,050                         --
               2006                                            216,928                         --
              -----------------------------------------------------------------------------------
              Total                                           $928,013                   $195,063
              ===================================================================================

               5.   UNREALIZED APPRECIATION (DEPRECIATION)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                             NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                  NEW JERSEY   NEW JERSEY INTERMEDIATE
              ------------------------------------------------------------------------
              Gross unrealized:
               appreciation                       $5,354,741                  $519,365
               depreciation                         (170,912)                   (6,962)
              ------------------------------------------------------------------------
              Net unrealized appreciation         $5,183,829                  $512,403
              ========================================================================

               _____

               6.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              AVERAGE DAILY NET ASSET VALUE      MANAGEMENT FEE
              -------------------------------------------------
              For the first $125 million            .5500 of 1%
              For the next $125 million             .5375 of 1
              For the next $250 million             .5250 of 1
              For the next $500 million             .5125 of 1
              For the next $1 billion               .5000 of 1
              For net assets over $2 billion        .4750 of 1
              =================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $242,400 and $16,700 for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively, of which approximately $209,700 and $13,200, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $154,700 and $31,900 in commission advances at the time of purchase for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship New Jersey during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares for Nuveen Flagship New Jersey, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. For the fiscal year ended February 28, 1998, the Distributor retained approximately $36,100 and $1,500 in such 12b-1 fees for Nuveen Flagship New Jersey and Nuveen Flagship New Jersey Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $400 of CDSC on share redemptions for Nuveen Flagship New Jersey during the fiscal year ended February 28, 1998.

               7.   COMPOSITION OF NET ASSETS

At February 28, 1998, the Funds had an unlimited number of $.01 par value per shares authorized. Net assets consisted of:

                                                                                   NUVEEN FLAGSHIP           NUVEEN FLAGSHIP
                                                                                        NEW JERSEY   NEW JERSEY INTERMEDIATE
              --------------------------------------------------------------------------------------------------------------
              Capital paid-in                                                          $85,067,176               $10,230,656
              Balance of undistributed net investment income                                 1,850                       258
              Accumulated net realized gain (loss) from investment transactions           (939,064)                 (195,063)
              Net unrealized appreciation of investments                                 5,183,829                   512,403
              --------------------------------------------------------------------------------------------------------------
              Net assets                                                               $89,313,791               $10,548,254
              ==============================================================================================================

               _____

              FINANCIAL HIGHLIGHTS

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION)                               OPERATING PERFORMANCE              LESS DISTRIBUTIONS
                                              -------------------------         ------------------------

                                                                    NET
NUVEEN FLAGSHIP NEW JERSEY          NET                    REALIZED AND      DIVIDENDS                            NET         TOTAL
                                  ASSET                      UNREALIZED      FROM TAX-                          ASSET        RETURN
                                  VALUE             NET     GAIN (LOSS)     EXEMPT NET     DISTRIBUTIONS        VALUE        ON NET
YEAR ENDED                    BEGINNING      INVESTMENT            FROM     INVESTMENT      FROM CAPITAL       END OF         ASSET
FEBRUARY 28/29,               OF PERIOD      INCOME (A)     INVESTMENTS         INCOME             GAINS       PERIOD     VALUE (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/94)**
 1998                            $10.26            $.55           $ .36         $(.56)             $  --       $10.61          9.06%
 1997 (c)                         10.22             .05             .04          (.05)                --        10.26           .85
 1997 (d)                         10.40             .48            (.15)         (.51)                --        10.22          3.31
 1996 (d)                          9.73             .51             .69          (.53)                --        10.40         12.63
 1995 (e)                         10.03             .21            (.21)         (.21)              (.09)        9.73           .02

CLASS B (2/97)
 1998                             10.26             .48             .35          (.48)                --        10.61          8.25
 1997 (c)                         10.22             .05             .03          (.04)                --        10.26           .78

CLASS C (9/94)**
 1998                             10.25             .50             .34          (.50)                --        10.59          8.40
 1997 (c)                         10.20             .04             .05          (.04)                --        10.25           .90
 1997 (d)                         10.38             .41            (.16)         (.43)                --        10.20          2.53
 1996 (d)                          9.71             .44             .68          (.45)                --        10.38         11.80
 1995 (e)                          9.77             .16            (.05)         (.17)                --         9.71          1.16

CLASS R (12/91)**
 1998                             10.27             .58             .35          (.58)                --        10.62          9.29
 1997 (c)                         10.23             .05             .04          (.05)                --        10.27           .86
 1997 (d)                         10.41             .49            (.14)         (.53)                --        10.23          3.55
 1996 (d)                          9.74             .55             .68          (.56)                --        10.41         12.88
 1995 (d)                         10.71             .52            (.88)         (.52)              (.09)        9.74         (3.27)
 1994 (d)                          9.96             .51             .81          (.51)              (.06)       10.71         13.60
 1993 (d)                          9.53             .45             .42          (.44)                --         9.96          9.36
 1992 (e)                          9.53              --              --            --                 --         9.53            --
------------------------------------------------------------------------------------------------------------------------------------

              *  Annualized
             ** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of Nuveen New Jersey.
             (a) After waiver of certain management fees or reimbursement of expenses, if any, by Nuveen Advisory.
             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.
             (c) For the one month ended February 28.
             (d) For the fiscal year ended January 31.
             (e) From commencement of class operations as noted through January
                 31.

              ____
              27

                                  RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
                                        RATIO                              RATIO
                                       OF NET                             OF NET
                     RATIO OF      INVESTMENT           RATIO OF      INVESTMENT
                     EXPENSES       INCOME TO           EXPENSES       INCOME TO
                   TO AVERAGE         AVERAGE         TO AVERAGE         AVERAGE
    NET ASSETS     NET ASSETS      NET ASSETS         NET ASSETS      NET ASSETS
        END OF         BEFORE          BEFORE              AFTER           AFTER     PORTFOLIO
        PERIOD     REIMBURSE-      REIMBURSE-         REIMBURSE-      REIMBURSE-      TURNOVER
(IN THOUSANDS)           MENT            MENT           MENT (A)        MENT (A)          RATE
-------------------------------------------------------------------------------------------------

      $35,782           1.01%            4.92%               .60%           5.33%           16%
       27,879           1.01*            5.43*               .55*           5.89*           --
       17,072           1.13             4.85               1.00            4.98            10
       10,661           1.25             4.85               1.00            5.10            39
        2,741           1.31*            5.03*              1.00*           5.34*           32


        2,981           1.77             4.16               1.36            4.57            16
           74           1.77*            5.71*              1.27*           6.21*           --


        5,733           1.56             4.37               1.16            4.77            16
        2,712           1.56*            4.89*              1.10*           5.35*           --
        2,611           1.88             4.09               1.75            4.22            10
        1,065           1.96             4.16               1.75            4.37            39
          464           2.00*            4.37*              1.75*           4.62*           32


       44,817            .81             5.12                .40            5.53            16
       42,651            .81*            5.63*               .35*           6.09*           --
       42,905            .89             5.10                .75            5.24            10
       43,304            .98             5.20                .75            5.43            39
       39,582            .89             5.18                .75            5.32            32
       36,462            .98             4.61                .75            4.84            52
       16,208           1.43*            4.28*               .75*           4.96*            9
           15             --               --                 --              --            --
-------------------------------------------------------------------------------------------------


         ____
           28

              Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                           OPERATING PERFORMANCE                LESS DISTRIBUTIONS
                                               -------------------------            ----------------------

NUVEEN FLAGSHIP                                                      NET
NEW JERSEY INTERMEDIATE              NET                    REALIZED AND        DIVIDENDS                          NET       TOTAL
                                   ASSET                      UNREALIZED        FROM TAX-                        ASSET      RETURN
                                   VALUE            NET      GAIN (LOSS)       EXEMPT NET    DISTRIBUTIONS       VALUE      ON NET
YEAR ENDED                     BEGINNING     INVESTMENT             FROM       INVESTMENT     FROM CAPITAL      END OF       ASSET
FEBRUARY 28/29,                OF PERIOD     INCOME (A)      INVESTMENTS           INCOME            GAINS      PERIOD   VALUE (B)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/92)**
 1998                             $10.30           $.50            $ .20           $(.50)        $      --      $10.50        7.00%
 1997 (c)                          10.14            .38              .16            (.38)               --       10.30        5.41
 1996 (d)                          10.25            .51             (.11)           (.51)               --       10.14        3.89
 1995 (d)                          10.04            .50              .22            (.51)               --       10.25        7.42
 1994 (d)                          10.15            .53             (.10)           (.52)             (.02)***   10.04        4.27
 1993 (e)                           9.70            .34              .45            (.34)               --       10.15       11.07*

CLASS C (3/97)
 1998 (f)                          10.28            .45              .24            (.45)               --       10.52        6.84

CLASS R (3/97)
 1998 (f)                          10.28            .52              .24            (.53)               --       10.51        7.55
------------------------------------------------------------------------------------------------------------------------------------

              *  Annualized.
             ** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship New Jersey Intermediate.
            *** The amount shown reflects a distribution in excess of capital gains.
            (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
            (b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
            (c)  For the nine months ended February 28.
            (d)  For the fiscal year ended May 31.
            (e)  From commencement of operations as noted through May 31.
            (f)  From commencement of class operations as noted.

             ____

                                  RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
                                         RATIO                            RATIO
                                       OF NET                            OF NET
                     RATIO OF       INVESTMENT         RATIO OF      INVESTMENT
                     EXPENSES        INCOME TO         EXPENSES       INCOME TO
                   TO AVERAGE          AVERAGE       TO AVERAGE         AVERAGE
     NET ASSETS    NET ASSETS       NET ASSETS       NET ASSETS      NET ASSETS
         END OF        BEFORE           BEFORE            AFTER           AFTER     PORTFOLIO
         PERIOD    REIMBURSE-       REIMBURSE-       REIMBURSE-      REIMBURSE-      TURNOVER
 (IN THOUSANDS)          MENT             MENT         MENT (A)        MENT (A)          RATE
------------------------------------------------------------------------------------------------

         $9,369          1.54%            3.93%             .64%           4.83%            9%
          7,011          1.93*            3.69*             .68*           4.94*           11
          8,318          1.71             3.79              .60            4.90            17
          9,217          1.81             3.92              .69            5.04            35
          9,321          1.81             3.45              .16            5.10            27
          5,649          2.70*            2.54*             .40*           4.84*           29


            980          2.03*            3.45*            1.19*           4.29*            9


            198          1.33*            4.12*             .46*           4.99*            9
------------------------------------------------------------------------------------------------


           ____

SERVING INVESTORS FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.







Nuveen
our second century 1898/1998
helping investors sustain the wealth of a lifetime./TM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN
Municipal Bond Funds


February 28, 1998

Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.

                             [PHOTO APPEARS HERE]

New York

New York
Insured

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

Over the past 12 months, the Nuveen New York Municipal Bond Funds have performed well, rewarding investors with dependable tax-free income and attractive returns. As of February 28, 1998, shareholders in the Nuveen Flagship New York Municipal Bond Fund's Class A shares were receiving an annualized tax-free current yield on net asset value of 4.58%, while investors in the Nuveen New York Insured Municipal Bond Fund's Class A shares were receiving 3.73% annually. To match these yields on an after-tax basis, investors in the combined 35.7% federal and New York state income tax bracket would have had to earn 7.12% and 5.80%, respectively, from comparable taxable investments. For shareholders in higher tax brackets, these tax-adjusted yields are even more attractive.

For the year ended February 28, 1998, the uninsured fund provided Class A shareholders with a total return on net asset value of 9.84%. The insured fund provided Class A shareholders with an annual total return of 7.76%. You will find additional details on the individual performance of each fund on pages 3-6.

Municipal Market Review

The bond market enjoyed a period of solid performance over the past year, as the benign inflationary environment provided the ideal backdrop for fixed-income investments, including municipal issues. A shrinking federal deficit and the inactivity of the Federal Reserve, which has been on hold since its last interest rate tightening in March 1997, also contributed to the positive environment for bonds.

Between the end of February 1997 and February 1998, the yield on 30-year Treasury bonds dropped from 6.80% to 5.92%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.76% to 5.24%. The relatively tight spread between tax-free municipal bond yields and taxable Treasury bond yields, combined with municipal's comparatively low volatility and dependable tax-free income, continue to make these bonds an attractive investment opportunity for investors in higher tax brackets.

Meeting Investor Needs

The stable income stream and quality portfolios detailed on the following pages demonstrate that these municipal bond funds have continued to achieve their investment objectives. In today's market environment, many investors are seeking conservatively managed investments that strike the proper balance between reward and risk in their portfolios. With their focus on attractive tax-free income and competitive after-tax total returns, Nuveen's municipal bond funds can be ideal for the tax-sensitive investor who wants to build and sustain long-term financial security.

Building Better Portfolios

Nuveen's broad array of insured and traditional municipal bond funds provide a variety of choices so that investors can select the risk level appropriate to their individual needs. Our municipal bond funds can also be combined with other Nuveen investments, creating the foundation for a well-balanced investment portfolio that offers risk resistance as well as tax efficiency.

As you review the performance of your fund and discuss the results with your financial adviser, we hope that you continue to think of Nuveen when seeking quality investment solutions that withstand the test of time. Your adviser can introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments. These include the Nuveen Growth and Income Stock Fund, our two balanced funds, which seek capital appreciation and stability through a blend of equities and Treasury securities or municipal bonds, and the new Nuveen Rittenhouse Growth Fund, a blue chip equity mutual fund that provides a tax-efficient approach to building and sustaining wealth. We encourage you to talk to your financial adviser about our additional products and services to determine those that can best complement your current Nuveen investments.

On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


April 15, 1998

Nuveen New York Municipal Bond Funds
Portfolio Manager's Comments

Portfolio manager Dan Solender discusses the performance of the New York Municipal Bond Funds, the New York municipal market, and key investment strategies.


Performance Review
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. New issue and refunding activity took off, totaling $220 billion nationally in 1997--the third largest volume ever. This pace continued into the beginning of 1998. In New York, supply was particularly heavy as many large issuers such as New York City took advantage of low rates to refund outstanding bonds.

This environment--with an abundant supply of bonds from a wide range of issuers--created many opportunities for the funds. We selectively purchased new issues and monitored the secondary market for investments arising as other investors sold bonds to pay for their new issue purchases. Investment strategies included extending duration, increasing call protection when the cost was minimal and for the uninsured fund, taking advantage of opportunities when credit spreads temporarily widened. Sectors that were particularly attractive at times during the year were state agency lease obligations and federally enhanced healthcare bonds.

The composition of the uninsured fund changed somewhat during the year. Credit quality improved as our exposure to BBB-rated bonds decreased from 45% to 35%. The reasons were twofold: First, credit spreads (the incremental yield for purchasing bonds rated lower than AAA) narrowed, leading to fewer attractive BBB investment opportunities. And second, New York City and some New York State agency bonds were upgraded from the BBB category to A. As a result, the weighting in A-rated bonds rose from 12% to 20%. At the end of the year the sectors with the highest weightings in the uninsured fund were tax obligations and healthcare bonds. In the insured fund, the heaviest weightings were in U.S. guaranteed securities and healthcare bonds.


Nuveen Flagship New York
Municipal Bond Fund
The annual total return on net asset value for Class A shares of the fund was 9.84% for the period ended February 28, 1998. This return is equivalent to a return of 12.92% for shareholders in the combined 35.7% federal and state tax bracket. This return matches the annual return for the Lehman Brothers New York Municipal Bond Index.

The fund's strong performance can be attributed to its heavy weighting in New York State Agency and New York City bonds, which benefited from both the tightening of credit spreads and their rating upgrades during the year. Also, several of the fund's holding were refunded during the year leading to increases in the prices of those bonds.

Nuveen New York Insured
Municipal Bond Fund
The Nuveen New York Insured Municipal Bond Fund posted a total return of 7.76% on net asset value for the period, besting the Lipper peer group average of 7.71%. During the same period, the Lehman Brothers New York Insured Municipal Bond Index,

"Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds."


which does not incur operating expenses or transaction costs, reported a 9.31% total return.

Certain types of bonds performed well for the fund during the year, including some discount bonds which perform well as rates decrease, and bonds with sinking funds which were purchased at attractive prices. Also, as with the uninsured fund, this fund held several bonds which were refunded during the year. Still, its duration was somewhat on the short side, reducing the volatility of share prices but also limiting total return as rates fell.


New York Market Recap
The past twelve months have been a great stretch for New York. Both the city and the state economies performed exceedingly well creating budget surpluses. Additionally, both attained rating upgrades and strong market acceptance for their new issues. One new issuer, New York City's Transitional Finance Authority, which was created during 1997 as the city was close to reaching the debt limit for its general obligation bonds, brought bonds to market twice and helped the city to borrow at exceptionally low rates. Many other issuers, including state agencies, universities and local municipalities, also refunded outstanding bonds throughout the year. Overall new issue supply in New York was extremely heavy during 1997 totaling $28 billion, which was 31 percent higher than 1996. Through the first months of 1998, the strong pace has continued. Looking forward to the rest of 1998, the New York market will continue to garner a lot of attention. Of particular interest will be the new issues of the Long Island Power Authority. This entity is being created to address the continuing deregulation of the utility industry and as a response to high-cost utility generators. The amount of its new issues is expected to be in excess of $7 billion and is anticipated to occur during the spring. Also, if interest rates continue to remain low, we should see more outstanding bonds being refunded as issuers reach thresholds at which the savings are large enough to justify the transaction costs.

Investment Strategies

Although the current low interest rate environment makes portfolio management more challenging, we will find value as we continue to monitor the market. In the current market this means watching for supply and demand imbalances as new issues are brought to the market, looking for bonds in the BBB or non-rated categories when we are adequately compensated for the credit risk, and purchasing bond structures that will provide not only yield but also superior total return potential.

One sector we currently find attractive is health care, which must be approached through selective purchases since it is still going through major changes. We will also look to some of the smaller new issues that can often provide attractive investments with lesser market attention.

Nuveen Flagship New York Municipal Bond Fund


Performance Overview
As of February 28, 1998


5

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------
Share Class                               A                B        C          R
--------------------------------------------------------------------------------
Inception Date                         9/94             2/97     9/94      12/86
--------------------------------------------------------------------------------
Net Asset Value                      $10.97      $10.98      $11.01       $11.00
--------------------------------------------------------------------------------
Fund Net Assets ($000)                                                  $248,724
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          21.02
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           6.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/1/
--------------------------------------------------------------------------------
Share Class                           A(NAV)  A(Offer)     B        C          R
--------------------------------------------------------------------------------
1-Year                                 9.84%     5.24%  9.10%    9.31%     10.11%
--------------------------------------------------------------------------------
5-Year                                 6.43%     5.51%  5.75%    5.81%      6.74%
--------------------------------------------------------------------------------
10-Year                                7.91%     7.44%  7.34%    7.19%      8.20%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------
Share Class                           A(NAV)  A(Offer)     B        C          R
--------------------------------------------------------------------------------
Distribution Rate                      5.20%     4.98%  4.43%    4.63%      5.35%
--------------------------------------------------------------------------------
SEC 30-Day Yield                       4.58%     4.39%  3.83%    4.03%      4.79%
--------------------------------------------------------------------------------
Taxable Equivalent Yield/2/            7.12%     6.83%  5.96%    6.27%      7.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

Date        Lehman Brothers      Nuveen Flagship NY           Nuveen Flagship NY
             Municipal Bond          Municipal Bond          Municipal Bond Fund
                      Index              Fund (NAV)                      (Offer)
Feb-88            10,000.00               10,000.00                     9,580.00
--------------------------------------------------------------------------------
Feb-89            10,620.34               10,625.14                    10,178.89
--------------------------------------------------------------------------------
Feb-90            11,708.95               11,498.46                    11,015.52
--------------------------------------------------------------------------------
Feb-91            12,788.46               12,253.17                    11,738.54
--------------------------------------------------------------------------------
Feb-92            14,066.52               13,687.07                    13,112.21
--------------------------------------------------------------------------------
Feb-93            16,002.67               15,669.17                    15,011.06
--------------------------------------------------------------------------------
Feb-94            16,887.10               16,741.67                    16,038.52
--------------------------------------------------------------------------------
Feb-95            17,205.76               16,774.95                    16,070.40
--------------------------------------------------------------------------------
Feb-96            19,107.08               18,540.93                    17,762.21
--------------------------------------------------------------------------------
Feb-97            20,331.95               19,485.83                    18,667.42
--------------------------------------------------------------------------------
Feb-98            22,192.00               21,406.00                    20,505.00
--------------------------------------------------------------------------------

- Lehman Brothers Municipal Bond Index - $22,192
- Nuveen Flagship New York Municipal Bond Fund (NAV) - $21,406
- Nuveen Flagship New York Municipal Bond Fund (Offer) - $20,505

Past results are not predictive of future performance.

----------------------------------------------------------------------------------
                       12-Month Dividends (Class A Shares)
----------------------------------------------------------------------------------
                            [bar graphs appears here]
                                  [plot points]
 .0473  .0473  .0473  .0475  .0475  .0475  .0475  .0475  .0475  .0475  .0475  .0475
 Mar.   Apr.    May   June   July   Aug.  Sept.   Oct.   Nov.   Dec.   Jan.   Feb.

Top 5 Sectors
--------------------------------------------------------------------------------
Tax Obligation (Limited)                                                     29%
--------------------------------------------------------------------------------
Health Care                                                                  15%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                              13%
--------------------------------------------------------------------------------
Education and Civic Organizations                                            12%
--------------------------------------------------------------------------------
Utilities                                                                     6%
--------------------------------------------------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Nuveen New York Insured Municipal Bond Fund

Performance Overview

As of February 28, 1998

[GRAPH APPEARS HERE]

12-Month Dividends (Class A Shares)
March                         .0435
April                         .0445
May                           .0445
June                          .0445
July                          .0445
August                        .0445
September                     .0445
October                       .0445
November                      .0445
December                      .0445
January                       .0445
February                      .0445

Top 5 Sectors
U.S. Guaranteed                    23%
--------------------------------------
Health Care                        18%
--------------------------------------
Education and Civic Organizations  11%
--------------------------------------
Tax Obligation (Limited)           11%
--------------------------------------
Housing (Multifamily)               9%
--------------------------------------

1 Class R Share returns are actual. Class A, B and C Share returns are actual for the period since class inception; returns prior to class inception are Class R Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class B Shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C Shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R shares performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

Portfolio Statistics

Share Class                             A         B         C           R
--------------------------------------------------------------------------
Inception Date                       9/94      2/97      9/94       12/86
--------------------------------------------------------------------------
Net Asset Value                    $10.76    $10.76    $10.74      $10.76
--------------------------------------------------------------------------
Fund Net Assets ($000)                                           $366,660
--------------------------------------------------------------------------
Average Weighted Maturity (Years)                                   20.66
--------------------------------------------------------------------------
Average Weighted Duration (Years)                                    5.67
--------------------------------------------------------------------------

Annualized Total Return/1/

Share Class    A(NAV)    A(Offer)        B        C        R
------------------------------------------------------------
1-Year          7.76%       3.23%    6.96%    7.16%    8.04%
------------------------------------------------------------
5-Year          5.62%       4.71%    4.87%    4.89%    5.88%
------------------------------------------------------------
10-Year         7.57%       7.11%    6.98%    6.80%    7.84%
------------------------------------------------------------

Tax-Free Yields

Share Class                    A(NAV)    A(Offer)        B        C        R
----------------------------------------------------------------------------
Distribution Rate               4.96%       4.76%    4.18%    4.41%    5.13%
----------------------------------------------------------------------------
SEC 30-Day Yield                3.73%       3.57%    2.98%    3.18%    3.93%
----------------------------------------------------------------------------
Taxable Equivalent Yield/2/     5.80%       5.55%    4.63%    4.95%    6.11%
----------------------------------------------------------------------------

[GRAPH APPEARS HERE]

Index Comparison/3/

                              Nuveen Flagship     Nuveen Flagship
          Lehman Brothers    New York Insured    New York Insured
           Municipal Bond      Municipal Bond      Municipal Bond
Date                Index          Fund (NAV)        Fund (Offer)
-----------------------------------------------------------------
Feb-88         $10,000.00          $10,000.00          $ 9,580.00
Feb-89          10,620.34           10,611.07           10,165.40
Feb-90          11,708.95           11,509.44           11,026.05
Feb-91          12,788.46           12,350.91           11,832.17
Feb-92          14,066.52           13,755.95           13,178.20
Feb-93          16,002.67           15,776.30           15,113.69
Feb-94          16,887.10           16,616.90           15,918.99
Feb-95          17,205.76           16,793.49           16,088.16
Feb-96          19,107.08           18,509.09           17,726.92
Feb-97          20,331.95           19,252.87           18,444.25
Feb-98          22,192.00           20,742.00           19,869.00
-----------------------------------------------------------------

-Lehman Brothers Municipal Bond Index - $22,192
-Nuveen New York Insured Municipal Bond Fund (NAV) - $20,742
-Nuveen New York Insured Municipal Bond Fund (Offer) - $19,869

Past results are not predictive of future performance.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust II:

We have audited the accompanying statements of net assets of Nuveen Flagship Multistate Trust II (comprising the Nuveen Flagship New York and Nuveen New York Insured Municipal Bond Funds) (a Massachusetts business trust), including the portfolios of investments, as of February 28, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Flagship Multistate Trust II, as of February 28, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 15, 1998


                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organizations -- 11.6%

          $   500,000    Dormitory Authority of the State of New York,          7/98 at 102        Baa1   $  517,465
                           City University Refunding Bonds, 1988B Issue,
                           8.200%, 7/01/13

            2,000,000    Dormitory Authority of the State of New York,          5/00 at 102          A-    2,174,300
                           State University Educational Facilities Revenue
                           Bonds, Series 1990A, 7.400%, 5/15/01

              750,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1      921,878
                           City University System, Second General
                           Resolution Revenue Bonds, Series 1990C,
                           7.500%, 7/01/10

              500,000    Dormitory Authority of the State of New York,          7/01 at 102        Baa1      550,335
                           Revenue Bonds, State University Athletic
                           Facility Issue, Series 1991, 7.250%, 7/01/21

            2,000,000    Dormitory Authority of the State of New York,         No Opt. Call          A-    2,151,180
                           State University Educational Facilities Revenue
                           Bonds, Series 1993A, 5.500%, 5/15/08

            1,500,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1    1,622,625
                           City University System, Second General
                           Resolution Revenue Bonds, Series 1993A,
                           5.750%, 7/01/07

                         Dormitory Authority of the State of New York,
                         State University Educational Facilities Revenue
                         Bonds, Series 1993B:
            1,125,000      5.250%, 5/15/09                                     No Opt. Call          A-    1,183,894
            1,000,000      5.250%, 5/15/19                                     No Opt. Call          A-    1,031,060

            2,100,000    Dormitory Authority of the State of New York,          7/04 at 102          A1    2,337,636
                           University of Rochester, Revenue Bonds, Series
                           1994A, 6.500%, 7/01/19

                         Dormitory Authority of the State of New York,
                         Revenue Bonds, Upstate Community Colleges,
                         Series 1995A:
            2,195,000      6.500%, 7/01/07                                     No Opt. Call        Baa1    2,492,642
            1,000,000      6.250%, 7/01/25                                      7/05 at 102        Baa1    1,085,370

            1,750,000    Town of Brookhaven, Industrial Development             3/03 at 102         BBB    1,891,173
                           Agency, 1993 Civic Facility Revenue Bonds
                           (Dowling College/The National Aviation and
                           Transportation Center Civic Facility),
                           6.750%, 3/01/23

            2,470,000    Dutchess County, Industrial Development               11/03 at 102           A    2,759,459
                           Agency, Civic Facility Revenue Bonds
                           (the Bard College Project), Series 1992,
                           7.000%, 11/01/17

            1,000,000    City of Rochelle, Industrial Development               7/02 at 102        Baa2    1,078,810
                           Agency, Civic Facility Revenue Bonds
                           (College of New Rochelle Project - 1992
                           Series), 6.625%, 7/01/12

              215,000    New York City Industrial Development Agency,          11/01 at 102         AAA      233,574
                           Civic Facility Revenue Bonds (Federation
                           Protestant Welfare), Series 1991, 6.950%,
                           11/01/11

                         New York City Industrial Development Agency,
                         Civic Facility Revenue Bonds (College of New
                         Rochelle Project), Series 1995:
            1,000,000      6.200%, 9/01/10                                      9/05 at 102        Baa2    1,092,130
            1,000,000      6.300%, 9/01/15                                      9/05 at 102        Baa2    1,052,570

            3,515,000    Suffolk County, Industrial Development Agency,         6/04 at 102         BBB    3,716,972
                           Civic Facility Revenue Bonds (Dowling College
                           Civic Facility), Series 1994, 6.625%, 6/01/24

            1,000,000    Suffolk County, Industrial Development Agency,        12/06 at 102         BBB    1,076,160
                           Civic Facility Revenue Refunding Bonds
                           (Dowling College Civic Facility), Series 1996,
                           6.700%, 12/01/20
--------------------------------------------------------------------------------------------------------------------
                         Forest and Paper Products -- 0.3%

              750,000    Jefferson County Industrial Development Agency,       11/02 at 102        Baa1      831,465
                           Multi-Modal Interchangeable Rate, Solid Waste
                           Disposal Revenue Bonds (Champion International
                           Corporation Project), Series 1990, 7.200%,
                           12/01/20 (Alternative Minimum Tax)


                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Health Care - 14.9%

           $  500,000    Dormitory Authority of the State of New York,          2/00 at 100         AAA   $  511,295
                           Hospital Revenue Bonds, Long Island Jewish
                           Medical Center (FHA Insured Mortgage),
                           Series 1988, 7.750%, 8/15/27

            1,000,000    Dormitory Authority of the State of New York,         No Opt. Call         Baa    1,082,710
                           NYACK Hospital, Revenue Bonds, Series 1996,
                           6.000%, 7/01/06

            3,300,000    Dormitory Authority of the State of New York,          2/07 at 102         AAA    3,521,232
                           Menorah Campus, Inc., FHA-Insured Mortgage
                           Nursing Home Revenue Bonds, Series 1997,
                           5.950%, 2/01/17

            2,250,000    Dormitory Authority of the State of New York,          2/07 at 102         Aaa    2,371,590
                           The Rosalind and Joseph Gurwin Jewish Geriatric
                           Center of Long Island, Inc., FHA-Insured Mortgage
                           Nursing Home Revenue Bonds, Series 1997, 5.700%,
                           2/01/37

            2,000,000    Dormitory Authority of the State of New York,          2/08 at 101         Aaa    1,929,920
                           The New York and Presbyterian Hospital,
                           FHA-Insured Mortgage Hospital Revenue Bonds,
                           Series 1998, 5.000%, 8/01/32

            3,000,000    Dormitory Authority of the State of New York,      2/08 at 101 1/2        Baa1    2,996,070
                           Secured Hospital Revenue Refunding Bonds,
                           Series 1998, 5.300%, 2/15/20

              375,000    New York State Medical Care Facilities Finance         8/99 at 100          Aa      383,636
                           Agency, Hospital and Nursing Home Insured
                           Mortgage Revenue Bonds, 1987 Series A, 8.000%,
                           2/15/27

              995,000    New York State Medical Care Facilities Finance         8/98 at 102         AAA    1,032,104
                           Agency, Albany Medical Center Hospital Project
                           Revenue Bonds, 1987 Series A, 8.000%, 2/15/28

              965,000    New York State Medical Care Facilities Finance         8/99 at 102          AA    1,026,934
                           Agency, Hospital and Nursing Home, Insured
                           Mortgage Revenue Bonds, 1989 Series B, 7.350%,
                           2/15/29

              495,000    New York State Medical Care Facilities Finance         8/01 at 102          AA      545,322
                           Agency, Hospital and Nursing Home, Insured
                           Mortgage Revenue Bonds, 1991 Series A, 7.450%,
                           8/15/31

            2,000,000    New York State Medical Care Facilities Finance         8/02 at 102         AAA    2,127,880
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series B, 6.200%,
                           8/15/22

            1,440,000    New York State Medical Care Facilities Finance         2/03 at 102         AAA    1,591,546
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1992 Series D, 6.450%,
                           2/15/09

            2,500,000    New York State Medical Care Facilities Finance         2/04 at 102         AAA    2,691,650
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1994 Series A, 6.200%,
                           2/15/21

            1,000,000    New York State Medical Care Facilities Finance        11/05 at 102          Aa    1,115,040
                           Agency, Health Center Projects Revenue Bonds
                           (Secured Mortgage Program), 1995 Series A,
                           6.375%, 11/15/19

            1,000,000    New York State Medical Care Facilities Finance         2/05 at 102          AA    1,070,480
                           Agency, FHA-Insured Mortgage Project Revenue
                           Bonds, 1995 Series B, 6.100%, 2/15/15

            2,410,000    New York State Medical Care Facilities Finance         8/04 at 102         AAA    2,637,866
                           Agency, Hospital and Nursing Home, FHA-Insured
                           Mortgage Revenue Bonds, 1994 Series C, 6.400%,
                           8/15/14

            1,000,000    New York State Medical Care Facilities Finance        No Opt. Call        BBB+    1,054,010
                           Agency, Brookdale Hospital Medical Center,
                           Secured Hospital Revenue Bonds, 1995 Series A,
                           6.400%, 2/15/01

            1,000,000    New York City, Health and Hospitals Corporation,       2/03 at 102        BBB-    1,052,550
                           Health System Bonds, 1993 Series A, 6.300%,
                           2/15/20

            5,345,000    New York City Industrial Development Agency,           7/02 at 102          AA    5,744,753
                           Civic Facility Revenue Bonds (1992 The
                           Lighthouse, Inc. Project), 6.500%, 7/01/22

            2,285,000    Newark-Wayne Community Hospital, Inc., Hospital        9/03 at 102         N/R    2,473,056
                           Revenue Improvement and Refunding Bonds,
                           Series 1993A, 7.600%, 9/01/15


 Principal                                                                                   Optional Call                  Market
    Amount   Description                                                                        Provisions*  Ratings**       Value
----------------------------------------------------------------------------------------------------------------------------------
             Transportation -- 3.9%

$  500,000   Albany Parking Authority, Aggregate Principal Amount (Green and Hudson            9/01 at 102         A    $  540,735
               Garage Project), Parking Revenue Refunding Bonds, Series 1991A,
               7.150%, 9/15/16
 4,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,      707 at 101 1/2       Aaa     4,260,640
               Series 1997A, 5.750%, 7/01/21
 1,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,          7/06 at 102       Aaa     1,108,850
               Series A, 6.100%, 7/01/21
 2,000,000   New York City Industrial Development Agency, Special Facility Revenue Bonds,      1/04 at 102         A     2,121,720
               Series 1994 (Terminal One Group Association, L.P. Project), 6.125%, 1/01/24
               (Alternative Minimum Tax)
 1,500,000   The Port Authority of New York and New Jersey, Special Project Bonds Series 6,   12/07 at 100       Aaa     1,580,010
               JFK International Air Terminal LLC Project, 5.750%, 12/01/25 (Alternative
               Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed -- 13.1%

 2,135,000   Dormitory Authority of the State of New York, United Health Services, Inc.,       2/00 at 102       AAA     2,311,522
               FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
               (Pre-refunded to 2/01/00)
 1,000,000   Dormitory Authority of the State of New York, City University System              7/00 at 102       Aaa     1,099,810
               Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20
               (Pre-refunded to 7/01/00)
   400,000   Dormitory Authority of the State of New York, Menorah Campus, Inc.,               8/01 at 102       AAA       449,648
               FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
               (Pre-refunded to 8/01/01)
   250,000   Dormitory Authority of the State of New York, Department of Health Revenue        7/01 at 102   Baa1***       278,768
               Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21
               (Pre-refunded to 7/01/01)
   300,000   Dormitory Authority of the State of New York, State of New York Department of     7/01 at 102   Baa1***       339,162
               Education Revenue Bonds, Series 1991, 7.750%, 7/01/21
               (Pre-refunded to 7/01/01)
   985,000   Dormitory Authority of the State of New York, Dormitory Revenue Bonds,            7/04 at 102       Aaa     1,173,105
               State University Issue, Series X, 7.400%, 7/01/24 (Pre-refunded to 7/01/04)
   200,000   New York State Housing Finance Agency, State University Construction             No Opt. Call       Aaa       257,862
               Refunding Bonds, 1986 Series A, 8.000%, 5/01/11
 1,660,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds           11/00 at 102       Aaa     1,861,939
               (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
               (Pre-refunded to 11/01/00)
 1,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing       8/98 at 102       AAA     1,038,830
               Home, FHA-Insured Mortgage Revenue Bonds, 1988 Series C, 7.700%,
               2/15/22 (Pre-refunded to 8/15/98)
 1,460,000   New York State Medical Care Facilities Finance Agency, Mental Health Sevices      2/01 at 102       Aaa     1,626,455
               Facilities Improvement Revenue Bonds, 1991 Series A, 7.500%, 2/15/21
               (Pre-refunded to 2/15/01)
    50,000   New York State Medical Care Facilities Finance Agency, Mental Health Services     2/00 at 102       Aaa        54,566
               Facilities Improvement Revenue Bonds, 1990 Series A, 7.750%, 2/15/20
               (Pre-refunded to 2/15/00)


                                                Portfolio of Investments
                                                February 28, 1998
                                                Nuveen Flagship New York--continued

 Principal                                                                                      Optional Call                 Market
    Amount    Description                                                                         Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- continued

$1,250,000    New York State Medical Care Facilities Agency, New York Downtown Hospital,          2/05 at 102   BBB+***   $1,444,650
                Secured Hospital Revenue Bonds, 1995 Series A, 6.700%, 2/15/12
                (Pre-refunded to 2/15/05)

              New York State Medical Care Facilities Finance Agency, New York Hospital,
              FHA-Insured Mortgage Revenue Bonds, 1994 Series A (AMBAC Insured Series):
 1,000,000      6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                         2/05 at 102       Aaa    1,161,980
 1,000,000      6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                         2/05 at 102       Aaa    1,164,700

 2,700,000    New York State Medical Care Facilities Finance Agency, Hospital Medical             2/05 at 102   BBB+***    3,135,807
                Center, Secured Hospital Revenue Bonds, Series 1995-A, 6.800%, 8/15/12
                (Pre-refunded to 2/15/05)

 1,000,000    New York State Urban Development Corporation, Correctional Capital                  1/00 at 102       Aaa    1,083,420
                Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

 2,000,000    New York State Urban Development Corporation, Project Revenue Bonds                 1/01 at 102   Baa1***    2,233,680
                (Clarkson Center), Series 1990, 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

 2,900,000    New York State Urban Development Corporation, State Facilities Revenue              4/01 at 102       Aaa    3,243,389
                Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

   300,000    State of New York, Serial Bonds, Series 1991, 7.300%, 3/01/12                       3/01 at 102      A***      332,891
                (Pre-refunded 3/01/01)

 1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,           7/02 at 102       Aaa    1,103,790
                Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

 1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,       7/04 at 101 1/2       Aaa    1,131,790
                Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

 1,000,000    Metropolitan Transportation Authority (New York), Commuter Facilities, 1987         7/00 at 102       Aaa    1,099,170
                Service Contract Bonds, Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

 1,025,000    Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,            7/02 at 102       Aaa    1,141,490
                Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

   415,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series B, 7.000%,       8/04 at 101       Aaa      482,984
                8/15/16 (Pre-refunded to 8/15/04)

   550,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series B,           2/02 at 101 1/2     A3***      623,463
                7.500%, 2/01/06 (Pre-refunded to 2/01/02)

 1,500,000    New York City Municipal Water Finance Authority (New York), Water               6/01 at 101 1/2       Aaa    1,691,640
                and Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                (Pre-refunded to 6/15/01)

 1,000,000    Orangetown Housing Authority (Rockland County, New York), Housing Facilities       10/00 at 102      A***    1,111,000
                Revenue Bonds (Orangetown Senior Housing Center-1990 Series),
                7.600%, 4/01/30 (Pre-refunded to 10/01/00)



 Principal                                                                                    Optional Call               Market
    Amount  Description                                                                          Provisions*  Ratings**    Value
----------------------------------------------------------------------------------------------------------------------------------
            Housing/Multifamily -- 4.9%
$  750,000  Dormitory Authority of the State of New York, GNMA Collateralized Revenue           2/99 at 102       AAA   $  787,568
              Bonds (Park Ridge Housing, Inc. Project), Series 1989, 7.850%, 2/01/29
 2,250,000  New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds,      5/06 at 102       Aaa    2,434,860
              1996 Series A Refunding, 6.125%, 11/01/20
            New York State Housing Finance Agency, Insured Multi-Family Mortgage
            Housing Revenue Bonds, 1992 Series A:
 1,650,000    6.950%, 8/15/12                                                                   8/02 at 102        AA    1,780,367
   500,000    7.000%, 8/15/22                                                                   8/02 at 102        AA      535,330
 1,000,000  New York State Housing Finance Agency, Multi-Family Housing Revenue Bonds           2/04 at 102       Aa2    1,064,570
              (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14
 1,000,000  New York State Urban Development Corporation, Section 236 Revenue Bonds,            1/02 at 102       Aaa    1,101,750
              Series 1992A, 6.750%, 1/01/26
 1,000,000  City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding            7/01 at 102       Aaa    1,044,730
              Bonds, Series 1994A (Washington Towers -- FHA-Insured Mortgage),
              6.500%, 1/01/23
 2,000,000  New York City Housing Development Corporation, Multi-Family Mortgage                4/03 at 102       AAA    2,131,620
              Revenue Bonds (FHA Insured Mortgage Loan), 1993 Series A,
              6.550%, 10/01/15
 1,250,000  New York City Housing Development Corporation, Multi-Unit Mortgage                  6/01 at 102       AAA    1,331,250
              Refunding Bonds (FHA Insured Mortgage Loan), 1991 Series A,
              7.350%, 6/01/19
----------------------------------------------------------------------------------------------------------------------------------
            Housing/Single Family -- 1.6%
   380,000  State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth Series E,          4/98 at 102       Aaa      388,219
              8.100%, 10/01/17
   250,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                2/01 at 102       Aa2      269,658
              Series MM-1, 7.950%, 10/01/21 (Alternative Minimum Tax)
 1,500,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                9/04 at 102       Aa2    1,620,450
              Series 43, 6.450%, 10/01/17
   595,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                4/01 at 102       Aa2      633,348
              1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)
 1,000,000  State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,                3/05 at 102       Aa2    1,083,530
              1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
            Long Term Care -- 5.3%
 2,000,000  Dormitory Authority of the State of New York, Bishop Henry R. Hucles Nursing        7/06 at 102       Aa2    2,151,480
              Home, Inc., Revenue Bonds, Series 1996, 6.000%, 7/01/24
   650,000  Town of Hempstead Industrial Development Agency, Civic Facility Revenue            10/99 at 102       Aa2      687,538
              Bonds (United Cerebral Palsy Association of Nassau County, Inc., Civic Facility
              Project-1989 Series), 7.500%, 10/01/09
   245,000  Dormitory Authority of the State of New York, Iroquis Nursing Home Insured Revenue  2/01 at 102       AA-      264,440
              Bonds, Series 1991, 7.000%, 2/01/15
 2,500,000  Dormitory Authority of the State of New York, W.K. Nursing Home Corporation,        8/06 at 102       AAA    2,659,700
              FHA-Insured Mortgage Revenue Bonds, Series 1996, 5.950%, 2/01/16

                         Portfolio of Investments
                         February 28, 1998
                         Nuveen Flagship New York - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Long Term Care - continued

           $5,000,000    Syracuse Housing Authority (Syracuse, New York),       2/08 at 102         AAA   $5,232,250
                           FHA-Insured Mortgage Revenue Bonds (Loretto
                           Rest Residential Health Care Facility Project),
                           Series 1997A, 5.800%, 8/01/37

            2,100,000    UFA Development Corporation, Utica, New York,          7/04 at 102         Aa2    2,208,842
                           FHA-Insured Mortgage Revenue Bonds, Series
                           1993 (Loretto-Utica Project), 5.950%, 7/01/35
--------------------------------------------------------------------------------------------------------------------
                         Other Revenue - 1.0%

            2,225,000    Dormitory Authority of the State of New York,         No Opt. Call        Baa1    2,412,078
                           City University Refunding Bonds, 1993C Issue,
                           5.750%, 7/01/12
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/General - 4.8%

               45,000    The City of New York, General Obligation Bonds,    8/02 at 101 1/2         Aaa       49,735
                           Fiscal 1992 Series C, Fixed Rate Bonds,
                           Subseries C1, 6.625%, 8/01/13

               40,000    The City of New York, General Obligation Bonds,   11/01 at 101 1/2          A3       45,541
                           Fiscal 1991 Series F, 8.250%, 11/15/19

                         The City of New York, General Obligation Bonds,
                         Fiscal 1996 Series G:
            2,000,000      5.750%, 2/01/17                                  2/06 at 101 1/2          A3    2,085,960
            2,500,000      5.750%, 2/01/20                                  2/06 at 101 1/2          A3    2,605,475

            1,000,000    The City of New York, General Obligation Bonds,    2/06 at 101 1/2          A3    1,042,980
                           Fiscal 1996 Series F, 5.750%, 2/01/19

            1,750,000    The City of New York, General Obligation Bonds,   11/06 at 101 1/2          A3    1,872,413
                           Fiscal 1997 Series D, 5.875%, 11/01/11

              585,000    The City of New York, General Obligation Bonds,        8/04 at 101          A3      676,342
                           Fiscal 1995 Series B, 7.000%, 8/15/16

            1,000,000    The City of New York, General Obligation Bonds,        8/07 at 101          A3    1,010,600
                           Fiscal 1998 Series D, 5.375%, 8/01/17

            1,450,000    The City of New York, General Obligation Bonds,    2/02 at 101 1/2          A3    1,622,652
                           Fiscal 1992 Series B, 7.500%, 2/01/06

                         South Orangetown Central School District,
                         Rockland County, New York, Serial General
                         Obligation Bonds, Series 1990:
              390,000      6.875%, 10/01/08                                    No Opt. Call           A      467,536
              390,000      6.875%, 10/01/09                                    No Opt. Call           A      470,781
--------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited - 28.2%

            2,250,000    Dormitory Authority of the State of New York,    4/14 at 115 21/32        Baa1    2,625,638
                           Judicial Facilities Lease Revenue Bonds
                           (Suffolk County Issue), Series 1991A,
                           9.500%, 4/15/14

            2,225,000    Dormitory Authority of the State of New York,      5/03 at 101 1/2        Baa1    2,282,961
                           Court Facilities Lease Revenue Bonds (The
                           City of New York Issue), Series 1993A,
                           5.700%, 5/15/22

            1,000,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    1,077,810
                           State University Educational Facilities,
                           Revenue Bonds, Series 1994B, 6.250%, 7/01/24

            2,900,000    Dormitory Authority of the State of New York,          7/04 at 102        Baa1    2,930,682
                           State Department of Health of the  State of
                           New York, Revenue Bonds, Series 1994, 5.500%,
                           7/01/23

            1,500,000    Dormitory Authority of the State of New York,          7/05 at 102        Baa1    1,688,820
                           State Department of Health of the State of
                           New York, Revenue Bonds, Series 1995, 6.625%,
                           7/01/24

            2,500,000    Dormitory Authority of the State of New York,          2/07 at 102          A-    2,577,350
                           Mental Health Services Facilities
                           Improvement, Revenue Bonds, Series 1997B,
                           5.625%, 2/15/21


   Principal                                                                                  Optional Call                   Market
      Amount  Description                                                                       Provisions*  Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued
$  3,000,000  New York Local Government Assistance Corporation, Series 1993 B,                  4/04 at 100         A+  $  2,899,980
                Refunding Bonds, 5.000%, 4/01/23
   3,500,000  New York Local Government Assistance Corporation (A Public Benefit                4/03 at 102        Aaa     3,420,130
                Corporation of the State of New York), Series 1993C Refunding
                Bonds, 5.000%, 4/01/21
   2,000,000  New York Medical Care Facilities Finance Agency, Mental Health Services           2/02 at 100        Aaa     2,027,640
                Facilities Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21
   1,545,000  New York State Environmental Facilities Corporation, State Park                   3/03 at 101       Baa1     1,606,028
                Infrastructure Special Obligation Bonds, Series 1993 A, 5.750%, 3/15/13
     340,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds           11/00 at 102       BBB+       375,537
                (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
   1,000,000  New York State Housing Finance Agency, Health Facilities Revenue Bonds        5/06 at 101 1/2       BBB+     1,092,610
                (New York City), 1996 Series A Refunding, 6.000%, 11/01/08
   2,990,000  New York State Housing Finance Agency, Service Contract Obligation Revenue        9/03 at 102       Baa1     3,143,178
                Bonds, 1993 Series C Refunding, 5.875%, 9/15/14
   2,000,000  New York State Housing Finance Agency, Service Contract Obligation Revenue        9/05 at 102       Baa1     2,198,660
                Bonds, 1995 Series A, 6.375%, 9/15/15
     110,000  New York State Medical Care Facilities Finance Agency, Mental Health Services     2/00 at 100         A-       112,507
                Facilities Improvement Revenue Bonds, 1988 Series A, 7.700%, 2/15/18
   1,500,000  New York State Medical Care Facilities Finance Agency, Mental Health Services     8/04 at 102         A-     1,644,780
                Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%, 8/15/24
   5,090,000  New York State Urban Development Corporation, Correctional Capital Facilities     1/03 at 102       Baa1     5,161,973
                Revenue Bonds, 1993 Refunding Series, 5.500%, 1/01/15
   7,500,000  New York State Urban Development Corporation, Correctional Capital Facilities     1/04 at 102       Baa1     7,401,225
                Revenue Bonds, 1993A Refunding Series, 5.250%, 1/01/21
   1,000,000  New York State Urban Development Corporation, Project Revenue Bonds               1/06 at 102       Baa1     1,083,590
                (Onondaga County Convention Center), Refunding Series 1995,
                6.250%, 1/01/20
     250,000  State of New York Municipal Bond Bank Agency, Special Program Bonds (City of      9/01 at 102       BBB+       271,905
                Buffalo), 1991 Series A, 6.875%, 3/15/06
     250,000  State of New York Municipal Bond Bank Agency, Special Program Revenue             9/01 at 102         A+       273,133
                Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11
     300,000  Albany Housing Authority, City of Albany, New York, Limited Obligation Bonds,    10/05 at 102       Baa1       309,375
                Series 1995, 5.850%, 10/01/07
     485,000  City of Albany Industrial Development Agency, Lease Revenue Bonds (The New       No Opt. Call        N/R       562,581
                York State Assembly Building Project), 1991 Series A-1, 7.750%, 1/01/10
   1,500,000  Albany Parking Authority, Aggregate Principal Amount, Parking Revenue            No Opt. Call       Baa1       544,140
                Refunding Bonds, Series 1992A, 0.000%, 11/01/17
   1,600,000  County of Franklin Industrial Development Agency, Lease Revenue Bonds (County    11/02 at 102       BBB-     1,749,888
                Correctional Facility Project), Series 1992, 6.750%, 11/01/12
   2,500,000  Housing New York Corporation, Senior Revenue Refunding Bonds, Series 1993,       11/03 at 102         AA     2,444,050
                5.000%, 11/01/13
   4,000,000  Metropolitan Transportation Authority (New York), Transit Facilities Service  7/03 at 101 1/2       Baa1     4,130,120
                Contract Bonds, Series P, 5.750%, 7/01/15

                     Portfolio of Investments
                     February 28, 1998
                     Nuveen Flagship New York -- continued


 Principal                                                                                    Optional Call                  Market
    Amount    Description                                                                        Provisions*  Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited -- continued

$  2,000,000  Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,        7/07 at 101      Baa1    $  2,005,740
                1998 Series B, 5.375%, 7/01/21
   3,500,000  New York City Transitional Finance Authority, Future Tax Secured                 8/07 at 101        AA       3,394,965
                Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27
   2,000,000  34th Street Partnership, Inc., 34th Street Business Improvement                  1/03 at 102        A1       2,021,420
                District, Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23
     500,000  Triborough Bridge and Tunnel Authority, Convention Center                       No Opt. Call      Baa1         599,595
                Project Bonds, Series E, 7.250%, 1/01/10
              Triborough Bridge and Tunnel Authority (New York), Special
              Obligation Refunding Bonds, Series 1991B:
   2,000,000    7.100%, 1/01/10                                                                1/01 at 102        A1       2,192,200
   2,000,000    7.000%, 1/01/10                                                                1/01 at 102       Aaa       2,188,800
   2,000,000  New York City Industrial Development Agency, Civic Facility                     12/02 at 102       BBB       2,152,660
                Revenue Bonds (1992 Jewish Board of Family and Children's Services, Inc.
                Project), 6.750%, 12/15/12
------------------------------------------------------------------------------------------------------------------------------------
              Utilities -- 5.4%
   1,250,000  New York State Energy Research and Development Authority,                        6/02 at 102       BB+       1,364,274
                Electric Facilities Revenue Bonds (Long Island Lighting Company
                Project), 1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)
     500,000  New York State Energy Research and Development Authority, Electric Facilities    1/03 at 102       BB+         544,774
                Revenue Bonds (Long Island Lighting Company Project), 1992 Series D, 6.900%,
                8/01/22 (Alternative Minimum Tax)
     350,000  New York State Energy Research and Development Authority, Electric Facilities    1/00 at 101        A1         371,836
                Revenue Bonds Series 1991 (Consolidated Edison Company of New York, Inc.
                Project), 7.500%, 1/01/26 (Alternative Minimum Tax)
   2,435,000  New York State Energy Research and Development Authority,  Adjustable Rate       7/05 at 102       Aaa       2,646,917
                Pollution Control Revenue Bonds (New York State Electric and Gas Corporation
                Project), 1987 Series A, 6.150%, 7/01/26 (Alternative Minimum Tax)
   1,000,000  New York State Energy Research and Development Authority, Refunding Revenue     10/03 at 102        A1       1,005,210
                Bonds, Series 1993 C (Consolidated Edison Company of New York, Inc. Project),
                5.375%, 9/15/22 (Alternative Minimum Tax)
   1,500,000  New York State Energy Research and Development Authority,                        7/05 at 102       Aaa       1,642,514
                Facilities Refunding Revenue Bonds, Series 1995 (Consolidated Edison
                Company of New York, Inc. Project), 6.100%, 8/15/20
   4,000,000  New York City Industrial Development Agency, Industrial Development Revenue     10/08 at 102      BBB-       4,116,120
                Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project), Series 1997,
                5.650%, 10/01/28 (Alternative Minimum Tax)
     750,000  Onondaga County Resource Recovery Agency, System Revenue Bonds (Development      5/02 at 102       Baa         812,820
                Costs-1992 Series), 7.000%, 5/01/15 (Alternative Minimum Tax)
   1,000,000  Puerto Rico Electric Power Authority, Power Revenue Refunding                    7/05 at 102      Baa1       1,027,120
                Bonds, Series Z, 5.500%, 7/01/16



       Principal                                                     Optional Call                                    Market
          Amount   Description                                         Provisions*      Ratings**                      Value
----------------------------------------------------------------------------------------------------------------------------
                   Water and Sewer - 3.5%
                   New York City, New York, Municipal Water Finance
                   Authority, Water and Sewer System Revenue Bonds,
                   Fiscal 1996 Series A:
    $  1,000,000     5.500%, 6/15/23                                   6/05 at 100             A2               $  1,021,600
       1,500,000     6.000%, 6/15/25                                   6/05 at 101             A2                  1,674,690
       2,750,000   New York City, New York, Municipal Water Finance    6/07 at 101             A2                  2,696,622
                     Authority, Water and Sewer Revenue Refunding
                     Bonds, Series 1998-A, 5.125%, 6/15/21
      10,000,000   New York City, New York, Municipal Water Finance   No Opt. Call             A2                  3,176,000
                     Authority, Water and Sewer System Revenue
                     Bonds, Fiscal 1998 Series D, 0.000%, 6/15/20
----------------------------------------------------------------------------------------------------------------------------
    $238,175,000   Total Investments - (cost $223,650,121) - 98.5%                                               245,115,569
================------------------------------------------------------------------------------------------------------------

                   Temporary Investments in Short-Term Municipal Securities - 0.4%
    $  1,000,000   New York State Energy Research and Development                             P-1                  1,000,000
================   Authority, Pollution Control,
                   Niagara Mohawk Power Corporation, Variable Rate
                     Demand Bonds, 3.650%, 3/01/27+
                   ---------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.1%                                                            2,608,782
                   ---------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                            $248,724,351
                   =========================================================================================================

                   * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                   *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                   N/R - Investment is not rated.

                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements
16

                   Portfolio of Investments
                   February 28, 1998
                   Nuveen New York Insured--continued



 Principal                                                                                 Optional Call                Market
    Amount    Description                                                                    Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations--11.0%

$5,000,000    Dormitory Authority of the State of New York, State University                 7/05 at 102      Aaa   $5,047,350
                Dormitory Facilities, Lease Revenue Bonds, Series 1995A,
                5.300%, 7/01/24

 1,265,000    Dormitory Authority of the State of New York, College and                     12/98 at 102      Aaa    1,321,950
                University Revenue (Pooled Capital Program), Series 1985,
                7.800%, 12/01/05

 2,500,000    Dormitory Authority of the State of New York, City University                  7/00 at 102      Aaa    2,702,250
                System, Consolidated Second General Resolution Revenue Bonds,
                Series 1990C, 7.000%, 7/01/14

 5,000,000    Dormitory Authority of the State of New York, New York                         7/01 at 102      Aaa    5,419,750
                University, Insured Revenue Bonds, Series 1991,
                6.250%, 7/01/09

 4,640,000    Dormitory Authority of the State of New York, Mount Sinai                      7/04 at 102      Aaa    4,515,045
                School of Medicine, Insured Revenue Bonds, Series 1994A,
                5.000%, 7/01/21

 5,000,000    Dormitory Authority of the State of New York, City University                  7/03 at 100      Aaa    4,887,800
                System, Consolidated Revenue Bonds, Series 1993F, 5.000%,
                7/01/20

 1,500,000    Dormitory Authority of the State of New York, Sarah Lawrence                   7/05 at 102      Aaa    1,627,485
                College, Revenue Bonds, Series 1995, 6.000%, 7/01/24

 2,000,000    Dormitory Authority of the State of New York, City University                  7/05 at 102      Aaa    2,035,880
                System, Consolidated Third General Resolution Revenue Bonds,
                1995 Series 1, 5.375%, 7/01/25

 2,500,000    Dormitory Authority of the State of New York, Siena College,                   7/07 at 102      Aaa    2,662,900
                Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

 1,350,000    Town of Hempstead Industrial Development Agency, Civic Facility                7/06 at 102      Aaa    1,457,366
                Revenue Bonds (Hofstra University Project--Series 1996),
                5.800%, 7/01/15

 4,840,000    Nassau County Industrial Development Agency, Civic Facility                    8/01 at 102      Aaa    5,305,802
                Revenue Bonds (Hofstra University Project--Series 1991),
                6.750%, 8/01/11

 1,000,000    New York City Industrial Development Agency, Civic Facility                   11/04 at 102      Aaa    1,114,180
                Revenue Bonds (USTA National Tennis Center Incorporated
                Project), 6.375%, 11/15/14

 1,000,000    New York City Industrial Development Agency, Civic Facility                    9/05 at 102      Aaa    1,069,490
                Revenue Bonds (New School For Social Research Project),
                Series 1995A, 5.750%, 9/01/15

 1,145,000    New York City Industrial Development Agency, Civic Facility                    6/07 at 102      Aaa    1,202,708
                Revenue Bonds (Anti-Defamation League Foundation Project),
                Series 1997A, 5.600%, 6/01/17

----------------------------------------------------------------------------------------    -------------     -----     ------
              Health Care--18.0%

 6,460,000    Dormitory Authority of the State of New York, St. Vincent's                    8/05 at 102      Aaa    6,839,460
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1995, 5.800%, 8/01/25

 3,730,000    Dormitory Authority of the State of New York, Maimonides                       2/06 at 102      Aaa    3,946,676
                Medical Center, FHA-Insured Mortgage Hospital Revenue Bonds,
                Series 1996A, 5.750%, 8/01/24

 3,000,000    Dormitory Authority of the State of New York, Millard Fillmore                 8/04 at 105      Aaa    3,055,050
                Hospitals, FHA-Insured Mortgage Hospital Revenue Bonds, Series
                1997, 5.375%, 2/01/17

 5,000,000    Dormitory Authority of the State of New York, The New York and                 2/08 at 101      Aaa    4,824,800
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998, 5.000%, 8/01/32

   995,000    New York State Medical Care Facilities Finance Agency, Albany                  8/98 at 102      AAA    1,032,104
                Medical Center Hospital Project Revenue Bonds, 1987 Series A,
                8.000%, 2/15/28

              17



  Principal                                                                                Optional Call                    Market
     Amount   Description                                                                     Provisions*   Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------------
              Health Care -- continued
$   895,000   New York State Medical Care Facilities Finance Agency, St. Francis Hospital   11/98 at 102        Aaa    $   935,042
                Project Revenue Bonds, 1988 Series A, 7.625%, 11/01/21
  1,945,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing    8/99 at 102         AA      2,069,830
                Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29
  3,200,000   New York State Medical Care Facilities Finance Agency, North Shore            11/00 at 102        Aaa      3,488,352
                University Hospital, Mortgage Project Revenue Bonds, 1990 Series A,
                7.200%, 11/01/20
  2,000,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing    2/99 at 102        Aaa      2,107,540
                Home, FHA-Insured Mortgage Revenue Bonds, 1989 Series A, 7.250%, 2/15/24
  1,670,000   New York State Medical Care Facilities Finance Agency, Our Lady of Victory    11/01 at 102        Aaa      1,821,436
                Hospital Project Revenue Bonds, 1991 Series A, 6.625%, 11/01/16
              New York State Medical Care Facilities Finance Agency, Sisters of Charity
              Hospital of Buffalo Project Revenue Bonds, 1991 Series A:
    500,000     6.600%, 11/01/10                                                            11/01 at 102        Aaa        546,350
  1,550,000     6.625%, 11/01/18                                                            11/01 at 102        Aaa      1,690,554
  1,000,000   New York State Medical Care Facilities Finance Agency, Aurelia Osborn Fox     11/01 at 102        Aaa      1,086,490
                Memorial Hospital Project Revenue Bonds, 1992 Series A, 6.500%, 11/01/19
  3,000,000   New York State Medical Care Facilities Finance Agency, South Nassau           11/02 at 102        Aaa      3,278,730
                Communities Hospital Project Revenue Bonds, 1992 Series A, 6.125%, 11/01/11
  2,500,000   New York State Medical Care Facilities Finance Agency, St. Mary's Hospital    11/03 at 102        Aaa      2,745,550
                (Rochester), Mortgage Project Revenue Bonds, 1994 Series A Refunding,
                6.200%, 11/01/14
  7,890,000   New York State Medical Care Facilities Finance Agency, Montefiore Medical      2/05 at 102        Aaa      8,371,763
                Center, FHA-Insured Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15
              New York City Health and Hospitals Corporation, Health System Bonds,
              1993 Series A:
  2,500,000     5.625%, 2/15/13                                                              2/03 at 102        Aaa      2,623,125
 14,980,000     5.750%, 2/15/22                                                              2/03 at 102        Aaa     15,633,727
----------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily -- 9.1%
              New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
              1996 Series A Refunding:
  5,750,000     6.100%, 11/01/15                                                             5/06 at 102        Aaa      6,234,495
  5,000,000     6.125%, 11/01/20                                                             5/06 at 102        Aaa      5,410,800
    645,000   New York State Housing Finance Agency, Multifamily Housing Revenue Bonds      11/99 at 102        Aaa        676,728
                (AMBAC Insured Program), 1989 Series A, 7.450%, 11/01/28
              New York State Urban Development Corporation, Section 236 Revenue Bonds,
              Series 1992A:
  3,850,000     6.700%, 1/01/12                                                              1/02 at 102        Aaa      4,239,312
  9,650,000     6.750%, 1/01/26                                                              1/02 at 102        Aaa     10,631,888
  5,000,000   Pass-Through Certificates of New York City HDC Multifamily Housing, Limited   11/03 at 100        Aaa      6,010,250
                Obligation Bonds, Series 1991A, 6.500%, 2/20/19

                     Portfolio of Investments
                     February 28, 1998
                     Nuveen New York Insured -- continued


 Principal                                                                            Optional Call                    Market
    Amount     Description                                                              Provisions*     Ratings**       Value
-----------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 1.1%
$   60,000     State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth        1/00 at 100         Aaa    $   60,544
                 Series D, 8.375%, 10/01/17
   390,000     State of New York Mortgage Agency, Mortgage Revenue Bonds, Ninth         4/98 at 102         Aaa       398,436
                 Series E, 8.100%, 10/01/17
 3,500,000     State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,    10/03 at 102         Aaa     3,624,215
                 Series 29-C-1, 5.650%, 4/01/15
-----------------------------------------------------------------------------------------------------------------------------
               Long Term Care -- 0.9%
 1,000,000     Dormitory Authority of the State of New York, United Cerebral            7/02 at 102         Aaa     1,091,120
                 Palsey Association of Westchester County, Inc., Insured
                 Revenue Bonds, Series 1992, 6.200%, 7/01/12
               Dormitory Authority of the State of New York, Sarah Neuman Nursing
               Home, FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997:
 1,000,000       5.375%, 8/01/17                                                        8/07 at 102         Aaa     1,018,350
 1,000,000       5.450%, 8/01/27                                                        8/07 at 102         Aaa     1,024,760
-----------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 7.4%
 1,000,000     City of Buffalo, New York, Refunding Serial Bonds-1991,                  1/01 at 101         Aaa     1,064,180
                 6.150%, 2/01/04
               Camden Central School District, Oneida County, New York,
               School District (Serial) Bonds, 1991:
   500,000       7.100%, 6/15/07                                                       No Opt. Call         Aaa       602,420
   600,000       7.100%, 6/15/08                                                       No Opt. Call         Aaa       731,568
   600,000       7.100%, 6/15/09                                                       No Opt. Call         Aaa       736,650
   275,000       7.100%, 6/15/10                                                       No Opt. Call         Aaa       339,446
   500,000     Greece Central School District, Monroe County, New York, General        No Opt. Call         Aaa       566,540
                 Obligation Bonds, School District (Serial) Bonds, 1992,
                 6.000%, 6/15/09
               Town of Halfmoon, Saratoga County, New York, Public Improvement
               (Serial) Bonds, 1991:
   385,000       6.500%, 6/01/09                                                       No Opt. Call         Aaa       455,216
   395,000       6.500%, 6/01/10                                                       No Opt. Call         Aaa       468,585
   395,000       6.500%, 6/01/11                                                       No Opt. Call         Aaa       469,505
               Middle Country Central School, District at Centereach in the
               Town of Brookhaven, Suffolk County, N.Y., School District
                 (Serial) Bonds, 1991:
   475,000       6.900%, 12/15/07                                                      No Opt. Call         Aaa       575,339
   475,000       6.900%, 12/15/08                                                      No Opt. Call         Aaa       578,598
               Mount Sinai Union Free School District, County of Suffolk,
               New York, School District Refunding (Serial) Bonds, 1992:
   500,000       6.200%, 2/15/15                                                       No Opt. Call         Aaa       577,440
 1,035,000       6.200%, 2/15/16                                                       No Opt. Call         Aaa     1,194,504
 1,500,000     County of Nassau, New York, General Obligation Serial Bonds,             8/04 at 103         Aaa     1,622,355
                 Serial General Improvement Bonds, Series O, 5.700%, 8/01/13
 1,020,000     City of New Rochelle, Westchester County, New York, General              8/04 at 102         Aaa     1,125,580
                 Obligation Bonds, Public Improvement Bonds, 1994 Series B,
                 6.200%, 8/15/22
 1,000,000     The City of New York, General Obligation Bonds, Fiscal 1992          8/02 at 101 1/2         Aaa     1,089,820
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10


 Principal                                                                                 Optional Call                    Market
    Amount     Description                                                                    Provisions*  Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- continued

$   75,000     The City of New York, General Obligation Bonds, Fiscal 1992                   8/02 at 101 1/2   Aaa      $   82,892
                 Series C, 6.625%, 8/01/12

 1,590,000     City of Niagara Falls, Niagara County, New York, Public                       3/04 at 102       Aaa       1,810,644
                 Improvement (Serial) Bonds, 1994, 6.900%, 3/01/21

               Town of North Hempstead, Nassau County, New York, General
               Obligation Refunding Serial Bonds, 1992 Series B:
 1,500,000       6.375%, 4/01/09                                                            No Opt. Call       Aaa       1,745,595
 1,505,000       6.400%, 4/01/14                                                            No Opt. Call       Aaa       1,772,770

               NYACK Union Free School District, Rockland County, New York,
               School District Serial Bonds 1992:
   625,000       6.500%, 4/01/12                                                             4/02 at 102       Aaa         686,588
   625,000       6.500%, 4/01/13                                                             4/02 at 102       Aaa         686,588
   625,000       6.500%, 4/01/14                                                             4/02 at 102       Aaa         685,844

               Rensselaer County, New York, General Obligation Serial Bonds,
               Series 1991:
   960,000       6.700%, 2/15/13                                                            No Opt. Call       Aaa       1,158,883
   960,000       6.700%, 2/15/14                                                            No Opt. Call       Aaa       1,161,792
   960,000       6.700%, 2/15/15                                                            No Opt. Call       Aaa       1,163,760

               Rondout Valley Central School District at Accord, Ulster
               County, New York, General Obligation, School District
               (Serial) Bonds, 1991:
   550,000       6.800%, 6/15/06                                                            No Opt. Call       Aaa         644,078
   550,000       6.850%, 6/15/07                                                            No Opt. Call       Aaa         652,911
   550,000       6.850%, 6/15/08                                                            No Opt. Call       Aaa         659,934
   550,000       6.850%, 6/15/09                                                            No Opt. Call       Aaa         663,839
   550,000       6.850%, 6/15/10                                                            No Opt. Call       Aaa         666,771

   600,000     County of Suffolk, New York, General Obligation Refunding (Serial)            5/03 at 102       Aaa         651,798
                 Bonds, Public Improvement Refunding Bonds, 1993 Series B,
                 6.150%, 5/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 10.9%

 2,500,000     Dormitory Authority of the State of New York, Mental Health Services          8/07 at 101       Aaa       2,475,550
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

 2,300,000     Empire Development Corporation, New York State Urban                          1/06 at 102       Aaa       2,342,964
                 Development Corporation, Correctional Capital Facilities Revenue
                 Bonds, Series 6, 5.375%, 1/01/25

 3,280,000     New York Local Government Assistance Corporation                               4/04 at 100       Aaa       3,201,936
                 (A Public Benefit Corporation of the State of New York), Series 1993 B,
                 Refunding Bonds, 5.000%, 4/01/23

 2,000,000     New York Local Government Assistance Corporation (A Public Benefit            4/03 at 102       Aaa       1,954,360
                 Corporation of the State of New York), Series 1993C Refunding Bonds,
                 5.000%, 4/01/21

 6,145,000     New York State Medical Care Facilities Finance Agency, Mental                 12/02 at 102       Aaa       6,690,307
                 Health Services Facilities, Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17

 2,815,000     New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102       Aaa       3,052,136
                 Health Services Facilities, Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18

 1,000,000     New York State Medical Care Facilities Finance Agency, Mental                 8/04 at 102       Aaa       1,088,990
                 Health Services Facilities, Improvement Revenue Bonds, 1994 Series D,
                 6.150%, 2/15/15

 2,000,000     New York State Medical Care Facilities Finance Agency, Mental                 2/04 at 102       Aaa       1,997,440
                 Health Services Facilities, Improvement Revenue Bonds, 1993 Series F
                 Refunding, 5.250%, 2/15/19

                             Portfolio of Investments
                             February 28, 1998
                             Nuveen New York Insured -- continued


  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- continued

 $4,000,000    New York State Urban Development Corporation Revenue Bonds (Sports            4/06 at 102          Aaa     $4,137,560
                Facility Assistance Program), 1996 Series A, 5.500%, 4/01/19
  2,500,000    Battery Park City Authority, Senior Revenue Refunding Bonds,                 11/03 at 102          Aaa      2,517,075
                Series 1993A, 5.250%, 11/01/17
  1,000,000    Metropolitan Transportation Authority, Transit Facilities Service             7/98 at 102          Aaa      1,032,450
                Contract Bonds, Series L, 7.500%, 7/01/17
  8,650,000    Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102          Aaa      9,397,879
                Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 7.4%

  7,300,000    New York State Thruway Authority, General Revenue Bonds, Series A,            1/02 at 102          Aaa      7,615,287
                5.750%, 1/01/19
  2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System             1/05 at 101          Aaa      2,369,363
                Revenue Bonds, Series 1995, 5.750%, 1/01/25
  4,000,000    Metropolitan Transportation Authority, Commuter Facilities                    7/05 at 101          Aaa      4,205,560
                Subordinated Revenue Bonds, Series 1995-1 (Grand Central Terminal
                Redevelopment Project), 5.700%, 7/01/24
  3,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101 1/2          Aaa      3,195,480
                Bonds, Series 1997A, 5.750%, 7/01/21
  3,500,000    Metropolitan Transportation Authority, Commuter Facilities Revenue            7/07 at 101          Aaa      3,428,915
                Bonds, Series 1997E, 5.000%, 7/01/21
  3,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100          Aaa      3,160,020
                Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
                (Alternative Minimum Tax)
  2,750,000    Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,    1/02 at 101 1/2          Aaa      2,994,035
                Series X, 6.500%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 22.8%

  1,490,000    Dormitory Authority of the State of New York, United Health Services,         2/00 at 102          AAA      1,613,193
                Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                (Pre-refunded to 2/01/00)
  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102          Aaa      1,307,712
                Educational Facilities, Revenue Bonds, Series 1989B, 7.250%, 5/15/15
                (Pre-refunded to 5/15/00)
  1,000,000    Dormitory Authority of the State of New York, Manhattanville College,         7/00 at 102          Aaa      1,099,170
                Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22
                (Pre-refunded to 7/01/00)
  6,295,000    Dormitory Authority of the State of New York, City University System,         7/00 at 102          Aaa      6,919,275
                Consolidated Second General Resolution Revenue Bonds, Series 1990F,
                7.500%, 7/01/20 (Pre-refunded to 7/01/00)
  2,500,000    Dormitory Authority of the State of New York, Cooper Union, Insured           7/01 at 102          Aaa      2,791,300
                Revenue Bonds, Series 1990, 7.200%, 7/01/20
                (Pre-refunded to 7/01/01)
  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102          Aaa      1,301,400
                Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)


  Principal                                                                               Optional Call                       Market
     Amount     Description                                                                  Provisions*      Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- continued

 $2,000,000     Dormitory Authority of the State of New York, State University              5/00 at 100           Aaa    $ 2,112,080
                 Educational Facilities, Revenue Bonds, Series 1990A, 6.500%, 5/15/19
                 (Pre-refunded to 5/15/00)
  1,000,000     Dormitory Authority of the State of New York, Fordham University,           7/00 at 102           Aaa      1,092,510
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)
      5,000     New York Medical Care Facilities Finance Agency, Mental Health              2/02 at 102           Aaa          5,501
                 Services Facilities Improvement Revenue Bonds, 1992
                 Series A, 6.375%, 8/15/17 (Pre-refunded to 2/15/02)
  1,500,000     New York State Medical Care Facilities Finance Agency, Hospital             2/99 at 102         AA***      1,580,280
                 and Nursing Home, FHA-Insured Mortgage Revenue Bonds, 1989
                 Series A, 7.250%, 2/15/24 (Pre-refunded to 2/15/99)
  1,300,000     New York State Medical Care Facilities Finance Agency, St.                  2/00 at 102           Aaa      1,410,630
                 Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage Revenue Bonds,
                 1989 Series B, 7.450%, 2/15/29 (Pre-refunded to 2/15/00)
  7,000,000     New York State Medical Care Facilities Finance Agency, New York             2/05 at 102           Aaa      8,152,900
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)
  1,500,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa      1,618,530
                 Facilities Revenue Bonds, Series G, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)
  2,000,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa      2,166,840
                 Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)
    575,000     New York State Urban Development Corporation, Correctional Capital          1/00 at 102           Aaa        617,901
                 Facilities Revenue Bonds, Series G, 7.000%, 1/01/17
  1,295,000     Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102           Aaa      1,429,266
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)
  1,000,000     Erie County Water Authority (New York), Water Works System Revenue         12/09 at 100           Aaa      1,179,630
                 Bonds, Series 1990B, 6.750%, 12/01/14
 10,340,000     Metropolitan Transportation Authority, Transit Facilities Revenue           7/02 at 102           Aaa     11,515,141
                 Bonds, Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)
                Public Improvement Serial Bonds 1992, County of Monroe, New York,
                General Obligation Bonds:
    375,000      6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        410,141
    375,000      6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        410,141
    350,000      6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                  6/01 at 102           Aaa        382,799
  3,725,000     Montgomery, Otsego, Schoharie, Solid Waste Management Authority,            1/00 at 103           Aaa      4,054,067
                 Solid Waste System Revenue Bonds, Series 1990, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)
                Mount Sinai Union Free School District, Suffolk County, New York,
                School District (Serial) Bonds, 1989:
  1,000,000      7.250%, 2/15/15 (Pre-refunded to 2/15/00)                                  2/00 at 102           Aaa      1,082,540
  1,000,000      7.250%, 2/15/17 (Pre-refunded to 2/15/00)                                  2/00 at 102           Aaa      1,082,540
  3,000,000     The City of New York, General Obligation Bonds, Fiscal 1992             8/02 at 101 1/2           Aaa      3,303,300
                 Series C, Fixed Rate Bonds, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/02)
  2,000,000     The City of New York, General Obligation Bonds, Fiscal 1990                10/99 at 100           Aaa      2,099,280
                 Series B, 7.000%, 10/01/16

                   Portfolio of Investments
                   February 28, 1998
                   Nuveen New York Insured--continued



 Principal                                                                                 Optional Call                Market
    Amount    Description                                                                    Provisions*  Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed -- continued

$1,300,000    The City of New York, General Obligation Bonds, Fiscal 1990                   10/99 at 100      Aaa   $1,364,532
                Series B, 7.000%, 10/01/15

              The City of New York, General Obligation Bonds, Fiscal 1990
              Series B:
 1,025,000      7.000%, 10/01/17                                                            10/99 at 100      Aaa    1,075,881
   310,000      7.000%, 10/01/18                                                            10/99 at 100      Aaa      325,388

 1,000,000    New York City Municipal Water Finance Authority, Water and                 6/00 at 101 1/2      Aaa    1,087,700
                Sewer System Revenue Bonds, Fiscal 1991 Series A, 7.250%,
                6/15/15 (Pre-refunded to 6/15/00)

 2,000,000    New York City Municipal Water Finance Authority, Water and                     6/01 at 101      Aaa    2,186,820
                Sewer Revenue Bonds, Fiscal 1992 Series A, 6.750%,
                6/15/16 (Pre-refunded to 6/15/01)

 1,000,000    New York City Transit Authority, Transit Facilities Revenue                    1/00 at 102      Aaa    1,083,420
                Bonds, Series 1990 (Livingston Plaza Project), 7.500%,
                1/01/20 (Pre-refunded to 1/01/00)

 2,200,000    The Trust for Cultural Resources of The City of New York,                      4/01 at 102      Aaa    2,422,992
                Revenue Refunding Bonds, Series 1991A (The American Museum
                of Natural History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

 5,725,000    Niagara Falls Bridge Commission, Toll Bridge System Revenue                   10/02 at 102      Aaa    6,314,732
                Bonds, Series 1992, 6.125%, 10/01/19 (Pre-refunded to 10/01/02)

              Town of North Hempstead, Nassau County, New York, Public
              Improvement (Serial) Bonds, 1991, Series B, Unlimited Tax:
   425,000      6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                    6/00 at 102      Aaa      459,773
   425,000      6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                    6/00 at 102      Aaa      459,773

 1,000,000    County of Suffolk, New York, General Obligation Refunding                      4/00 at 102      Aaa    1,079,290
                (Serial) Bonds, Public Improvement Refunding Bonds, 1993
                Series B, 6.900%, 4/01/01 (Pre-refunded to 4/01/00)

 2,000,000    Triborough Bridge and Tunnel Authority, General Purpose                        1/01 at 102      Aaa    2,196,260
                Revenue Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded
                to 1/01/01)

 1,175,000    Triborough Bridge and Tunnel Authority, General Purpose                    1/01 at 101 1/2      Aaa    1,285,050
                Revenue Bonds, Series S, 7.000%, 1/01/21 (Pre-refunded
                to 1/01/01)

 1,750,000    City of Yonkers, New York, General Obligation School Bonds                    12/00 at 102      Aaa    1,941,240
                1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)

------------------------------------------------------------------------------------------------------------------------------
              Utilities--0.9%

 2,500,000    New York Energy Research and Development Authority, Pollution                 10/99 at 103      Aaa    2,692,850
                Control Revenue Bonds (Central Hudson Gas and Electric
                Corporation Project), 1984 Series B, 7.375%, 10/01/14

   705,000    Power Authority of the State of New York, General Purpose                      1/02 at 102      Aaa      769,240
                Bonds, Series Z, 6.500%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------
              Water and Sewer--8.9%

 1,450,000    New York State Environmental Facilities Corporation, State Water                 6/00 at 102    Aaa    1,557,314
                Pollution Control, Revolving Fund Revenue Bonds, Series 1990 C
                (Pooled Loan Issue), 7.200%, 3/15/11

   280,000    Albany, New York, Municipal Water Finance Authority, Water and                   12/98 at 102   Aaa      293,198
                Sewer System Revenue Bonds, Series 1988A, 7.500%, 12/01/17



              23


   Principal                                                                     Optional Call                   Market
      Amount   Description                                                          Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------
               Water and Sewer -- continued

$  8,385,000   Buffalo Municipal Water Finance Authority, Water System             7/03 at 102        Aaa   $  8,824,876
                Revenue Bonds, Series 1992, 5.750%, 7/01/19

   1,250,000   New York City Municipal Water Finance Authority, Water and          6/01 at 101        Aaa      1,354,850
                 Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.750%,
                 6/15/16

               New York City Municipal Water Finance Authority, Water and
               Sewer System Revenue Bonds, Fiscal 1993 Series A:

   2,765,000    5.750%, 6/15/18                                                6/02 at 101 1/2        Aaa      2,880,217

   4,650,000    5.500%, 6/15/20                                                    6/02 at 100        Aaa      4,727,794

   7,000,000   New York City Municipal Water Finance Authority, Water and          6/06 at 101        Aaa      7,444,990
                Sewer System Revenue Bonds, Fiscal 1996 Series B,
                5.750%, 6/15/26

   1,000,000   New York City Municipal Water Finance Authority, Water and          6/07 at 101        Aaa        979,700
                Sewer System Revenue Bonds, Fiscal 1998 Series D,
                5.000%, 6/15/21

   1,000,000   Suffolk County Industrial Development Agency (Suffolk County,       2/04 at 101        Aaa      1,005,220
                New York), Suffolk County Southwest Sewer System Revenue
                Bonds, Series 1994, 4.750%, 2/01/09

   3,700,000   Suffolk County Water Authority, New York, New York, Water           6/03 at 102        Aaa      3,641,280
                 System Revenue Bonds, Series 1994, 5.000%, 6/01/17
------------------------------------------------------------------------------------------------------------------------
$336,865,000   Total Investments -- (cost $329,859,207) -- 98.4%                                             361,029,620
============------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities -- 0.9%

$  1,000,000   The City of New York, General Obligation Bonds, Fiscal                              VMIG-1      1,000,000
                1995 Series B, Variable Rate Demand Bonds, 3.600%, 8/15/05+

     700,000   New York City Industrial Development Agency, Revenue Bonds,                           A-1+        700,000
                Series 1989 Audubon Society -- Variable Rate Demand Bonds,
                3.650%, 12/01/14+

   1,500,000   Dormitory Authority of the State of New York, Cornell University                    VMIG-1      1,500,000
                Revenue Bonds, Series 1990B, Variable Rate Demand Bonds,
                3.650%, 7/01/25+
------------------------------------------------------------------------------------------------------------------------
$  3,200,000   Total Temporary Investments -- 0.9%                                                             3,200,000
============------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 0.7%                                                           2,430,358
               ---------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                           $366,659,978
               =========================================================================================================

               All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.
24


Statement of Net Assets
February 28, 1998

                                                                    Nuveen Flagship   Nuveen New York
                                                                           New York           Insured
-----------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $245,115,569      $361,029,620
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)             1,000,000         3,200,000
Cash                                                                        245,430           666,717
Receivables:
  Interest                                                                2,901,498         3,981,564
  Shares sold                                                               338,215           170,008
Other assets                                                                 62,025           185,847
-----------------------------------------------------------------------------------------------------
     Total assets                                                       249,662,737       369,233,756
-----------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                          --           981,542
  Shares redeemed                                                           193,869           291,575
Accrued expenses:
  Management fees (note 6)                                                   22,507           150,967
  12b-1 distribution and service fees (notes 1 and 6)                        18,377            12,065
  Other                                                                      55,681            70,912
Dividends payable                                                           647,952         1,066,717
-----------------------------------------------------------------------------------------------------
     Total liabilities                                                      938,386         2,573,778
-----------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $248,724,351      $366,659,978
=====================================================================================================
Class A Shares (note 1)
Net assets                                                             $ 78,038,462      $ 44,720,864
Shares outstanding                                                        7,113,543         4,158,049
Net asset value and redemption price per share                         $      10.97      $      10.76
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $      11.45      $      11.23
=====================================================================================================
Class B Shares (note 1)
Net assets                                                             $  4,311,083      $  5,982,005
Shares outstanding                                                          392,685           556,042
Net asset value, offering and redemption price per share               $      10.98      $      10.76
=====================================================================================================
Class C Shares (note 1)
Net assets                                                             $  6,232,738      $  2,309,737
Shares outstanding                                                          566,319           214,989
Net asset value, offering and redemption price per share               $      11.01      $      10.74
=====================================================================================================
Class R Shares (note 1)
Net assets                                                             $160,142,068      $313,647,372
Shares outstanding                                                       14,555,495        29,159,816
Net asset value, offering and redemption price per share               $      11.00      $      10.76
=====================================================================================================


                                 See accompanying notes to financial statements.


Statement of Operations
Year ended February 28, 1998

                                                                   Nuveen Flagship     Nuveen New York
                                                                          New York             Insured
------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                    $14,147,980         $21,023,934
------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                 1,274,133           1,929,254
12b-1 service fees -- Class A (notes 1 and 6)                              146,006              79,903
12b-1 distribution and service fees -- Class B (notes 1 and 6)              18,117              27,910
12b-1 distribution and service fees -- Class C (notes 1 and 6)              37,940              16,700
Shareholders' servicing agent fees and expenses                            180,465             299,519
Custodian's fees and expenses                                               68,593              82,552
Trustees' fees and expenses (note 6)                                         6,807               7,225
Professional fees                                                            8,774              16,485
Shareholders' reports -- printing and mailing expenses                      83,413              71,770
Federal and state registration fees                                         16,939               2,792
Portfolio insurance expense                                                     --               9,714
Other expenses                                                              11,242              23,035
------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              1,852,429           2,566,859
 Expense reimbursement (note 6)                                           (317,918)                 --
------------------------------------------------------------------------------------------------------
Net expenses                                                             1,534,511           2,566,859
------------------------------------------------------------------------------------------------------
Net investment income                                                   12,613,469          18,457,075
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)             661,126             619,011
Net change in unrealized appreciation or depreciation
 of investments                                                          9,051,117           8,290,299
------------------------------------------------------------------------------------------------------
Net gain from investments                                                9,712,243           8,909,310
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $22,325,712         $27,366,385
======================================================================================================



                                 See accompanying notes to financial statements.

              Statement of Changes in Net Assets

                                                                    Nuveen Flagship New York      Nuveen New York Insured
                                                                  --------------------------------------------------------
                                                                   Year ended     Year ended     Year ended     Year ended
                                                                      2/28/98        2/28/97*       2/28/98        2/28/97
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $ 12,613,469   $  9,771,158   $ 18,457,075   $ 18,870,727
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                      661,126     (1,010,261)       619,011     (1,461,177)
Net change in unrealized appreciation or depreciation
 of investments                                                     9,051,117        692,933      8,290,299     (2,674,004)
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         22,325,712      9,453,830     27,366,385     14,735,546
--------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                           (3,875,640)    (1,237,906)    (2,006,721)    (1,495,702)
 Class B                                                              (83,036)          (239)      (123,259)        (4,068)
 Class C                                                             (239,478)       (45,573)       (99,554)       (88,657)
 Class R                                                           (8,443,262)    (8,581,033)   (16,348,358)   (17,106,737)
From accumulated net realized gains from
 investment transactions:
 Class A                                                                   --        (75,072)            --             --
 Class B                                                                   --             --             --             --
 Class C                                                                   --         (3,076)            --             --
 Class R                                                                   --       (571,338)            --             --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (12,641,416)   (10,514,237)   (18,577,892)   (18,695,164)
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
 of Flagship New York (note 1)                                             --     52,756,095             --             --
Net proceeds from sale of shares                                   30,298,985     17,906,845     28,258,045     27,322,062
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                               7,761,760      7,344,275     13,010,796     13,233,860
--------------------------------------------------------------------------------------------------------------------------
                                                                   38,060,745     78,007,215     41,268,841     40,555,922
--------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (27,382,856)   (19,737,885)   (41,856,071)   (47,601,839)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from Fund share transactions                                      10,677,889     58,269,330       (587,230)    (7,045,917)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              20,362,185     57,208,923      8,201,263    (11,005,535)
Net assets at the beginning of year                               228,362,166    171,153,243    358,458,715    369,464,250
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $248,724,351   $228,362,166   $366,659,978   $358,458,715
==========================================================================================================================
Balance of undistributed net investment
 income at end of year                                           $      5,278   $     33,225   $    114,194   $    235,011
==========================================================================================================================

* Information represents 11 months of Nuveen New York and one month of Nuveen Flagship New York (see note 1).

                                 See accompanying notes to financial statements.

              Notes to Financial Statements
              February 28, 1998


              1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New York Municipal Bond Fund ("Nuveen Flagship New York") and the Nuveen New York Insured Municipal Bond Fund ("Nuveen New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen New York Tax-Free Value Fund ("Nuveen New York") and Flagship New York Tax Exempt Fund ("Flagship New York") reorganized into Nuveen Flagship New York. Nuveen New York Insured Tax-Free Value Fund ("Nuveen New York Insured") was reorganized into the Trust and renamed Nuveen New York Insured Municipal Bond Fund. Prior to these reorganizations, Nuveen New York was a series of the Nuveen Tax-Free Bond Fund, Inc., Flagship New York was a sub-trust of the Flagship Tax Exempt Funds Trust, and Nuveen New York Insured was a series of Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end management investment company.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

              Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

              Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 1998, the Funds had no such outstanding purchase commitments.

              Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

              February 28, 1998


              Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 28, 1998, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

              Insurance

Nuveen New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, gives the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

              Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 1998.

              Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


              2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                           Nuveen Flagship New York
                                                                          ------------------------------------------------------
                                                                               Year ended 2/28/98         Year ended 2/28/97*
                                                                          ------------------------------------------------------
                                                                              Shares         Amount        Shares         Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Flagship New York:
 Class A                                                                          --   $         --     4,801,915    $50,302,455
 Class B                                                                          --             --            --             --
 Class C                                                                          --             --       233,553      2,453,640
 Class R                                                                          --             --            --             --
Shares sold:
 Class A                                                                   1,192,340     12,830,429       800,235      8,359,824
 Class B                                                                     400,533      4,306,773        12,680        134,014
 Class C                                                                     254,474      2,741,394        98,523      1,037,778
 Class R                                                                     963,440     10,420,389       801,691      8,375,229
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                     152,051      1,627,414        65,006        681,196
 Class B                                                                       3,386         36,761            --             --
 Class C                                                                       9,491        102,142         2,391         25,145
 Class R                                                                     558,993      5,995,443       632,056      6,637,934
--------------------------------------------------------------------------------------------------------------------------------
                                                                           3,534,708     38,060,745     7,448,050     78,007,215
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (1,038,824)   (11,085,975)     (342,219)    (3,580,581)
 Class B                                                                     (22,971)      (250,548)         (943)        (9,996)
 Class C                                                                     (73,153)      (789,011)      (19,687)      (205,801)
 Class R                                                                  (1,424,412)   (15,257,322)   (1,525,270)   (15,941,507)
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (2,559,360)   (27,382,856)   (1,888,119)   (19,737,885)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                 975,348   $ 10,677,889     5,559,931   $ 58,269,330
================================================================================================================================
* Information represents 11 months of Nuveen New York and one month of Nuveen
  Flagship New York (see note 1).

                                                                                          Nuveen New York Insured
                                                                            ----------------------------------------------------
                                                                               Year ended 2/28/98           Year ended 2/28/97
                                                                            ----------------------------------------------------
                                                                              Shares         Amount        Shares         Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   1,218,422    $12,894,251     1,504,805   $ 15,621,977
 Class B                                                                     440,390      4,686,122       121,801      1,283,684
 Class C                                                                      36,490        382,197       132,904      1,375,391
 Class R                                                                     970,440     10,295,475       871,126      9,041,010
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                     124,699      1,317,874       100,648      1,049,380
 Class B                                                                       2,936         31,367            --             --
 Class C                                                                       6,978         73,631         6,232         64,963
 Class R                                                                   1,097,334     11,587,924     1,163,086     12,119,517
--------------------------------------------------------------------------------------------------------------------------------
                                                                           3,897,689     41,268,841     3,900,602     40,555,922
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                    (610,560)    (6,423,983)     (512,407)    (5,315,448)
 Class B                                                                      (9,085)       (96,502)           --             --
 Class C                                                                     (20,702)      (219,749)      (76,002)      (797,045)
 Class R                                                                  (3,324,737)   (35,115,837)   (3,991,732)   (41,489,346)
--------------------------------------------------------------------------------------------------------------------------------
                                                                          (3,965,084)   (41,856,071)   (4,580,141)   (47,601,839)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                      (67,395)  $   (587,230)     (679,539)   $(7,045,917)
================================================================================================================================

              February 28, 1998

              3. Distributions to Shareholders

On March 9, 1998, the Funds declared dividend distributions from their tax-exempt net investment income which were paid April 1, 1998, to shareholders of record on March 9, 1998, as follows:

                                                      Nuveen Flagship      Nuveen New York
                                                             New York              Insured
              ----------------------------------------------------------------------------
              Dividend per share:
                Class A                                        $.0475               $.0445
                Class B                                         .0405                .0375
                Class C                                         .0425                .0395
                Class R                                         .0490                .0460
              ============================================================================

              4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended February 28, 1998, were as follows:

                                                         Nuveen Flagship      Nuveen New York
                                                                New York              Insured
              -------------------------------------------------------------------------------
              Purchases:
                Investments in municipal securities          $77,460,357          $59,963,155
                Temporary municipal investments               29,600,000           39,300,000
              Sales:
                Investments in municipal securities           68,790,806           61,051,548
                Temporary municipal investments               28,600,000           37,700,000
              ===============================================================================

At February 28, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                             Nuveen Flagship      Nuveen New York
                                                    New York              Insured
              -------------------------------------------------------------------
              Expiration year:
                2004                              $1,234,100             $      -
                2005                                       -              924,758
              -------------------------------------------------------------------
              Total                               $1,234,100             $924,758
              ===================================================================

              5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1998, were as follows:

                                             Nuveen Flagship       Nuveen New York
                                                    New York               Insured
              --------------------------------------------------------------------
              Gross unrealized:
                appreciation                     $21,577,351           $31,222,332
                depreciation                        (111,903)              (51,919)
              --------------------------------------------------------------------
              Net unrealized appreciation        $21,465,448           $31,170,413
              ====================================================================

              6. Management Fee and Other Transactions with Affiliates

Under the Trusts' investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

              Average daily net asset value      Management fee
              -------------------------------------------------
              For the first $125 million            .5500 of 1%
              For the next $125 million             .5375 of 1
              For the next $250 million             .5250 of 1
              For the next $500 million             .5125 of 1
              For the next $1 billion               .5000 of 1
              For net assets over $2 billion        .4750 of 1
              ================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Nuveen Flagship New York and .975 of 1% of the average daily net asset value of Nuveen New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended February 28, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $366,500 and $307,800 for Nuveen Flagship New York and Nuveen New York Insured, respectively, of which approximately $306,800 and $259,600, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 1998, the Distributor compensated authorized dealers directly with approximately $192,800 and $209,000, in common advances at the time of purchase for Nuveen Flagship New York and Nuveen New York Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 1998, the Distributor retained approximately $42,500 and $33,500 in such 12b-1 fees for Nuveen Flagship New York and Nuveen New York Insured, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $13,400 and $3,800 of CDSC on share redemptions for Nuveen Flagship New York and Nuveen New York Insured, respectively, during the fiscal year ended February
28, 1998.

              7.  Composition of Net Assets

At February 28, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   Nuveen Flagship   Nuveen New York
                                                                                          New York           Insured
              ------------------------------------------------------------------------------------------------------
              Capital paid-in                                                         $228,487,725      $336,300,129
              Balance of undistributed net investment income                                 5,278           114,194
              Accumulated net realized gain (loss) from investment transactions         (1,234,100)         (924,758)
              Net unrealized appreciation of investments                                21,465,448        31,170,413
              ------------------------------------------------------------------------------------------------------
              Net assets                                                              $248,724,351      $366,659,978
              ======================================================================================================


              Financial Highlights

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance          Less distributions
                                          ------------------------     ---------------------------



                                                               Net
NUVEEN FLAGSHIP NEW YORK            Net               realized and      Dividends                       Net     Total
                                  asset                 unrealized      from tax-                     asset    return
                                  value          Net   gain (loss)     exempt net    Distributions    value    on net
Year ended                    beginning   investment          from     investment     from capital   end of     asset
February 28/29,               of period   income (a)   investments         income            gains   period  value(b)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
 1998                            $10.53        $.57         $ .44           $(.57)          $  --    $10.97      9.84%
 1997                             10.61         .59          (.07)           (.56)           (.04)    10.53      5.07
 1996                             10.12         .56           .48            (.55)             --     10.61     10.52
 1995 (c)                         10.23         .28          (.07)           (.27)           (.05)    10.12      2.21

Class B (2/97)
 1998                             10.53         .49           .45            (.49)             --     10.98      9.10
 1997 (c)                         10.48         .05           .04            (.04)             --     10.53       .87

Class C (9/94)**
 1998                             10.56         .51           .45            (.51)             --     11.01      9.31
 1997                             10.64         .55          (.11)           (.48)           (.04)    10.56      4.31
 1996                             10.11         .48           .53            (.48)             --     10.64     10.13
 1995 (c)                         10.11         .23           .04            (.22)           (.05)    10.11      2.80

Class R (12/86)**
 1998                             10.55         .59           .45            (.59)             --     11.00     10.11
 1997                             10.64         .59          (.05)           (.59)           (.04)    10.55      5.26
 1996                             10.15         .58           .49            (.58)             --     10.64     10.80
 1995                             10.72         .58          (.53)           (.57)           (.05)    10.15       .75
 1994                             10.61         .58           .16            (.58)           (.05)    10.72      7.10
 1993                              9.88         .60           .81            (.60)           (.08)    10.61     14.79
 1992 (d)                          9.82         .16           .06            (.16)             --      9.88      2.21
 1991 (e)                          9.38         .63           .44            (.63)             --      9.82     11.79
 1990 (e)                          9.56         .63          (.18)           (.63)             --      9.38      4.92
 1989 (e)                          9.18         .63           .38            (.63)             --      9.56     11.34
=====================================================================================================================

             *  Annualized.

            ** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of Nuveen New York.

           (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

           (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

           (c)  From commencement of class operations as noted.

           (d)  For the three months ended February 29.

           (e)  For the fiscal year ended November 30.







                           Ratios/Supplemental data
----------------------------------------------------------------------------------------
                                        Ratio                          Ratio
                                       of net                         of net
                   Ratio of        investment          Ratio of   investment
                   expenses         income to          expenses    income to
                 to average           average        to average      average
    Net assets   net assets        net assets        net assets   net assets
        end of       before            before             after        after   Portfolio
        period   reimburse-        reimburse-        reimburse-   reimburse-    turnover
(in thousands)         ment              ment          ment (a)     ment (a)        rate
----------------------------------------------------------------------------------------

      $ 78,038          .90%             5.14%              .77%        5.27%         30%
        71,676          .95              5.39               .89         5.45          37
        15,732         1.02              5.28               .99         5.31          47
         3,189         1.56*             5.31*             1.00*        5.87*         29


         4,311         1.67              4.32              1.50         4.49          30
           124         1.65*             5.86*             1.44*        6.07*         37


         6,233         1.46              4.57              1.32         4.71          30
         3,965         1.64              4.73              1.57         4.80          37
           646         1.99              4.29              1.73         4.55          47
            86         7.97*            (1.06)*            1.75*        5.16*         29


       160,142          .70              5.34               .57         5.47          30
       152,598          .71              5.55               .69         5.57          37
       154,776          .76              5.55               .74         5.57          47
       149,454          .74              5.79               .74         5.79          29
       146,297          .78              5.30               .75         5.33          15
       107,146          .84              5.75               .75         5.84          12
        66,491          .75*             6.27*              .75*        6.27*         16
        59,351          .79              6.46               .75         6.50          19
        44,347          .81              6.59               .75         6.65          51
        29,040          .98              6.40               .75         6.63          85
========================================================================================

              Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                                 Operating performance          Less distributions
                                                    --------------------------    ---------------------------

                                                                           Net
NUVEEN NEW YORK INSURED                      Net                  realized and     Dividends                         Net      Total
                                           asset                    unrealized     from tax-                        asset    return
                                           value           Net     gain (loss)    exempt net    Distributions       value    on net
Year ended                             beginning    investment            from    investment     from capital      end of     asset
February 28/29,                        of period    income (a)     investments        income            gains      period  value(b)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 1998                                     $10.50          $.53           $ .26         $(.53)        $     --      $10.76      7.76%
 1997                                      10.61           .55            (.14)         (.52)              --       10.50      4.02
 1996                                      10.15           .52             .49          (.52)            (.03)**    10.61     10.19
 1995 (c)                                  10.16           .25             .04          (.26)            (.04)      10.15      3.01
Class B (2/97)
 1998                                      10.50           .45             .26          (.45)              --       10.76      6.96
 1997 (c)                                  10.53           .03            (.02)         (.04)              --       10.50       .07
Class C (9/94)
 1998                                      10.48           .47             .26          (.47)              --       10.74      7.16
 1997                                      10.61           .47            (.16)         (.44)              --       10.48      3.06
 1996                                      10.12           .44             .53          (.45)            (.03)**    10.61      9.71
 1995 (c)                                  10.03           .21             .13          (.21)            (.04)      10.12      3.53
Class R (12/86)
 1998                                      10.49           .55             .27          (.55)              --       10.76      8.04
 1997                                      10.61           .55            (.13)         (.54)              --       10.49      4.15
 1996                                      10.15           .55             .49          (.55)            (.03)**    10.61     10.51
 1995                                      10.63           .56            (.44)         (.56)            (.04)      10.15      1.37
 1994                                      10.62           .55             .03          (.54)            (.03)      10.63      5.57
 1993                                       9.78           .57             .84          (.56)            (.01)      10.62     14.96
 1992                                       9.32           .59             .47          (.60)              --        9.78     11.66
 1991                                       9.25           .60             .07          (.60)              --        9.32      7.61
 1990                                       9.06           .60             .19          (.60)              --        9.25      8.75
 1989                                       9.10           .59            (.04)         (.59)              --        9.06      6.37
===================================================================================================================================

              *  Annualized.

             ** The amounts shown include distribution in excess of capital gains of $.0024 per share.

             (a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

             (b) Total returns are calculated on net asset value without any sales charge and are not annualized.

             (c) From commencement of class operations as noted.

                                        Ratios/Supplemental data
-------------------------------------------------------------------------------------------------------
                                    Ratio of net
                       Ratio of       investment             Ratio of         Ratio of net
                    expenses to        income to          expenses to    investment income
    Net assets      average net      average net          average net       to average net    Portfolio
 end of period    assets before    assets before         assets after     net assets after     turnover
(in thousands)    reimbursement    reimbursement    reimbursement (a)    reimbursement (a)         rate
-------------------------------------------------------------------------------------------------------
      $ 44,721              .88%            4.98%                 .88%                4.98%          17%
        24,747              .92             5.04                  .92                 5.04           29
         7,258              .93             4.97                  .93                 4.97           17
         1,279             1.13*            5.33*                1.05*                5.41*          11

         5,982             1.65             4.24                 1.65                 4.24           17
         1,279             1.64*            5.17*                1.64*                5.17*          29

         2,310             1.43             4.43                 1.43                 4.43           17
         2,015             1.67             4.28                 1.67                 4.28           29
         1,369             1.69             4.21                 1.69                 4.21           17
           285             2.32*            4.13*                1.80*                4.65*          11

       313,647              .68             5.18                  .68                 5.18           17
       319,208              .68             5.28                  .68                 5.28           29
       343,348              .67             5.26                  .67                 5.26           17
       345,121              .65             5.57                  .65                 5.57           11
       388,176              .68             5.11                  .68                 5.11            5
       314,877              .73             5.56                  .73                 5.56            6
       167,048              .69             6.08                  .69                 6.08            4
        80,484              .73             6.46                  .73                 6.46           13
        40,372              .85             6.35                  .85                 6.35           30
        20,206             1.05             6.50                  .97                 6.58           62
=======================================================================================================

Building Better Portfolios with Nuveen

Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

Mutual Funds

Nuveen Mutual Funds offer investors access to the Nuveen family of premier advisers, including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Unit Trusts

Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance, and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred (R)

Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed
to help you reach your
financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and Income

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information




Board of Trustees

Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale



Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227



Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.



Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN 1898   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com